Use these links to rapidly review the document

INDEX TO FINANCIAL STATEMENTS

Filed pursuant to Rule 497(h)
File No. 333-172669

P R O S P E C T U S	5,750,000 Shares TCP Capital Corp. Common Stock

        This is an initial public offering of shares of common stock of TCP Capital Corp. Following the offering, we, or the "Holding Company," will be a holding company with no direct operations of our own, and our only business and sole asset will be our ownership of all of the limited partner interests in Special Value Continuation Partners, LP, or the "Operating Company." We and the Operating Company each will be managed by Tennenbaum Capital Partners, LLC, or "TCP." TCP is a leading investment manager and specialty lender to middle-market companies that had in excess of $4.5 billion of committed capital under management as of December 31, 2011, approximately 14% of which consists of our committed capital. SVOF/MM, LLC, an affiliate of TCP, will be the Operating Company's general partner and will also provide the administrative services necessary for us to operate. We and the Operating Company have elected prior to the completion of this offering to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." Neither we nor the Operating Company has previously operated as a business development company under the 1940 Act and neither TCP nor SVOF/MM, LLC has prior experience managing or providing administrative services to a business development company under the 1940 Act.

        Our and the Operating Company's investment objective is to seek to achieve high total returns while minimizing losses. Both we and the Operating Company seek to achieve this investment objective primarily through investments in debt securities of middle-market companies. The primary investment focus will be the investment in and origination of leveraged loans to performing middle-market companies.

        All of the shares of common stock sold in this offering will be sold by us. The net asset value of our common stock on March 30, 2012 (the last date prior to the date of this prospectus on which net asset value was determined) was approximately $15.00 per share. Prior to this offering, there has been no public market for our common stock. The initial public offering price per share will be $14.75. Subject to completion of this offering, our common stock has been approved for listing on The NASDAQ Global Select Market under the symbol "TCPC."

        This prospectus contains important information you should know before investing in our common stock. Please read it carefully before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. TCP maintains a website at http://www.tennenbaumcapital.com and we intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain such information and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us at (310) 566-1094. The Securities and Exchange Commission maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

        At an offering of 5,750,000 shares of common stock at the initial public offering price of $14.75 per share, no exercise of the underwriters' overallotment option, purchasers in this offering will experience an accretion of approximately $0.02 per share and existing shareholders will experience dilution of approximately $0.23 per share on a fully diluted basis.

        Our shares have no history of public trading. Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This risk of loss applies to our shares of common stock as well and may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

        Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in "Risks" beginning on page 26 of this prospectus.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$14.75	$84,812,500
Sales load (underwriting discount and commissions)(1)	$0.74	$4,240,625
Proceeds, before expenses, to the Company	$14.38	$82,692,188

(1)
TCP will reimburse us for half of the sales load in connection with this offering. We estimate that we will incur expenses of approximately $1,300,777 ($0.23 per share) in connection with this offering. Such expenses will be borne by us. Stockholders will indirectly bear such expenses, which will reduce the net asset value per share of the shares purchased by investors in this offering. Net proceeds, after expenses and sales load net of TCP's reimbursement, will be approximately $81,391,411 ($14.16 per share).

        We have granted the underwriters an option to purchase up to 862,500 additional shares of our common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus solely to cover overallotments, if any. If the underwriters exercise this option in full, the total price to the public, sales load net of TCP's reimbursement and net proceeds will be $97,534,375, $2,438,359, and $93,795,239, respectively. See "Underwriting." The shares will be ready for delivery on or about April 10, 2012.

Joint Book-Running Managers
(underwriters)

Deutsche Bank Securities	Stifel Nicolaus Weisel

Lead Manager
(underwriters)
 Oppenheimer & Co.

Co-Managers
(underwriters)

D.A. Davidson & Co.	Natixis	Wunderlich Securities

Ladenburg Thalmann & Co. Inc.	Aegis Capital Corp.	Mitsubishi UFJ Securities	National Securities Corporation

The date of this prospectus is April 3, 2012.

TCP CAPITAL CORP.

        Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act is not available.

        You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure herein.

i

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus carefully, including "Risks."

        Throughout this prospectus, unless the context otherwise requires, references to:

        "Holding Company" refers to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion described elsewhere in this prospectus and to TCP Capital Corp. for the periods after the consummation of the Conversion;

        "Operating Company" refers to Special Value Continuation Partners, LP, a Delaware limited partnership;

        "TCP" and "Advisor" refer to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and

        "General Partner" and "Administrator" refer to SVOF/MM, LLC, a Delaware limited liability company, the general partner of the Operating Company and an affiliate of the Advisor and administrator of the Holding Company and the Operating Company.

        For simplicity, this prospectus uses the term "Company," "we," "us" and "our" to include the Holding Company and, where appropriate in the context, the Operating Company, on a consolidated basis. For example, (i) although all or substantially all of the net proceeds from this offering will be invested in the Operating Company and all or substantially all of the Holding Company's investments will be made through the Operating Company, this prospectus generally refers to the Holding Company's investments through the Operating Company as investments by the "Company," and (ii) although the Operating Company and not the Holding Company has entered into the Leverage Program (defined below), this prospectus generally refers to the Operating Company's use of the Leverage Program as borrowings by the "Company," in all instances in order to make the operations and investment strategy easier to understand. The Holding Company and the Operating Company have the same investment objective and policies and the assets, liabilities and results of operations of the Holding Company will be consolidated with those of the Operating Company as described below under "— Operating and Regulatory Tax Structure."

        Prior to the completion of this offering and our election to be treated as a business development company, we completed a conversion under which TCP Capital Corp. succeeded to the business of Special Value Continuation Fund, LLC and its consolidated subsidiaries, and the members of Special Value Continuation Fund, LLC became stockholders of TCP Capital Corp. In this prospectus, we refer to such transactions as the "Conversion." Unless otherwise indicated, the disclosure in this prospectus gives effect to the Conversion.

The Company

        We are an externally managed, non-diversified closed-end management investment company that filed, prior to the completion of this offering, an election to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. See "— Company History and BDC Conversion." Our investment objective is to seek to achieve high total returns while minimizing losses. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we intend to primarily focus on privately negotiated investments in debt of middle-market companies, we may make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of our Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments.

        As described in more detail below under "— Company History and BDC Conversion," we have no employees of our own and for so long as the Operating Company exists, our only business and sole asset will continue to be the ownership of all of the common limited partner interests of the Operating Company. We expect to continue to conduct all of our investment activities through the Operating Company and our investment activities will continue to be externally managed by our Advisor, a leading investment manager with in excess of $4.5 billion in committed capital, approximately 14% of which consists of the Holding Company's committed capital under management as of December 31, 2011, and a primary focus on providing financing to middle-market companies. Additionally, the Holding Company will continue to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code, following the conversion so long as it continues to satisfy the RIC requirements.

Investment Portfolio

        At December 31, 2011, our existing investment portfolio consisted of debt and equity positions in 41 portfolio companies valued at approximately $379.0 million. Debt positions represented approximately 81% of the total portfolio fair value and had a weighted-average current yield and yield to maturity of approximately 11.9% and 14.1%, respectively. For purposes of this prospectus, references to "yield to maturity" assume that debt investments in our portfolio as of a certain date are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par upon maturity. At December 31, 2011, the weighted-average remaining term of our debt investments was approximately 4.0 years. At December 31, 2011, the average investment size in our existing portfolio by issuer was $9.2 million. Equity positions in 17 companies represented approximately 19% of the total fair value of our existing investment portfolio. See "— Investment Strategy" for more information.

        The Operating Company obtained or invested in its existing investment portfolio while it was a registered investment company and not a BDC. The main differences between BDCs and registered closed-end companies relate to the more specialized investments a BDC must make. As BDCs, we will be required to invest at least 70% of our assets in private or thinly traded domestic companies as well as in cash items, U.S. Government securities and high quality short term debt securities (and will be required to offer managerial assistance to companies in which we invest). However, as BDCs we will not be subject to industry concentration limits or certain restrictions on investing in real estate or making loans and our leverage restrictions will be more relaxed than if we were a registered closed-end company. Our current portfolio satisfies these requirements and we will not be required to sell any assets to conform to such requirements.

        The following charts summarize our portfolio mix by industry and type based on the fair value of our investments as of December 31, 2011.

Investment by Industry	Investment by Asset Type

*
Industries in aggregate less than 2.5% of the portfolio

Tennenbaum Capital Partners, LLC

        Our investment activities are managed by TCP. TCP is a leading investment manager (including specialty lending to middle-market companies). TCP is a Delaware limited liability company and is registered as an investment advisor under the Investment Advisers Act of 1940. As of December 31, 2011, TCP had in excess of $4.5 billion in committed capital under management, approximately 14% of which consists of the Holding Company's committed capital, and a team of approximately 30 investment professionals supported by approximately 40 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, investor relations, and information technology. TCP was founded in 1999 by Michael E. Tennenbaum, Mark K. Holdsworth and Howard M. Levkowitz and its predecessor entity, formed by the same individuals, commenced operations in 1996. The three founders along with David A. Hollander, Michael E. Leitner, Philip M. Tseng and Rajneesh Vig constitute TCP's active partners, or the TCP Partners. The TCP Partners have significant industry experience, including experience investing in middle-market companies. Together, the TCP Partners have invested approximately $10.1 billion in over 200 companies since TCP's inception, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities. We refer to the products that employ these strategies within the TCP platform as the Opportunity Funds. We believe the TCP Partners' investment perspectives, complementary skills, and collective investment experience provides TCP with a strategic and competitive advantage in middle-market investing.

        As our investment advisor, TCP is responsible for sourcing potential investments, conducting research, analyzing investment opportunities and structuring our investments and monitoring our portfolio companies on an ongoing basis. We believe that TCP has a proven long-term track record of positive performance, notwithstanding some periods during which losses were incurred, of sourcing deals, originating loans and successfully investing in middle-market companies and that the relationships of its investment professionals are integral to TCP's success. TCP's investment professionals have long-term working relationships with key sources of investment opportunities and industry expertise, including investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. Additionally, TCP's structure includes both a board of advisors and a group of Senior Executive Advisors, a team comprised of approximately 20 current and former executives from a variety of industries, which extends the reach of TCP's relationships through a group of seasoned industry leaders and that can enhance our deal sourcing and due diligence activities.

        We also benefit from the existing infrastructure and administrative capabilities of an established investment manager. The General Partner, an affiliate of TCP, serves as our Administrator and provides us with office space, equipment and office services. The tasks of our Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        During 2011, TCP executed in its Opportunity Funds over $480 million in direct origination leveraged loans primarily to middle-market companies, of which over $130 million was for our account. There can be no assurance that similar deal flow or terms will be available in the future for loans in which we may invest.

Investment Strategy

        To achieve our investment objectives, we intend to focus on a subset of the broader investment strategies historically pursued by TCP. Our primary investment focus will be the ongoing origination of and investments in leveraged loans of performing middle-market companies, building on TCP's established track record of origination and participation in the original syndication of approximately $3.6 billion of leveraged loans to 55 companies since 1999, of which we invested over $575 million in 30 companies. For the purposes of this prospectus, the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests in the assets of the borrower.

        We anticipate our investments will generally range from $10 million to $35 million per company, the size of which may grow over time in proportion with our capital base. We expect to generate current returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. We often receive equity interests such as preferred or common stock and warrants or options in connection with our debt investments. From time to time we may also use other investment strategies, which are not our primary focus, to attempt to enhance the overall return of our portfolio. These investment strategies may include, but are not limited to, the purchase of discounted debt, opportunistic investments, and financial instruments to hedge currency or interest rate risk associated with our portfolio.

        Typical investments will be in performing middle-market companies. We believe that middle-market companies are generally less able to secure financing than larger companies and thus offer better return opportunities for those able to conduct the necessary diligence to appropriately evaluate these companies. We will focus primarily on U.S. companies where we believe our Advisor's perspective, complementary skills and investment experience provides us with a competitive advantage and in industries where our Advisor sees an attractive risk reward profile due to macroeconomic trends and existing TCP industry expertise.

Our Competitive Advantages

        We believe that we possess the following competitive advantages over other capital providers to middle-market companies:

        Focus on minimizing the risk of loss and achieving attractive risk-adjusted returns.    We primarily structure investments to attempt to achieve high cash yields, cash origination fees, conservative leverage, and strong contractual protections that reduce the risk of principal loss. Contractual protections may include default premiums, information rights, board governance rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. While we do not expect to undertake a material focus on distressed investments, we believe that TCP's experience in distressed investing from managing other funds helps us negotiate more favorable terms and provides greater opportunity to achieve principal protection. See "— Investment Strategy."

        Diverse in-house skills and experience of our Advisor.    The principals and professionals of TCP have diverse and complementary backgrounds, including prior experience at private investment funds, investment banks, other financial services firms, and managing companies. We believe that the diverse professional experience of TCP's principals and professionals gives us an advantage in sourcing, evaluating, structuring, negotiating, closing, and profitably exiting investments. TCP's advantages include:

  •
  Significant investment expertise in over 15 different industry sectors;

  •
  Track record of leveraged loan originations or participations in original syndications of approximately $3.6 billion to 55 companies since 1999, of which we invested over $575 million in 30 companies;

  •
  Extensive workout and restructuring capabilities honed in multiple in- and out-of-court transactions which allows us to maximize our investment returns and minimize the risk of loss;

  •
  In-house legal expertise with significant experience protecting creditor rights;

  •
  Complementary "bottom-up" and "top-down" (macro economic) expertise; and

  •
  Expertise in analyzing highly complex companies and investments.

        Consistent, proactive and rigorous investment and monitoring processes.    We believe that TCP employs a proven investment process that integrates intensive "bottom-up" company-level research and analysis with a proactive "top-down" view of macroeconomic and industry risks and opportunities. The heart of the process is a thorough analysis of the underlying issuer's business, end markets, competitors, suppliers, revenues, costs, financial statements, and the terms of the issuer's existing obligations, including contingent liabilities (if any). TCP's professionals supplement in-house expertise with industry experts, including TCP's Board of Advisors and Senior Executive Advisors, as well as other CEO/CFO-level executives, with direct management experience in the industries under consideration. These company level analyses are undertaken in the context of and supplemented by TCP's views on and understanding of industry trends and broader economic conditions. These views are formulated and refined through TCP's systematic quarterly macroeconomic reviews and quarterly industry reviews, where long-term and immediate macroeconomic trends and their impact on industry risk/reward characteristics are determined. These views flow through to TCP's proactive deployment of research and capital resources in the investment process. Quarterly portfolio reviews and the TCP Portfolio Company Business Conditions Survey also help to inform TCP's macroeconomic and industry views as well as to inform reporting of deal teams' frequent monitoring of portfolio company progress, risk assessment, and refinement of exit plans. The survey is a proprietary survey of all portfolio companies in which TCP has a sizeable influence and includes a standardized set of questions in order to obtain insight into general business activity, pricing power, costs, margins, financing conditions and expansion plans.

        Focus on established middle-market companies.    We generally invest in companies with established market positions, seasoned management teams, proven and differentiated products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. As a specialty middle-market lender, through TCP we have proven experience structuring financing for middle-market companies and meeting their specialized needs. We believe that there are fewer experienced finance companies focused on transactions involving small and middle-market companies than larger companies, allowing us to negotiate favorable investment terms, including higher yields, more significant covenant protection, and greater equity grants than typical of transactions involving larger companies. Additionally, we believe that middle-market companies offer significant risk-adjusted return advantages over larger companies as they are generally less able to secure financing compared to larger companies and, we believe, are more likely as borrowers to be subject to upfront fees, prepayment premiums and higher interest rates.

        Debt platform with multiple deal sourcing channels.    The employees of TCP have developed extensive networks among investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. These networks are a valuable source of directly originated deals and are further supplemented by the networks and experiences of TCP's Board of Advisors and Senior Executive Advisors. Additionally, TCP's track record as a provider of middle-market financing means that it is often the first or early call on new deal opportunities. Since inception, TCP has originated or participated in the original syndication of approximately $3.6 billion of newly issued loans to 55 companies since 1999, of which we invested over $575 million in 30 companies. TCP has closed transactions with more than 35 different private equity sponsors. TCP is well known as a lender to middle-market companies in a variety of contexts including stressed, distressed, and complex and special situations. TCP's in-depth industry knowledge and ability to diligence complex situations thoroughly and in a timely fashion helps to attract deal opportunities from multiple channels.

        Attractively priced leverage program.    We believe that the Leverage Program (defined below), combined with capital from recent monetizations, will provide us with a substantial amount of capital for deployment into new investment opportunities on relatively favorable terms. The Operating Company has an existing $250 million leverage program comprised of: (i) a $116 million senior secured credit facility that matures on July 31, 2014, subject to extension by the lenders at the request of the Operating Company for one 12-month period, which we refer to as the Revolving Facility; and (ii) $134 million in liquidation preference of preferred interests, which mature on July 31, 2016, which we refer to as the Preferred Interests. The Revolving Facility was entered into on July 31, 2006 with certain lenders and in conjunction with entering into such agreement, the Operating Company also issued the Preferred Interests to such lenders on the same date. We refer to the Revolving Facility and the Preferred Interests collectively as the Leverage Program. Advances under the Revolving Facility generally bear interest at LIBOR plus 0.44%, subject to certain limitations. The lenders also own all of the Operating Company's preferred interests, which is an aggregate of 6,700 Preferred Interests, each of which has a liquidation preference of $20,000 per interest, with dividends generally accruing at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations. The weighted-average financing rate on the Leverage Program at December 31, 2011 was 1.10%. As preferred shareholders the lenders have the right under the 1940 Act to elect two directors of the Operating Company. After this offering, we will have access to the full $116 million under the Revolving Facility.

Market opportunity

        We believe that TCP has a consistent, non-cyclical track record of finding profitable opportunities to lend its managed assets to middle-market companies under most market conditions. However, there can be no assurances that TCP will be able to source profitable opportunities of this type for us, and we have no record operating as a BDC. We believe that the current environment for direct lending to middle-market companies is especially attractive for several reasons that include:

        Reduced lending to middle-market companies by commercial banks.    Recent regulatory changes, including the Dodd-Frank Financial Reform Act, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, and the continued ownership of legacy non-performing assets have significantly curtailed banks' lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to middle-market companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

        Reduced credit supply to middle-market companies from non-bank lenders.    We believe credit to middle-market companies from non-bank lenders will also be constrained as many of those lenders have either gone out of business, exited the market, or are winding down. Numerous hedge funds previously active in leveraged loans disappeared or contracted during the recent financial market crises, while others exited the lending market due to asset-liability mismatches. Other non-bank lenders exited lending due to balance sheet pressures. Furthermore, new collateralized loan obligation, or CLO, formation has been very limited in recent years and existing CLOs' authority to reinvest falls off sharply in coming years. Along with the constraints in bank lending, this situation provides a promising environment in which to originate loans to middle-market companies. We cannot, however, provide any assurance as to the length of time this tight credit supply will persist.

        Middle-market companies are increasingly seeking lenders with access to permanent capital for debt and equity capital.    We believe that many middle-market companies prefer to borrow from capital providers like us, rather than execute high-yield bond or equity transactions in the public markets that may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle-market companies are inclined to seek capital from a small number of providers with access to permanent capital that can satisfy their specific needs and can serve as value-added, long-term financial partners with an understanding of the companies' growth needs.

        Large Amount of Uninvested Private Equity Capital.    Private equity firms raised significant amounts of equity commitments over the period 2006 to 2008, far in excess of the amount of equity they invested. According to Brown Gibbons Lang & Company, there was, as of September 30, 2011, approximately $435 billion of committed private equity capital available and uninvested in North America. We believe the large amount of undeployed private equity capital will drive demand for leveraged buyouts over the next several years, which we believe will, in turn, create significant leveraged lending opportunities for us.

        Significant Refinancing Requirements.    A significant portion of the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 matures in the 2012 to 2015 time period. Much of this debt will need to be refinanced as it matures. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors should increase lending opportunities for us.

        Attractive Pricing and Conservative Deal Structures.    We believe that reduced access to, and availability of, debt capital has improved available loan pricing for middle-market lenders. Deals since the recent credit crisis occurred, which began in 2008 and included a period of disruption in the capital markets as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions, have included meaningful upfront fees, prepayment protections and, in some cases, warrants, all of which should enhance profitability to lenders.

Furthermore, since the credit crisis, lenders generally have required lower leverage levels, increased equity contributions and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more readily, creating stronger protections against a subsequent downturn.

Company History and BDC Conversion

History

        We were organized on July 17, 2006 and commenced operations on July 31, 2006. We were formed as a limited liability company under the laws of the State of Delaware, converted to a Delaware corporation on April 2, 2012 and have elected BDC status prior to the completion of this offering as described in more detail under "Conversion" below. On August 1, 2006, the Holding Company registered as a non-diversified closed-end management investment company under the 1940 Act.

        The Holding Company was formed by the combination of two TCP managed funds, Special Value Bond Fund II, LLC, or SVBF II, and Special Value Absolute Return Fund, LLC, or SVAR. In August 2006, investors holding interests totaling approximately 76% and 92% of the net asset value of SVBF II and SVAR respectively, combined and extended their investments into the Holding Company resulting in proceeds to the Holding Company of approximately $419 million. The net internal rate of return, or net IRR, which is imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays, of SVBF II, from formation on August 31, 2000 until the end of July 2006, was approximately 24.3%. The net IRR of SVAR, from formation on June 12, 2002 until the end of July 2006, was approximately 16.3%. The net IRR of the Holding Company, from formation through December 31, 2011, was approximately 0.7%. Returns of SVBF II and SVAR are not representative of potential returns of the Company upon conversion to a BDC because SVBF II's and SVAR's leverage was greater than the Company's and because their investment policies (which were substantially the same as the Company's to date) were different than those the Company intends to pursue upon conversion to a BDC. See "Risks — Risks related to our business." We may not replicate the Company's or SVBF II's and SVAR's historical performance or the historical performance of other entities managed or supported by TCP. The Holding Company also issued $23,500 liquidation preference of preferred interests to various investors, all of which has been redeemed.

        The Operating Company was formed as a limited partnership under the laws of the State of Delaware. On July 31, 2006, the Operating Company registered as a non-diversified closed-end management investment company under the 1940 Act. The Operating Company issued common limited partner interests to the Holding Company and also issued preferred limited partner interests to the lenders under the Leverage Program. The Operating Company elected to convert from a closed-end fund to a BDC prior to the completion of this offering. Upon the completion of this offering, the Holding Company will conduct its investment operations as a BDC through the Operating Company. In this regard, the Holding Company will invest substantially all of the net proceeds from this offering in the common limited partner interests of the Operating Company and the Operating Company, in turn, will invest the proceeds in portfolio companies. See "Use of Proceeds." Following termination of the Revolving Facility, which is scheduled to mature on July 31, 2014, subject to a one-year extension at the request of the Operating Company, it is possible that the Operating Company will elect to terminate its existence, in which case it will redeem any Preferred Interests then outstanding and transfer its remaining assets to the Holding Company, and the Holding Company will continue operations as a stand-alone BDC and will make investments directly, rather than solely through the Operating Company, in accordance with the investment objective and policies described herein.

The Conversion

        Prior to the completion of our public offering, we converted from a Delaware limited liability company to a Delaware corporation and have made an election to be treated as a BDC under the 1940 Act. Upon conversion from a limited liability company to a corporation, owners of our common limited liability company interests received shares of our new common stock with an aggregate net asset value equal to the aggregate net asset value of the limited liability company interests owned by the stockholder on the conversion date, less the costs of the Conversion and less the amount of any cash distributed for fractional common shares. Each of our outstanding limited liability company interests converted into shares of common stock having a net asset value of $15.00 per share based upon our aggregate net asset value, as determined by our board of directors, at March 30, 2012. Based on our aggregate net asset value at March 30, 2012 of $235,884,525, this resulted in 15,725,635 shares of our common stock outstanding immediately after the Conversion without giving effect to any shares sold in our public offering. Each share of common stock outstanding immediately after the Conversion had a net asset value of $15.00 per share. Our preferred limited liability company interests have been redeemed. Preferred limited partnership interests in the Operating Company, which were issued to the lenders under the Leverage Program, are expected to remain outstanding. The Holding Company will continue to qualify as a RIC following the conversion so long as it continues to satisfy RIC requirements.

        An organizational structure diagram showing our organizational structure immediately after the initial public offering is set forth below:

        The Holding Company's management consists of TCP and its board of directors. The Operating Company's management consists of TCP, the General Partner and its board of directors. The board of directors of the Holding Company and the Operating Company are comprised of the same individuals, the majority of whom are independent of TCP and the General Partner. TCP directs and executes the day-to-day operations of the Holding Company, and TCP directs and executes the day-to-day investment operations and the General Partner directs and executes the day-to-day operational activities of the Operating Company, in each case subject to oversight from the respective board of directors, which sets the broad policies of the Holding Company and performs certain functions required by the 1940 Act for the Operating Company. The board of directors of the Operating

Company has delegated investment management of the Operating Company's assets to TCP, subject to oversight by the board of directors. The managing member of the General Partner is TCP, which serves as the investment advisor of both the Holding Company and the Operating Company. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, employees of TCP and Babson Capital Management, LLC. The Holding Company currently owns all of the common interests in the Operating Company and expects to have the ability to maintain that status. While the Operating Company is permitted to issue securities to persons other than the Holding Company, under the Operating Company's limited partnership agreement, board approval is required to issue equity interests of the Operating Company, and the Holding Company expects that its directors will also serve as the directors of the Operating Company so as to be able to control any issuances by the Operating Company.

        Babson Capital Management, LLC, or Babson, has historically served as our co-advisor and has participated with the Advisor in making investment decisions. However, prior to the completion of this offering, Babson will cease serving as a co-advisor although it will retain an interest in the General Partner. We do not expect this change to have an adverse impact on performance.

        Distributions.    Our board of directors intends to declare a dividend shortly after completion of this offering of $0.00374 per share per day for the period commencing the day we price this offering and continuing through June 30, 2012, which equates to a quarterly rate of approximately $0.34 per share payable early in the third quarter of 2012. This dividend payment is contingent upon the completion of our initial public offering during the first half of calendar 2012. Accordingly, purchasers in this offering will be entitled to receive this dividend payment. We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year. A portion of the offering price on which a sales load is being paid may include the proposed dividend. We cannot assure you that we will be able to pay distributions in the future at the same rate or at all. We do not have a policy to pay distributions at a specific level and expect to continue to distribute substantially all of our taxable income. We will identify at the time of distribution the portion of any distribution estimated to consist of net capital gain or a return of capital.

Operating and Regulatory Tax Structure

        The Holding Company elected to be treated for U.S. federal income tax purposes as a RIC under the Code and it is expected that treatment will continue after it converts from a limited liability company to a corporation. As a RIC, the Holding Company generally does not have to pay corporate-level federal income taxes on any net ordinary income or capital gain that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements. The Operating Company is not a RIC nor will it seek RIC status and instead is intended to be treated as a partnership for tax purposes. In connection with the completion of this offering both the Holding Company and the Operating Company have elected to be treated as BDCs under the 1940 Act. As a BDC we are required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents, U.S. Government securities, and other high-quality debt investments that mature in one year or less and to comply with other regulatory requirements, including limitations on our use of debt. Because the Holding Company and the Operating Company will each be BDCs after the completion of this offering, their assets, liabilities and results of operations will be consolidated for purposes of this 70% requirement.

Conflicts of Interests

        TCP and the General Partner currently do, and in the future may, manage funds and accounts other than the Company, which we refer to as the Other Advisor Accounts, with similar investment objectives as the Company. The investment policies, advisor compensation arrangements and other circumstances of the Company may vary from those of Other Advisor Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Company and Other Advisor Accounts. Investments that are suitable for the Company may not be suitable for the Other Advisor Accounts and investments that are suitable for the Other Advisor Accounts may not be suitable for the Company. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it or we may not have additional capital to invest at a time Other Advisor Accounts do. TCP and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and the Other Advisor Accounts. To the extent that investment opportunities are suitable for the Company and one or more Other Advisor Accounts, TCP and the General Partner will allocate investment opportunities pro rata among the Company and Other Advisor Accounts based on the amount of funds each then has available for such investment taking into account these factors. Investment opportunities in certain privately placed securities will be subject to allocation pursuant to the terms of a co-investment exemptive order under the 1940 Act applicable to funds and accounts managed by TCP and its affiliates. A portion of the proceeds of the offering are expected to be used to repay amounts outstanding under the Revolving Facility. As a result of this application of proceeds, an affiliate of Natixis Securities Americas, LLC has a conflict because it will benefit from the repayment of debt under the Revolving Facility, subject to re-borrowing by us to make long term investments. Such amount will depend on the amount of debt outstanding under the Revolving Facility, but assuming the total amount of debt outstanding as of March 30, 2012, such amount of debt repaid to Natixis Securities Americas, LLC would be $15.75 million.

        TCP has agreed to reimburse us for half of the sales load in connection with this offering. This could incentivize TCP to cause the Company to make more speculative investments or increase its debt outstanding in an effort to recoup its payment out of additional advisory compensation.

Recent Developments

        Significant portfolio events since December 31, 2011 include the following:

        During the first quarter of 2012, we acquired the following new investments (in addition to adding to existing positions): $15 million in senior secured notes issued by a laboratory-based testing service, a $16 million senior secured first lien term loan to an operator of regional casinos and gaming devices and a $17 million senior subordinated first lien term loan collateralized by aircraft under long-term leases.

        During the first quarter of 2012, we exited our investment in Encompass Digital Media ("Encompass") after it was acquired by a private equity firm. Our $2.7 million principal amount of the first lien term loan was paid off at par and our $16.5 million principal amount of the second lien term loan was paid off at a premium. We also sold our equity in Encompass and acquired an $8 million new first lien term loan to Encompass. Also during the quarter, $7.5 million principal amount of our second lien senior secured loan to Gundle/SLT Environmental, Inc. was paid off. We continue to hold $7.5 million of this loan. We also exited our entire $7.5 million principal amount of senior unsecured notes of Hawker Beechcraft, Inc.

        During February 2012, we and other note holders were approved as the winning bidders for the assets of Real Mex Restaurants, Inc. ("Real Mex") pursuant to a sale under Chapter 11, which included the acquisition in March 2012 of $9.2 million of newly issued senior secured first and second lien loans. Due to expenses and significant working capital requirements that occurred during bankruptcy, the amount of Real Mex's anticipated pro forma debt at exit has increased. As a result, our existing notes, which will be converted to holding company notes and equity, have been marked down by approximately $5.3 million.

        On March 9, 2012, the Holding Company declared a dividend of approximately $5.4 million (equal to approximately 2.3% of our net asset value at December 31, 2011) to shareholders of record on March 16, 2012, payable on April 3, 2012.

Company Information

        Our administrative and executive offices are located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, and our telephone number is (310) 566-1094. TCP maintains a website at http://www.tennenbaumcapital.com. Information contained on this website is not incorporated by reference into this prospectus, and you should not consider information contained on TCP's website to be part of this prospectus.

Risks

        Investing in the Company and the shares of common stock offered by this prospectus involves a high degree of risk. These risks, among others, include:

  •
  capital markets currently remain in a period of disruption and instability, which could have a negative impact on our business and operations and the value of our common stock;

  •
  the risk of credit losses on our investments;

  •
  the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, lower amounts of income per share while we are investing the proceeds from this offering;

  •
  the possible lack of appropriate investments;

  •
  the risk of an inability to renew, extend or replace the Leverage Program, the lack of experience of our investment advisor in managing a BDC and our dependence on such investment advisor;

  •
  the risky nature of the securities in which we invest;

  •
  our potential lack of control over our portfolio companies and our limited ability to invest in public or foreign companies;

  •
  the potential incentives to our investment advisor to invest more speculatively than it would if it did not have an opportunity to earn incentive compensation;

  •
  our limitations on raising additional capital;

  •
  failure to qualify as a BDC or the risk of loss of tax status as a RIC;

  •
  the risk of volatility in our stock price; and

  •
  the anti-takeover effect of certain provisions in our charter and in the Amended and Restated Limited Partnership Agreement of the Operating Company, or the Amended and Restated Limited Partnership Agreement.

        See "Risks" beginning on page 26 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

Presentation of Historical Financial Information

        Unless otherwise indicated, historical references contained in this prospectus in "Selected Financial and Other Date," "Capitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and "Portfolio Companies" relate to the Holding Company and the Operating Company on a consolidated basis.

THE OFFERING

The Offering	We are offering 5,750,000 shares of our common stock through a group of underwriters. We have granted to the underwriters an overallotment option to purchase up to 862,500 additional shares of our common stock to cover overallotments, if any.
Common Stock Outstanding After this Offering	21,475,635 shares, excluding shares of common stock issuable pursuant to the overallotment option granted to the underwriters.
Proposed NASDAQ Global Select Market Symbol	"TCPC"
Use of Proceeds	The net proceeds from the sale of shares of our common stock in this offering are approximately $81.4 million (approximately $93.8 million if the underwriters exercise their overallotment option to purchase additional shares in full), at an offering of 5,750,000 shares of common stock in this offering at the public offering price of $14.75 and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. We intend to use approximately $42 million of the net proceeds to reduce our borrowings outstanding under the Revolving Facility and the remainder of the net proceeds to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. Pending investment, we may invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. An affiliate of Natixis Securities Americas, LLC is a lender under the Revolving Facility and is expected to receive in excess of five percent of the proceeds of this offering subject to re-borrowing by us at any time to make long-term investments. Such amount will depend on the amount of debt outstanding under the Revolving Facility, but assuming the total amount of debt outstanding as of March 30, 2012, such amount of debt repaid to Natixis Securities Americas, LLC would be $15.75 million.
Additional Sales Load	TCP has agreed to reimburse us for half of the sales load in connection with this offering.

Reserved Share Program	At our request, the underwriters have reserved for sale, at the initial public offering price, up to 5% of the shares offered by this prospectus for sale to some of our directors, officers, employees, business associates and related persons. If these persons purchase reserved shares, this will reduce the number of shares available for sale to the general public. Any reserved shares that are not so purchased will be offered by the underwriters to the general public on the same terms as the other shares offered by this prospectus.
Investment Management Arrangements	The Holding Company and the Operating Company, in connection with our conversion into a BDC, have entered into separate but substantially identical investment management agreements with TCP, under which TCP, subject to the overall supervision of our respective boards of directors, will manage the day-to-day operations and provide investment advisory services to the Holding Company and the Operating Company. For providing these services, TCP will receive a base management fee calculated at an annual rate of 1.5% of our total assets (excluding cash and cash equivalents) on a consolidated basis, payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or liabilities.
The investment management agreements also provide for performance based returns to TCP or the General Partner (referred to herein as "incentive compensation"). Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation will be incurred until after January 1, 2013.
Beginning January 1, 2013, the incentive compensation will equal the sum of (1) 20% of all ordinary income since that date and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since that date, with each component being subject to a total return limitation of 8% of contributed common equity. The incentive compensation initially will be an equity allocation to the General Partner under the Operating Company's Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reason incentive compensation is not distributed by the Operating Company, it would be paid pursuant to the investment management agreement between the Holding Company and TCP.
The incentive compensation will have two components, ordinary income and capital gains. Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, we will not be obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if the cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. If such cumulative total return does exceed 8%, we will not be obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation to the extent such amount would exceed 20% of the cumulative total return of the Company that exceeds a 10% annual return on daily weighted average contributed common equity, plus all of the cumulative total return that exceeds an 8% annual return on daily weighted average contributed common equity but is not more than a 10% annual return on daily weighted average contributed common equity, less cumulative incentive compensation previously paid or distributed (whether on ordinary income or capital gains).
Subject to the above limitation, the ordinary income component of incentive compensation will be the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.
Subject to the above limitation, the capital gains component of the incentive compensation will be the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed.
For purposes of the foregoing computations and the total return limitation, the relevant terms are defined in detail in the section entitled "Management of the Company — Investment Management Agreements."
The base management fee will be paid by the Operating Company to TCP and the incentive compensation, if any, will be distributed by the Operating Company to the General Partner. The Holding Company, therefore, will indirectly bear these amounts, which will be reflected in our consolidated financial statements. If the Operating Company is terminated or for any other reason incentive compensation is not paid by the Operating Company, such compensation would be paid to TCP directly by the Holding Company pursuant to its investment management agreement with TCP to ensure that the appropriate aggregate amount of incentive compensation is paid. On a consolidated basis, the aggregate compensation is limited to 1.5% of total assets and 20% of the relevant components of income and realized capital gains. See "Management of the Company — Investment Management Agreements" for a more detailed description of the investment management arrangements.

Distributions	We intend to make quarterly distributions to our stockholders commencing at the end of the quarter in which this offering is completed. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. In addition, because we will invest substantially all of our assets in the Operating Company, we will only be able to pay distributions on our common stock from distributions received from the Operating Company. The Operating Company intends to make distributions that will be sufficient to enable us to pay quarterly distributions to our stockholders and maintain our status as a regulated investment company, or RIC, under the Code. While it is intended that the distributions made by the Operating Company will be sufficient to enable us to pay quarterly distributions to our stockholders and maintain our status as a RIC, there can be no assurances that the distributions from the Operating Company will be sufficient to pay distributions to our stockholders in the future.
Taxation	The Holding Company currently is a RIC for U.S. federal income tax purposes and intends to continue to qualify each year as a RIC. In order to qualify as a RIC, the Holding Company generally must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Holding Company will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gain on a timely basis. The Holding Company will invest substantially all of the net proceeds from this offering in the Operating Company, which is treated as a partnership for U.S. federal income tax purposes. Consequently, any references to, and description of the U.S. federal income tax aspects of, the Holding Company's investment practices and activities, in effect, take into account the investment practices and activities of the Operating Company. See "Distributions" and "Tax Matters."
Custodian	Wells Fargo Bank, National Association, or the Custodian, serves as our custodian. See "Custodian."
Transfer and Dividend Paying Agent	Wells Fargo Bank, National Association, or Wells Fargo, serves as our Transfer and Dividend Paying Agent. See "Transfer Agent."
Borrowings and Preferred Stock	We expect to use leverage, including through the Revolving Facility, to make investments. We will be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested by us and therefore increases the risks associated with investing in shares of our common stock. The Holding Company and the Operating Company will, on a consolidated basis, comply with the asset coverage and other requirements relating to the issuance of senior securities under the 1940 Act. Because the base investment advisory fee we pay our Advisor is calculated by reference to our total assets, our Advisor may have an incentive to increase our leverage in order to increase its fees. See "Risk Factors."
Trading at a Discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This risk of loss applies to our shares of common stock as well and may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering. At an offering of 5,750,000 shares of common stock at the initial public offering price of $14.75 per share and no exercise of the underwriters' overallotment option, purchasers in this offering will experience an accretion of approximately $0.02 per share and existing shareholders will experience dilution of approximately $0.23 per share.
The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value.
Dividend Reinvestment Plan	We have a dividend reinvestment plan for our stockholders. This is an "opt in" dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received their distributions in cash. See "Dividend Reinvestment Plan."

Anti-Takeover Provisions	Our certificate of incorporation and the Amended and Restated Limited Partnership Agreement as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See "Description of Shares."
Administrator	Under a separate administration agreement, the General Partner will also serve as our Administrator. As Administrator, the General Partner will oversee our financial records, prepare reports to our stockholders and reports filed with the SEC, lease office space to us, provide us with equipment and office services and generally monitor the payment of our expenses and provide or supervise the performance of administrative and professional services used by us. We will reimburse the Administrator for its costs in providing these services without paying any separate administration fee, markup or other profit in excess of fully allocated costs. Although there is no predetermined limit on such expenses, reimbursement for any such expenses will be subject to the review and approval of our board of directors.
License Agreement	We have entered into a royalty-free license agreement with TCP, pursuant to which TCP has agreed to grant us a non-exclusive license to use the name "TCP."
Available Information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's website at http://www.sec.gov. See "Additional Information."
TCP maintains a website at http://www.tennenbaumcapital.com and we intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain such information by contacting us at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, or by calling us at (310) 566-1094. Information contained on TCP's website is not incorporated by reference into this prospectus, and you should not consider information contained on TCP's website to be part of this prospectus.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. The expenses shown in the table under "Annual Expenses" (excluding incentive compensation payable under the investment management agreement) are based on amounts at an offering size of approximately $84.8 million of our common stock at $14.75 per share. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	5.00%	(1)
Sales Load paid by Advisor (as a percentage of offering price)	(2.50	)%(2)
Offering Expenses (as a percentage of offering price)	1.53%	(3)
Dividend Reinvestment Plan Fees	None	(4)

Total Stockholder Transaction Expenses (as a percentage of offering price)	4.03%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)
Base Management Fees	2.66%	(5)
Incentive Compensation Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	0%	(6)
Interest Payments on Borrowed Funds	0.39%	(7)
Preferred Dividends	0.45%	(8)
Other Expenses (estimated)	0.66%	(9)

Total Annual Expenses	4.16%

(1)
The underwriting discount and commission with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering.

(2)
The Advisor has agreed to reimburse us for half of the sales load in connection with this offering.

(3)
Amount reflects estimated offering expenses of approximately $1.3 million and an offering size of approximately $84.8 million, which assumes no exercise of the underwriters' over-allotment option.

(4)
The expenses of the dividend reinvestment plan are included in "other expenses." See "Dividend Reinvestment Plan."

(5)
Base management fees will be paid quarterly in arrears. For the first calendar quarter (or portion thereof) of our operations as a BDC, the base management fee of 1.5% will be calculated based on the initial value of our total assets (excluding cash and cash equivalents) as of a date as close as practicable to the Conversion. Beginning with our second calendar quarter of operations as a BDC, the base management fee of 1.5% will be calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The percentage shown in the table, which assumes all capital and leverage is invested at the maximum level, is calculated by determining the ratio that the aggregate base management fee bears to our net assets attributable to common stock and not total assets. We make this conversion because all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders. If we borrow money or issue preferred stock and invest the proceeds other than in cash and cash equivalents, our base management fees will increase. The base management fee for any partial quarter will be appropriately pro rated. See "The Advisor — Investment Management Agreements."

(6)
Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation will be incurred until after January 1, 2013. Upon commencement, the incentive compensation will have two components, ordinary income and capital gains. Each component will be payable quarterly in arrears (or upon termination of TCP as the investment manager or the General Partner as of the termination date) and will be calculated based on the cumulative return for periods beginning January 1, 2013 and ending on the relevant calculation date.

Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we will not be obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. The incentive compensation we would pay under the new arrangements will be subject to a total return limitation. That is, no incentive compensation will be paid if our cumulative annual total return is less than 8% of our average contributed common equity. If our cumulative annual total return is above 8%, the total cumulative incentive compensation we pay will not be more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeds the 8% annual rate.

Subject to the above limitation, the ordinary income component will be the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

Subject to the above limitation, the capital gains component will be the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation will be measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component will be paid or distributed in full prior to payment or distribution of the ordinary income component.

(7)
"Interest Payments on Borrowed Funds" represents dividends, interest and fees estimated to be accrued on the Revolving Facility and amortization of debt issuance costs, and assumes the Revolving Facility is fully drawn (subject to asset coverage limitations under the 1940 Act) and that the interest rate on the debt issued under the Revolving Facility is the rate in effect as of December 31, 2011, which was 0.87%. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(8)
"Preferred Dividends" represents dividends estimated to be accumulated on the Preferred Interests and assumes that the dividend rate on the Preferred Interests is the rate in effect as of December 31, 2011, which was 1.15%. When we borrow money or issue preferred stock, all of our interest and preferred stock dividend payments are indirectly borne by our common stockholders.

(9)
"Other Expenses" includes our estimated overhead expenses, including expenses of the Advisor reimbursable under the investment management agreements and of the Administrator reimbursable under the administration agreement except for certain administration overhead costs which are not currently contemplated to be charged to us. Such expense estimate, other than the Administrator expenses, is based on actual other expenses for the year ended December 31, 2011, plus an estimate of additional other expenses we expect to incur as a company with common stock listed on a national securities market following completion of this offering.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses (including stockholder transaction expenses and annual expenses) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$80	$162	$244	$457

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. There will be no incentive compensation either on income or on capital gains under our investment management agreements and the Amended and Restated Limited Partnership Agreement assuming a 5% annual return and therefore it is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive compensation of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend or distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," the "Company," the "Holding Company," the "Operating Company" or "us," our common stockholders will indirectly bear such fees or expenses, including through the Company's investment in the Operating Company.

SELECTED FINANCIAL DATA

        The selected consolidated financial and other data below reflects the consolidated historical operations of the Holding Company and the Operating Company. This consolidated financial and other data is the Holding Company's historical financial and other data. The Operating Company will continue to be the Holding Company's sole investment following the completion of this offering.

        The Holding Company was formed by the combination of two TCP managed funds, SVBF II and SVAR. See "Company History and BDC Conversion." The net internal rate of return, or net IRR, which is imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays, of SVBF II, from formation on August 31, 2000 until the end of July 2006, was approximately 24.3%, and the net IRR of SVAR, from formation on June 12, 2002 until the end of July 2006, was approximately 16.3%. The net IRR of the Holding Company, from formation through December 31, 2011, was approximately 0.7%. Returns of SVBF II and SVAR are not representative of potential returns of the Company upon conversion to a BDC because SVBF II's and SVAR's leverage was greater than the Company's and because their investment policies (which were substantially the same as the Company's to date) were different than those the Company intends to pursue upon conversion to a BDC. See "Risks — Risks related to our business." We may not replicate the Company's or SVBF II's and SVAR's historical performance or the historical performance of other entities managed or supported by TCP.

        Financial information below for the years ended December 31, 2011, 2010, 2009, 2008, 2007 and 2006 has been derived from the consolidated financial statements that were audited by our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities" included elsewhere in this prospectus.

        The historical and future financial information may not be representative of the Company's financial information in future periods.

	For the Year Ended December 31,
	2011	2010	2009	2008	2007	2006 (commenced operations on July 16)
Performance Data:
Interest income	$42,113,358	$32,410,819	$26,678,140	$34,719,010	$73,295,718	$29,225,987
Dividend income	10,610,159	13,547,924	—	2,250,032	14,811,181	—
Other income	2,134,159	1,842,469	417,533	238,994	1,958,382	4,364

Total investment income	54,857,676	47,801,212	27,095,673	37,208,036	90,065,281	29,230,351

Interest and credit agreement expenses	942,288	893,806	949,554	5,314,342	10,070,501	4,362,240
Investment advisory expense	6,787,188	6,787,188	6,787,188	8,287,188	8,287,188	3,452,995
Other expenses	1,520,474	1,213,685	1,426,099	1,086,533	1,934,956	1,247,508

Total expenses	9,249,950	8,894,679	9,162,841	14,688,063	20,292,645	9,062,743

Net investment income	45,607,726	38,906,533	17,932,832	22,519,973	69,772,636	20,167,608

Realized and unrealized gains (losses)	(38,878,881)	31,621,019	36,142,346	(209,274,336)	(12,036,911)	26,088,629

Dividends to preferred interest holders	(1,545,555)	(1,519,759)	(1,740,964)	(5,190,988)	(8,217,040)	(3,505,754)
Minority interest	—	—	—	3,149,915	(10,013,581)	(8,573,351)

Net increase (decrease) in net assets from operations	$5,183,290	$69,007,793	$52,334,214	$(188,795,436)	$39,505,104	$34,177,132

Per Share Data (at the end of the period):
Net increase (decrease) in net assets from operations	$12.37	$164.72	$124.92	$(450.63)	$94.29	$81.58
Distributions declared per share	(75.19)	(89.99)	(36.28)	(19.10)	(193.47)	(45.45)
Average weighted shares outstanding for the period	418,956	418,956	418,956	418,956	418,956	418,956

	For the Year Ended December 31,
	2011	2010	2009	2008	2007	2006 (commenced operations on July 16)
Assets and Liabilities Data:
Investments	$378,960,536	$453,034,872	$343,062,967	$348,504,225	$638,410,205	$654,631,534
Other assets	24,492,967	20,604,286	119,642,507	19,677,567	124,167,393	217,784,948

Total assets	403,453,503	473,639,158	462,705,474	368,181,792	762,577,598	872,416,482
Amount drawn on credit facility	29,000,000	50,000,000	75,000,000	34,000,000	207,000,000	266,000,000
Other liabilities	2,116,211	25,050,178	20,431,955	3,239,231	23,922,294	22,635,770

Total liabilities	31,116,211	75,050,178	95,431,955	37,239,231	230,922,294	288,635,770
Preferred stock	—	23,527	25,391	23,516	26,173	24,267
Preferred limited partner interests	134,466,418	134,377,869	134,368,337	135,173,468	135,938,203	136,087,202
Minority interest	—	—	—	—	3,149,915	13,576,334

Net assets	$237,870,874	$264,187,584	$232,879,791	$195,745,577	$392,541,013	$434,092,909

Investment Activity Data:
No. of portfolio companies at period end	41	44	40	27	32	18
Acquisitions	$171,842,663	$262,837,727	$144,313,178	$169,262,403	$432,268,238	$112,339,174
Sales, repayments, and other disposals	$216,916,444	$192,419,667	$195,383,341	$257,415,641	$467,261,652	$147,892,017
Weighted-Average Yield on debt investments at end of period	14.1%	13.1%	12.5%	18.5%	14.6%	13.4%

RISKS

        Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in the Company. Additional risks and uncertainties not currently known to us or that are currently immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Certain risks in the current environment

Capital markets were recently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

        We believe that beginning in 2007, and continuing through 2011, the global capital markets were in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions have ameliorated to some degree in past months but could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC we are not generally able to issue and sell our common stock at a price below net asset value per share without first obtaining approval for such issuance from our stockholders and independent directors. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. In addition, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we could experience reduced income or even losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

        Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

        The current financial market situation, as well as various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and

Monetary Union member countries. The recent United States and global economic downturn or a return to the recessionary period in the United States could adversely impact our investments. TCP does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. TCP monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and TCP may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

        Capital markets volatility also affects our investment valuations. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our valuations.

Risks related to our business

We may not replicate the Company's historical performance or the historical performance of other entities managed or supported by TCP. In addition, we will no longer employ Babson Capital Management, LLC as our co-advisor, which may affect our ability to replicate our past performance.

        We may not be able to replicate the Company's historical performance or the historical performance of TCP's investments, and our investment returns may be substantially lower than the returns achieved by the Company in the past. We can offer no assurance that TCP will be able to continue to implement our investment objective with the same degree of success as it has had in the past. At December 31, 2011, equity investments represented approximately 19% of the total fair value of our existing investment portfolio. Following completion of this offering, we expect that equity securities will be a smaller percentage of our portfolio, which may affect our ability to replicate past performance. In addition, Babson historically served as our co-advisor and has been responsible for assisting the Advisor in making investment decisions. Prior to the completion of this offering, Babson will cease serving as a co-advisor, which may affect our ability to replicate our past performance. Investors in the Company are not acquiring an interest in other TCP managed funds.

We may suffer credit losses.

        Investment in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the United States and many other economies recently experienced.

Our use of borrowed funds and preferred securities, including under the Leverage Program, to make investments exposes us to risks typically associated with leverage.

        The Operating Company borrows money and has the Preferred Interests outstanding through the Leverage Program. As a result:

  •
  our common stock is exposed to incremental risk of loss and a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;

  •
  adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

  •
  we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on any borrowed funds or preferred securities issued by us or the Operating Company;

  •
  our ability to pay dividends on our common stock will be restricted if our asset coverage ratio is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends; and

  •
  our ability to amend the Operating Company organizational documents or investment management agreements may be restricted if such amendment could have a material adverse impact on the lenders under our Leverage Program.

        The Preferred Interests have similar risks to our common stockholders as borrowings. The Preferred Interests rank "senior" to common stock in our capital structure, resulting in the Preferred Interests having certain separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. For example, payment of dividends and repayment of the liquidation preference of the Preferred Interests takes preference over any dividends or other payments to our common stockholders, and preferred holders are not subject to any of our expenses or losses. Furthermore, our Preferred Interests and the issuance of any additional preferred securities could delay, defer or prevent a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

        The use of leverage creates increased risk of loss and is considered a speculative investment technique. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income derived by us from investments purchased with borrowed funds or the issuances of preferred stock is greater than the cost of borrowing or issuing and servicing the preferred stock, our net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased from these sources is not sufficient to cover the cost of the leverage, our net investment income will be less than if leverage had not been used, and the amount available for ultimate distribution to the holders of common stock will be reduced. The extent to which the gains and losses associated with leveraged investing are increased will generally depend on the degree of leverage employed. We may, under some circumstances, be required to dispose of investments under unfavorable market conditions in order to maintain our leverage, thus causing us to recognize a loss that might not otherwise have occurred. In the event of a sale of investments upon default under our borrowing arrangements, secured creditors will be contractually entitled to direct such sales and may be expected to do so in their interest, rather than in the interests of the holders of common stock. Holders of common stock will incur losses if the proceeds from a sale in any of the foregoing circumstances are insufficient, after payment in full of amounts due and payable on leverage, including administrative expenses, to repay such holders investments in our common stock. As a result, you could experience a total loss of your investment. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. The ability to service any debt or the Preferred Interests that we have or may have outstanding depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. There is no limitation on the percentage of portfolio investments that can be pledged to secure borrowings. The amount of leverage that we employ at any particular time will depend on our Advisor's and our board of director's assessments of market and other factors at the time of any proposed borrowing.

In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facility or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

        Under the Leverage Program, we must comply with certain financial and operational covenants. These covenants include:

  •
  restrictions on the level of indebtedness that we are permitted to incur and the number of Preferred Interests we are permitted to have outstanding in relation to the value of our assets;

  •
  restrictions on our ability to make distributions and other restricted payments under certain circumstances;

  •
  restrictions on extraordinary events, such as mergers, consolidation and sales of assets;

  •
  restrictions on our ability to incur liens and incur indebtedness; and

  •
  maintenance of a minimum level of stockholders' equity.

        In addition, by limiting the circumstances in which borrowings may occur under the Revolving Facility, the credit agreement related to the Revolving Facility, or the Credit Agreement, in effect provides for various asset coverage, credit quality and diversification limitations on our investments. Such limitations may cause us to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair our profitability or increase losses or result in adverse tax consequences. As of March 30, 2012, we were in compliance with these covenants. However our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in the Credit Agreement. Failure to comply with these covenants would result in a default under the Credit Agreement which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the Credit Agreement. In addition, a default under the Credit Agreement will, in certain circumstances, require the Preferred Interests to be redeemed. As such, failure to comply with these covenants could have a material adverse impact on our business, financial condition and results of operations.

        The Revolving Facility also has certain "key man" provisions. For example, it is an event of default if any of Michael E. Tennenbaum, Howard M. Levkowitz or Mark K. Holdsworth ceases to be actively involved in the management of the Advisor and is not replaced with someone with comparable skills within 180 days. Further, if any two of the individuals cease to be actively involved in management of the Advisor, the administrative agent under the Credit Agreement may veto a proposed replacement for one of such individuals and may veto any of the Operating Company's portfolio transactions that are in excess of 15% of its total assets until a replacement has been appointed to fill one of such positions.

The Revolving Facility matures in July 2014 and the Preferred Interests will be subject to mandatory redemption in July 2016. Any inability to renew, extend or replace the Revolving Facility or replace the Preferred Interests could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

        The Revolving Facility matures July 31, 2014, subject to extension by the lenders at our request for one 12-month period. Advances under the Revolving Facility generally bear interest at LIBOR plus 0.44%, subject to certain limitations. The Preferred Interests will be subject to mandatory redemption on July 31, 2016. We do not currently know whether we will renew, extend or replace the Revolving Facility upon its maturity or replace the Preferred Interests, or if we do either or both, whether we will be able to do so on terms that are as favorable as the Revolving Facility or Preferred Interests, respectively.

        Upon the termination of the Revolving Facility, there can be no assurance that we will be able to enter into a replacement facility on terms that are favorable to us, if at all. We expect that any facility we enter into will likely be on terms less favorable than currently contained in the Revolving Facility. Our ability to replace the Revolving Facility may be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to replace the Revolving Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

The creditors under the Revolving Facility have a first claim on all of the Company's assets included in the collateral for the Revolving Facility.

        Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred holders. Substantially all of our current assets have been pledged as collateral under the Revolving Facility. If an event of default occurs under the Revolving Facility, the lenders would be permitted to accelerate amounts due under the Revolving Facility and liquidate our assets to pay off amounts owed under the Revolving Facility and limitations would be imposed on us with respect to the purchase or sale of investments. Such limitations may cause us to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair our profitability or increase our losses or result in adverse tax consequences.

        In the event of the dissolution of the Operating Company or otherwise, if the proceeds of the Operating Company's assets (after payment in full of obligations to any such debtors and of any liquidation preference to any holders of preferred stock) are insufficient to repay capital invested in us by the holders of the common stock, no other assets will be available for the payment of any deficiency. None of our board of directors, TCP, the General Partner or any of their respective affiliates, have any liability for the repayment of capital contributions made to the Company by the holders of common stock. Holders of common stock could experience a total loss of their investment in the Company.

Lenders under the Revolving Facility may have a veto power over the Company's investment policies.

        If a default has occurred under the Revolving Facility, the lenders under the Revolving Facility may veto changes in investment policies. The Revolving Facility also has certain limitations on unusual types of investments such as commodities, real estate and speculative derivatives, which are not part of the Company's investment strategy or policies in any event.

If we incur additional leverage, it will increase the risk of investing in shares of our common stock.

        The Company has indebtedness and the Preferred Interests outstanding pursuant to the Leverage Program and expects, in the future, to borrow additional amounts under the Revolving Facility and may increase the size of the Revolving Facility or enter into other borrowing arrangements.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and preferred dividends. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of leverage at December 31, 2011, which represented borrowings and preferred stock equal to 40.4% of our total assets. On such date, we also had $403.5 million in total assets; an average cost of funds of 1.10%; $163.0 million aggregate principal amount of debt and liquidation preference of the Preferred Interests outstanding; and $237.9 million of total net assets. In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio (Net of Expenses Other than Interest)" is multiplied by the total value of our investment portfolio at December 31, 2011 to obtain an assumed return to us. From this amount, the interest expense and preferred dividends calculated by multiplying the interest rate and dividends of 1.10% by the $163.0 million debt and preferred stock is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets at December 31, 2011 to determine the "Corresponding Return to Common Stockholders." Actual interest payments and preferred dividends may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest and Preferred Dividends)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-17%	-9%	-1%	7%	15%

        The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

The lack of liquidity in substantially all of our investments may adversely affect our business.

        Our investments generally are made and will continue to be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager has material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

        The debt and equity investments that we make for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our net asset value could be adversely affected if determinations regarding the fair value of these investments were materially higher than the values ultimately realized upon the disposal of such investments.

We will be exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

TCP may face conflicts in allocating investment opportunities between us and certain other entities that could adversely impact our investment returns.

        TCP and its affiliates, employees and associates currently do and in the future may manage other funds and accounts, including for other accounts in which certain holders of our common stock have investments, which we refer to as Other Advisor Accounts. Other Advisor Accounts invest in assets that are also eligible for purchase by us. Our investment policies, fee arrangements and other circumstances may vary from those of Other Advisor Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and Other Advisor Accounts. In general, TCP and its affiliates will allocate investment opportunities pro rata among us and Other Advisor Accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us and described below. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it or we may not have additional capital to invest at a time Other Advisor Accounts do. When our investment allocations are made on a basis other than pro rata our investment performance may be less favorable when compared to the investment performance of Other Advisor Accounts with respect to those investments. TCP and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of ours and the Other Advisor Accounts. See "— Risks related to our operations as a BDC — While our ability to enter into transactions with our affiliates will be restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, we may face conflict of interests and investments made pursuant to the exemptive order conditions could in certain circumstances affect adversely the price paid or received by the Company or the availability or size of the position purchased or sold by the Company."

        Moreover, TCP's investment professionals, its Investment Committee (as defined below), its senior management and employees serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, certain of the personnel employed by TCP or focused on our business may change in ways that are detrimental to our business.

TCP has not managed a BDC and, if TCP is unable to manage our investments effectively, we may be unable to achieve our investment objective.

        Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of TCP to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of TCP's investment process. Although TCP manages closed-end funds with similar restrictions, the 1940 Act imposes numerous constraints on the operations of BDCs. TCP's lack of experience in operating under these constraints may hinder TCP's ability to help us take advantage of attractive investment opportunities and to achieve our investment objectives. For example, BDCs are prohibited from making any nonqualifying investment unless at least 70% of their total assets are primarily in qualifying investments, which are primarily securities of private or thinly-traded U.S. companies (excluding certain financial companies), cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. TCP does not have experience investing under these constraints. In addition, the General Partner does not have experience administering a BDC.

Our Advisor and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, us.

        TCP and its affiliates may spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account, financial advisory services (including services for entities in which we invest), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act and other applicable laws, TCP and its affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which we invest in connection with actual or contemplated investments, and TCP may receive fees and other compensation in connection with structuring investments which they will share.

        TCP's management fee will be based on a percentage of our total assets (other than cash or cash equivalents) and TCP may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur additional debt to increase management fees paid and to recoup TCP's payment of half of the sales load in connection with this offering.

Our incentive compensation and our Advisor's agreement to reimburse us for half of the sales load in connection with this offering may induce our Advisor to make certain investments, including speculative investments.

        The incentive compensation payable by us to TCP and the General Partner as well as TCP's agreement to reimburse us for half the sales load in connection with this offering may create an incentive for TCP to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive compensation payable to TCP is determined may encourage TCP to increase the use of leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase in the amount of incentive compensation payable to the Advisor with respect to our cumulative investment income. Although the incentive compensation payable to the General Partner or TCP is subject to a total return limitation, TCP may have some ability to accelerate the realization of gains to obtain incentive compensation earlier than it otherwise would when it may be in our best interests to not yet realize gains. Our directors will monitor our use of leverage and TCP's management of our investment program in the best interests of our common stockholders.

        We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive compensation to TCP with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of our management and incentive compensation as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment advisor incentive compensation payments in excess of the amounts we would have paid if such compensation was subject to clawback arrangements.

        TCP or the General Partner will be entitled to incentive compensation for each fiscal quarter after January 1, 2013 in an amount equal to a percentage of our ordinary income (before deducting incentive compensation) since that date and, separately, a percentage of our realized capital gains (net of realized capital losses and unrealized depreciation) since that date, in each case subject to a cumulative total return requirement. If we pay incentive compensation and thereafter experience additional realized capital losses or unrealized capital depreciation such that we would no longer have been required to provide incentive compensation, we will not be able to recover any portion of the incentive compensation previously paid or distributed because our incentive compensation arrangements do not contain any clawback provisions. As a result, the incentive compensation could exceed 20% of our cumulative total return, depending on the timing of unrealized appreciation, net unrealized depreciation and net realized capital losses. For example, part of the incentive compensation payable or distributable by us that relates to our ordinary income is computed on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive compensation will become uncollectible. Similarly, the income component is measured against a total return limitation that includes unrealized gains. Such gains may not be realized or may be realized at a lower amount. Consequently, we may have paid incentive compensation on income in circumstances where we otherwise would not have done so and with respect to which we do not have a clawback right against the Advisor or the General Partner.

The General Partner may have certain interests that conflict with the interests of the board of directors in the governance of the Operating Company.

        The General Partner, an affiliate of our Advisor, is responsible for the day-to-day operations of the Operating Company subject to the general supervision of the board of directors including various significant matters such as the issuance of additional classes of securities of the Operating Company and the determination of the timing and amounts of distributions payable by the Operating Company. The decisions of the General Partner with respect to these and other matters may be subject to various conflicts of interest arising out of its relationship with us and its affiliates. The General Partner could be confronted with decisions where it will, directly or indirectly, have an economic incentive to place its interests or the interests of its affiliates above ours.

The procedures for the appointment and removal of directors from the board of directors of the Operating Company differ from those of the Holding Company, which may result in the boards of directors of the Operating Company and the Holding Company consisting of different members.

        The procedures for the appointment and removal of directors from the board of directors of the Operating Company differ from those of the Holding Company, which may result in the boards of directors of the Operating Company and the Holding Company consisting of different members. If the boards of directors of the Operating Company and the Holding Company consist of different members, the objectives of the board of directors may differ and decisions regarding the management of the Operating Company may adversely affect the Holding Company.

We are dependent upon senior management personnel of the Advisor for our future success, and if the Advisor is unable to retain qualified personnel or if the Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

        The success of the Company will be highly dependent on the financial and managerial expertise of TCP. The loss of one or more of the voting members of the Investment Committee could have a material adverse effect on the performance of the Company. Although TCP and the voting members of the Investment Committee will devote a significant amount of their respective efforts to the Company, they actively manage investments for other clients and are not required to (and will not) devote all of their time to the Company's affairs.

The Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

        The Advisor's investment professionals, Investment Committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest. In the event that material non-public information is obtained with respect to such companies, or we became subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and, consequently, your interests as a stockholder.

Our Advisor can resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

        Our Advisor has the right, under our investment management agreement, to resign at any time upon not more than 60 days' written notice, whether we have found a replacement or not. If our Advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We may experience fluctuations in our periodic operating results.

        We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

If we fail to maintain our status as a business development company, our business and operating flexibility could be significantly reduced.

        We have elected to be treated as business development companies under the 1940 Act prior to the completion of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, BDCs are prohibited from making any unqualifying investments unless at least 70% of their total assets are invested in qualifying investments which are primarily securities of private or thinly-traded U.S. companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. Failure to qualify as a BDC would also mean that we would continue to be regulated as a closed-end investment company under the 1940 Act, which subjects us to a different, and in some cases more restrictive, regulatory regime under the 1940 Act and would correspondingly decrease our operating flexibility and could increase our costs of doing business. In addition, any such failure could cause an event of default under the Leverage Program, which could have a materially adverse effect on our business, financial conditions or results of operations. See "Regulation."

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

        In order for the Company to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income, except that we may retain certain net capital gains for reinvestment in common interests of the Operating Company, and treat such amounts as deemed distributions to its stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders and our stockholders will receive a tax credit for such amounts and an increase in basis. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

        As a BDC, we will not be able to incur senior securities unless after giving effect thereto we meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred interests, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect we will be able to borrow and to issue additional debt securities and expect that we will be able to issue additional equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities and our net asset value or common stock price could decline.

The highly competitive market in which we operate may limit our investment opportunities.

        A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities now invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a

BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval.

        Our board of directors has the authority to modify or waive our operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

Risks related to our investments

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

        We currently anticipate that a portion of the net proceeds of this offering will be invested in accordance with our investment objective within six to twelve months following completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy in that timeframe that portion of net proceeds of this offering. To the extent we are unable to invest within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be adversely affected.

We have not yet identified the portfolio company investments we intend to acquire using the proceeds of this offering.

        We have not yet identified the potential investments for our portfolio that we will purchase following this offering. Our Advisor will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our investments may be risky, and you could lose all or part of your investment.

        We invest mostly in middle-market companies primarily through leveraged loans.

        Risks Associated with middle-market companies.    Investing in private middle-market companies involves a number of significant risks, including:

  •
  these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral;

  •
  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

  •
  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

        Little public information exists about private middle-market companies, and we expect to rely on TCP's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern disclosures and financial controls of public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

        Lower Credit Quality Obligations.    Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB-" by Fitch Ratings or lower than "BBB-" by Standard & Poor's). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

        Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks:

  •
  increased price sensitivity to a deteriorating economic environment;

  •
  greater risk of loss due to default or declining credit quality;

  •
  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

  •
  if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

        Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal of or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

        The secondary market for lower grade debt is unlikely to be as liquid as the secondary market for more highly rated debt, a factor which may have an adverse effect on our ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, we could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

        Since investors generally perceive that there are greater risks associated with lower grade debt of the type in which we may invest a portion of our assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

        Distressed Debt Securities Risk.    At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

        Payment-in-kind Interest Risk.    Our loans may contain a payment-in-kind, or PIK, interest provision. PIK investments carry additional risk as holders of these types of securities receive no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults the Company may obtain no return on its investment. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we determine to do so and in certain cases, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest. As a result, if we distribute taxable dividends in the form of our common stock, we may have to distribute a stock dividend to account for PIK interest even though we have not yet collected the cash.

        Preferred Stock Risk.    To the extent we invest in preferred securities, there are special risks, including:

          Deferral.     Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although we have not yet received such income.

          Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

          Liquidity.     Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

          Limited Voting Rights.    Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

        Equity Security Risk.    We may have exposure to equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns. The equity securities that we acquire may fail to appreciate and may decline in value or become worthless.

        Hedging Transactions.    We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Additionally, engaging in certain hedging transactions could result in adverse tax consequences, e.g. giving rise to income that does not qualify for the 90% annual gross income requirement applicable to RICs.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        The U.S. was recently in a prolonged recessionary period and may return to a recessionary period. Many other economies are currently in a prolonged recessionary period. These conditions have ameliorated to some degree in past months but could continue for a prolonged period of time or worsen in the future. In addition, since 2010, several EU countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we or one of our affiliates may have structured our interest in such portfolio company as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding as equity and subordinate all or a portion of our claim to claims of other creditors.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

        We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

        In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        The portfolio companies we invest in usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

        Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

        We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies' collateral, if any, will secure the portfolio company's obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors' claims against the portfolio company's remaining assets, if any.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields in the future if capital returned cannot be invested in transactions with equal or greater expected yields.

        Certain of the loans we make are prepayable at any time, some of them of them at no premium to par. We cannot predict when such loans may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that permit such company to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid early may reduce the achievable yield for the Company in the future below the current yield disclosed for our portfolio if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

        We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our tax status.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies in order to provide diversification or to complement our U.S. investments, although we are required generally to invest at least 70% of our assets in companies organized and having their principal place of business within the U.S. and its possessions. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

        Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Risks related to our operations as a BDC

While our ability to enter into transactions with our affiliates will be restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, our Advisor may face conflict of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us.

        We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities and from or to certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

        TCP and the funds managed by TCP have received an exemption from certain SEC regulations prohibiting transactions with affiliates. See "Management of the Company — Exemptive Order" for a description of the exemption order received by TCP. The exemptive order requires that certain procedures be followed prior to making an investment subject to the order and such procedures could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us. In addition, TCP may face conflicts of interests in making investments pursuant to the exemptive order. See "— If TCP is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, TCP may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns" and "Management of the Company — Exemptive Order."

Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

        Our business may in the future require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of additional shares of our common stock or from the additional issuance of senior securities (including debt and preferred stock). However, we may not be able to raise additional capital in the future on favorable terms or at all.

        Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, other than in our initial public offering, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If our common stock trades at a discount to net asset value, those restrictions could adversely affect our ability to raise equity capital. Except in connection with the exercise of warrants or the conversion of convertible securities, in any such case the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

        We may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test or any stricter test under the terms of our leverage instruments, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Changes in the laws or regulations governing our business or the business of our portfolio companies, or changes in the interpretations thereof or newly enacted legislation and regulations, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition of us or our portfolio companies.

        Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

        On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

        As a BDC, we will be prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. As of December 31, 2011, approximately $41.3 million, or approximately 10.3%, of our total assets were not "qualifying assets." If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from investing in additional non-qualifying assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if a buyer is found, we may have to sell the investments at a substantial loss.

We will be subject to corporate-level U.S. federal income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance.

        Although we are currently qualified as a RIC, and we intend to so qualify after the conversion, no assurance can be given that we will be able to maintain RIC status. To obtain and maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to its stockholders, we generally must meet the annual distribution, source-of-income and asset diversification requirements described below. In addition, our Leverage Program prohibit us from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the Leverage Program.

        To qualify as a RIC under the Code, we generally must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, to our stockholders on an annual basis. Since we use debt financing and have Preferred Interests outstanding, we are subject to certain asset coverage ratio requirements and other financial covenants under the terms of the Leverage Program, and we are, in some circumstances, also subject to similar requirements under the 1940 Act. The requirements could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we generally must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

        If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see "Material U.S. Federal Income Tax Matters."

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due in the future, often only at the end of the loan. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of PIK arrangements are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

        Since we may recognize taxable income before or without receiving cash representing such income, if we invest to a substantial extent in non-cash paying debt instruments we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

        Under current SEC rules, after completion of this offering we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Risks relating to this offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

        Prior to this offering, there has been no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock was determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle. Our shares may trade at a price that is less than the offering price.

We may use proceeds of this offering in a way with which you may not agree.

        We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay expenses rather than to make investments.

Our common stock price may be volatile and may fluctuate substantially.

        As with any stock, the price of our common stock will fluctuate with market conditions and other factors. If you sell shares, the price received may be more or less than the original investment. Net asset value will be reduced immediately following our initial offering by the amount of the sales load and selling expenses paid by us. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of BDCs and closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. This risk of loss associated with this characteristic of BDCs and closed-end management investment companies may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

        The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

  •
  loss of RIC status;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of key personnel from our investment advisor;

  •
  operating performance of companies comparable to us;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws and certain aspects of our structure could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

        For example, to convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class.

        In addition, the board of directors of the Operating Company is appointed by different procedures than the board of the Holding Company, which could lead to the boards of directors of the Operating Company and the Holding Company having different compositions. Such a difference in composition may further hinder or delay an acquisition proposal.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to stockholders.

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Approximately 75% of the shares of our common stock outstanding prior to completion of this offering are subject to a lock-up period of 180 days, including shares of our common stock held by our Advisor and its affiliates, which are subject to a lock-up period of three years. Upon expiration of each such lock-up period, or earlier upon the written consent of a representative of the underwriters, such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the 1933 Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Future transactions and this offering may limit our ability to use our capital loss carryforwards.

        We have capital loss carryforwards for U.S. federal income tax purposes. Subject to certain limitations, capital loss carryforwards may be used to offset future recognized capital gains until they expire (generally after 8 years for our existing capital loss carryforwards). Section 382 of the Code imposes an annual limitation on the ability of a corporation, including a RIC, that undergoes an "ownership change" to use its capital loss carryforwards. We do not expect that this offering will result in an ownership change for Section 382 purposes. However, this offering will make it more likely that future transactions involving our common stock, including transfers by existing shareholders, could result in such an ownership change. Accordingly, there can be no assurance that an ownership change limiting our ability to use our capital loss carryforwards (and built-in, unrecognized losses, if any) will not occur in the future. Such a limitation would, for any given year, have the effect of potentially increasing the amount of our U.S. federal net capital gains for such year and, hence, the amount of capital gains dividends we would need to distribute to remain a RIC and to avoid U.S. income and excise tax liability.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        In addition to factors previously identified elsewhere in this prospectus, including the "Risks" section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

  •
  the introduction, withdrawal, success and timing of business initiatives and strategies;

  •
  changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

  •
  the relative and absolute investment performance and operations of our investment advisor;

  •
  the impact of increased competition;

  •
  the impact of future acquisitions and divestitures;

  •
  the unfavorable resolution of legal proceedings;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or TCP;

  •
  the ability of TCP to identify suitable investments for us and to monitor and administer our investments;

  •
  our contractual arrangements and relationships with third parties;

  •
  any future financings by us;

  •
  the ability of TCP to attract and retain highly talented professionals;

  •
  fluctuations in foreign currency exchange rates; and

  •
  the impact of changes to tax legislation and, generally, our tax position.

        This prospectus contains, and other statements that we may make may contain, forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve" and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions.

        Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

        The net proceeds of the offering are approximately $81.4 million (approximately $93.8 million if the underwriters exercise their overallotment option to purchase additional shares in full), at an offering of 5,750,000 shares of common stock in this offering at the public offering price of $14.75 and after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $1.3 million payable by us.

        We intend to use approximately $42 million of the net proceeds to repay amounts outstanding under the Revolving Facility and to use the remainder to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of such remainder of the net proceeds of this offering will be invested in accordance with our investment objective within six to twelve months following completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

        As of March 30, 2012, we had $42 million outstanding under the Revolving Facility, with advances generally bearing interest at LIBOR plus 0.44%, subject to certain limitations. The Revolving Facility matures July 31, 2014, subject to extension by the lenders at our request for one 12-month period.

        An affiliate of Natixis Securities Americas, LLC is a lender under the Revolving Facility and is expected to receive in excess of five percent of the proceeds of this offering. See "Underwriting — Conflicts of Interest."

        Pending investments in portfolio companies by the Company, the Company will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. See "Regulation — Temporary Investments" and "Management of the Company — Investment Management Agreements."

CAPITALIZATION

        The following table sets forth (1) our actual capitalization at December 31, 2011, (2) our capitalization on a pro forma basis giving effect to the Conversion and (3) our capitalization on a pro forma as adjusted basis giving effect to the sale of our common stock in this offering at the public offering price of $14.75 per share, after deducting the underwriting discounts and commissions and offering expenses payable by us and the application of the estimated net proceeds of this offering. You should read this table together with "Use of Proceeds."

	As of December 31, 2011
	Actual	Pro forma	Pro forma as adjusted
Assets:
Cash and cash equivalents	$10,831,678	$10,831,678	$63,147,921
Investments	378,960,536	378,960,536	378,960,536
Other assets	13,661,289	13,661,289	13,661,289

Total assets	$403,453,503	$403,453,503	$455,769,746

Liabilities:
Revolving Facility(1)	$29,000,000	$29,000,000	$—
Other liabilities	2,116,211	2,116,211	2,040,543

Total liabilities	$31,116,211	$31,116,211	$2,040,543

Stockholders' equity:
Preferred Interests;(2) $20,000/share liquidation preference; 6,700 shares authorized, 6,700 preferred interests issued and outstanding, actual; 6,700 preferred interests outstanding, pro forma; 6,700 interests outstanding, pro forma as adjusted	$134,000,000	$134,000,000	$134,000,000
Accumulated dividends on Preferred Interests	466,418	466,418	466,418
Common interests, $0.001 par value; unlimited common interests authorized, 418,955.777 common interests issued and outstanding, actual; no common interests outstanding, pro forma; no common interests outstanding, pro forma as adjusted(3)	419	—	—
Common stock, par value $0.001 per share; 200,000,000 shares of common stock authorized; no common stock issued and outstanding, actual; 15,725,635 common stock outstanding, pro forma; 21,475,635 common stock outstanding, pro forma as adjusted	—	15,726	21,476
Preferred stock, par value $0.001 per share; 100,000,000 shares of preferred stock authorized; no shares issued and outstanding, actual; no preferred stock issued and outstanding, pro forma; no shares issued and outstanding, pro forma as adjusted	—	—	—
Capital in excess of par value	364,742,957	364,727,788	446,113,811
Accumulated net investment income	13,515,239	13,515,239	13,515,239
Accumulated net realized losses	(45,411,498)	(45,411,498)	(45,411,498)
Accumulated net unrealized depreciation	(94,976,243)	(94,976,243)	(94,976,243)

Net assets applicable to common shareholders(4)	$237,870,874	$237,870,874	$319,262,785

Total capitalization	$403,453,503	$403,453,503	$455,769,746

(1)
The above table reflects our liabilities under the Revolving Facility as of December 31, 2011. As of March 30, 2012, our debt outstanding under the Revolving Facility was $42 million, which reflects our pay down of $29 million on the Revolving Facility during the first quarter of 2012 and our subsequent aggregate draw downs of $42 million.

(2)
Preferred Interests are a component of the $250 million Leverage Program of the Operating Company.

(3)
Upon completion of the Conversion, the common interests of the Holding Company, as a limited liability company, will be converted to shares of common stock.

(4)
The above table reflects our net assets applicable to common shareholders as of December 31, 2011. As of March 30, 2012, our estimated aggregate net assets applicable to common shareholders was approximately $235,884,525.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of the end of each fiscal year ended since 2007. The report of our independent registered accounting firm on our Financial Statements and Financial Highlights at December 31, 2011 includes the senior securities table below.

Class and Year	Total Amount Outstanding(3)	Asset Coverage Per Unit(4)	Involuntary Liquidating Preference Per Unit(5)	Average Market Value Per Unit(6)
Revolving Facility(1)
Fiscal 2011	$29,000	$13,803	$—	N/A
Fiscal 2010	50,000	8,958	—	N/A
Fiscal 2009	75,000	5,893	—	N/A
Fiscal 2008	34,000	10,525	—	N/A
Fiscal 2007	207,000	3,534	—	N/A
Preferred Interests(2)
Fiscal 2011	$134,000	$49,251	$20,070	N/A
Fiscal 2010	134,000	48,770	20,056	N/A
Fiscal 2009	134,000	42,350	20,055	N/A
Fiscal 2008	134,000	43,343	20,175	N/A
Fiscal 2007	134,000	43,443	20,289	N/A

(1)
The Operating Company entered into the Revolving Facility, pursuant to which amounts may currently be drawn up to $116 million. The Revolving Facility matures July 31, 2014, subject to extension by the lenders at our request for one 12-month period.

(2)
At December 31, 2011, the Operating Company had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests will be subject to mandatory redemption on July 31, 2016.

(3)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(4)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. For the Revolving Facility, the asset coverage ratio with respect to indebtedness is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for the Preferred Interests is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the sum of senior securities representing indebtedness and the liquidation preference of the Preferred Interests. For the Preferred Interests, the asset coverage ratio with respect to the Preferred Interests is multiplied by their liquidation value of $20,000 to determine the Asset Coverage Per Unit.

(5)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(6)
Not applicable because senior securities are not registered for public trading.

DISTRIBUTIONS

        We intend to make distributions on a quarterly basis to our stockholders commencing at the end of the quarter in which this offering is completed. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to obtain and maintain our status as a RIC. There can be no assurances that the Holding Company will have sufficient funds to pay distributions to our stockholders in the future to maintain our status as a RIC.

        We are a RIC under Subchapter M of the Code. To continue to obtain RIC tax benefits, we generally must distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute net capital gain (i.e., net long-term capital gain in excess of short-term capital loss), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gain for investment. In such event, the consequences of our retention of net capital gain are as described under "Material U.S. Federal Income Tax Matters." We can offer no assurance that the Operating Company will achieve results that will permit the payment of any cash distributions to our stockholders. In addition, the Leverage Program prohibits us from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the Leverage Program. See "Regulation," "Material Federal Income Tax Considerations" and "Senior Securities."

        We intend to maintain an "opt in" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not "opted in" to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions, but will not have received cash from us with which to pay such taxes. Further, reinvested dividends will increase the gross assets of the Holding Company and the Operating Company on which a management fee and an incentive management fee are payable to TCP and the General Partner. See "Dividend Reinvestment Plan."

        Distributions.    Our board of directors intends to declare a dividend shortly after completion of this offering of $0.00374 per share per day for the period commencing the day we price this offering and continuing through June 30, 2012, which equates to a quarterly rate of approximately $0.34 per share payable early in the third quarter of 2012. This dividend payment is contingent upon the completion of our initial public offering during the first half of calendar 2012. Accordingly, purchasers in this offering will be entitled to receive this dividend payment. We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year. A portion of the offering price on which a sales load is being paid may include the proposed dividend. There is no assurances that we will be able to pay distributions in the future at the same rate or at all. We do not have a policy to pay distributions at a specific level and expect to continue to distribute substantially all of our taxable income. We will identify at the time of distribution the portion of any distribution estimated to consist of net capital gain or a return of capital.

THE COMPANY

The Company

        We are an externally managed, non-diversified closed-end management investment company that filed, prior to the completion of this offering, an election to be regulated as a BDC under the 1940 Act. See "Prospectus Summary — Company History and BDC Conversion" above. Our investment objective is to seek to achieve high total returns while minimizing losses. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we intend to primarily focus on privately negotiated investments in debt of middle-market companies, we may make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of our Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments.

        We have no employees of our own and for so long as the Operating Company exists, our only business and sole asset will continue to be the ownership of all of the common limited partner interests of the Operating Company. We expect to continue to conduct all of our investment activities through the Operating Company and our investment activities will continue to be externally managed by our Advisor, a leading investment manager with in excess of $4.5 billion in committed capital, approximately 14% of which consists of the Holding Company's committed capital under management as of December 31, 2011, and a primary focus on providing financing to middle-market companies. Additionally, the Holding Company will continue to qualify as a RIC following the conversion so long as it continues to satisfy the RIC requirements.

Investment Portfolio

        At December 31, 2011, our existing investment portfolio consisted of debt and equity positions in 41 portfolio companies valued at approximately $379.0 million. Debt positions represented approximately 81% of the total portfolio fair value and had a weighted-average current yield and yield to maturity of approximately 11.9% and 14.1%, respectively. For purposes of this prospectus, references to "yield to maturity" assume that debt investments in our portfolio as of a certain date are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par upon maturity. At December 31, 2011, the weighted-average remaining term of our debt investments was approximately 4.0 years. At December 31, 2011, the average investment size in our existing portfolio by issuer was $9.2 million. Equity positions in 17 companies represented approximately 19% of the total fair value of our existing investment portfolio. As of December 31, 2011, approximately 4.5% of the Operating Company's total assets consisted of debt investments in non-accrual status. Such debt investments were largely acquired through secondary market purchases and often led to the receipt of additional equity positions as part of in- or out-of-court debt-for-equity exchanges. The Company does not anticipate distressed debt to be a significant part of its ongoing investment strategy. See "— Investment Strategy" for more information.

        The following charts summarize our portfolio mix by industry and type based on the fair value of our investments as of December 31, 2011.

Investment by Industry	Investment by Asset Type

*
Industries in aggregate less than 2.5% of the portfolio

Tennenbaum Capital Partners, LLC

        Our investment activities are managed by TCP. TCP is a leading investment manager (including specialty lending to middle-market companies). TCP is a Delaware limited liability company and is registered as an investment advisor under the Investment Advisers Act of 1940. As of December 31, 2011, TCP had in excess of $4.5 billion in committed capital under management, approximately 14% of which consists of the Holding Company's committed capital, and a team of approximately 30 investment professionals supported by approximately 40 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, investor relations, and information technology. TCP was founded in 1999 by Michael E. Tennenbaum, Mark K. Holdsworth and Howard M. Levkowitz and its predecessor entity, formed by the same individuals, commenced operations in 1996. The three founders along with David A. Hollander, Michael E. Leitner, Philip M. Tseng and Rajneesh Vig constitute TCP's active partners, or the TCP Partners. The TCP Partners have significant industry experience, including experience investing in middle-market companies. Together, the TCP Partners have invested approximately $10.1 billion in over 200 companies since TCP's inception, through multiple business and credit cycles, across all segments of the capital structure through a broad set of credit-oriented strategies including leveraged loan origination, secondary investments of discounted debt securities, and distressed and control opportunities. Of these investments, we participated in approximately $1.6 billion in 89 companies. We believe the TCP Partners' investment perspectives, complementary skills, and collective investment experience provides TCP with a strategic and competitive advantage in middle-market investing.

        As our investment advisor, TCP is responsible for sourcing potential investments, conducting research, analyzing investment opportunities and structuring our investments and monitoring our portfolio companies on an ongoing basis. We believe that TCP has a proven track record of sourcing deals, originating loans and successfully investing in middle-market companies and that the relationships of its investment professionals are integral to TCP's success. TCP's investment professionals have long-term working relationships with key sources of investment opportunities and industry expertise, including investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. Additionally, TCP's structure includes both a board of advisors and a group of Senior Executive Advisors — a team comprised of approximately 20 current and former executives from a variety of industries, which extends the reach of TCP's relationships through a group of seasoned industry leaders and that can enhance our deal sourcing and due diligence activities.

        We also benefit from the existing infrastructure and administrative capabilities of an established investment manager. The General Partner, an affiliate of TCP, serves as our Administrator and provides us with office space, equipment and office services. The tasks of our Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

        During 2011, TCP executed over $480 million in direct origination leveraged loans primarily to middle-market companies, of which approximately $130 million was for our account. TCP reviewed but did not approve an additional $3.3 billion in middle-market loan origination opportunities in that period. There can be no assurance that similar deal flow or terms will be available in the future for loans in which we may invest.

Investment Strategy

        To achieve our investment objectives, we intend to focus on a subset of the broader investment strategies historically pursued by TCP. Our primary investment focus will be the ongoing origination of and investments in leveraged loans of performing middle-market companies, building on TCP's established track record of origination and participation in the original syndication of approximately $3.6 billion of leveraged loans to 55 companies since 1999, of which we invested over $575 million to 30 companies. For the purposes of this prospectus, the term "leveraged loans" refers to senior debt investments that rank ahead of subordinated debt and that generally have the benefit of security interests on the assets of the borrower.

        We anticipate our investments will generally range from $10 million to $35 million per company, the size of which may grow over time in proportion with our capital base. We expect to generate current returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments. We often receive equity interests such as preferred or common stock and warrants or options in connection with our debt investments. From time to time we may also use other investment strategies, which are not our primary focus, to attempt to enhance the overall return of our portfolio. These investment strategies may include, but are not limited to, the purchase of discounted debt, opportunistic investments, and financial instruments to hedge currency or interest rate risk associated with our portfolio.

        Typical investments will be in performing middle-market companies. We believe that middle-market companies are generally less able to secure financing than larger companies and thus offer better return opportunities for those able to conduct the necessary diligence to appropriately evaluate these companies. We will focus primarily on U.S. companies where we believe our Advisor's perspective, complementary skills and investment experience provides us with a competitive advantage and in industries where our Advisor sees an attractive risk reward profile due to macroeconomic trends and existing TCP industry expertise.

Our Competitive Advantages

        We believe that we possess the following competitive advantages over other capital providers to middle-market companies:

        Focus on minimizing the risk of loss and achieving attractive risk-adjusted returns.    We primarily structure investments to attempt to achieve high cash yields, cash origination fees, conservative leverage, and strong contractual protections that reduce the risk of principal loss. Contractual protections may include default premiums, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. While the Company is not expected to undertake a material focus on distressed investments, we believe that TCP's experience in distressed investing from managing other funds helps us negotiate more favorable terms and provides greater opportunity to achieve principal protection. See "— Investment Strategy."

        Diverse in-house skills and experience of our Advisor.    The principals and professionals of TCP have diverse and complementary backgrounds, including prior experience at private investment funds, investment banks, other financial services firms, and managing companies. We believe that the diverse professional experience of TCP's principals and professionals gives us an advantage in sourcing, evaluating, structuring, negotiating, closing, and profitably exiting investments. TCP's advantages include:

  •
  Significant investment expertise in over 15 different industries;

  •
  Track record of leveraged loan originations or participations in original syndications of approximately $3.6 billion to 55 companies since 1999, of which we invested over $575 million in 30 companies;

  •
  Extensive workout and restructuring capabilities honed in multiple in- and out-of-court transactions which allows us to maximize our investment returns and minimize the risk of loss;

  •
  In-house legal expertise that has significant experience protecting creditor rights;

  •
  Complementary "bottom-up" and "top-down" (macro economic) expertise; and

  •
  Expertise in analyzing highly complex companies and investments.

        Consistent, proactive and rigorous investment and monitoring processes.    We believe that TCP employs a proven investment process that integrates intensive "bottom-up" company-level research and analysis with a proactive "top-down" view of macroeconomic and industry risks and opportunities. The heart of the process is a thorough analysis of the underlying issuer's business, end markets, suppliers, revenues, costs, financial statements, and the terms of the issuer's existing obligations, including contingent liabilities (if any). TCP's professionals supplement in-house expertise with industry experts, including TCP's Board of Advisors and Senior Executive Advisors, as well as other CEO/CFO-level executives, with direct management experience in the industries under consideration. These company level analyses are undertaken in the context of and supplemented by TCP's views on and understanding of industry trends and broader economic conditions. These views are formulated and refined through TCP's systematic quarterly macroeconomic reviews and quarterly industry reviews, where long-term and immediate macroeconomic trends and their impact on industry risk/reward characteristics are determined. These views flow through to TCP's proactive deployment of research and capital resources in the investment process. Quarterly portfolio reviews and the TCP Portfolio Company Business Conditions Survey also help to inform TCP's macroeconomic and industry views as well as to inform reporting of deal teams' frequent monitoring of portfolio company progress, risk assessment, and refinement of exit plans. The survey is a proprietary survey of all portfolio companies in which TCP has a sizeable influence and includes a standardized set of questions in order to obtain insight into general business activity, pricing power, costs, margins, financing conditions, and expansion plans.

        Focus on established middle-market companies.    We generally invest in companies with established market positions, seasoned management teams, proven and differentiated products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. As a specialty middle-market lender, through TCP we have proven experience structuring financing for middle-market companies and meeting their specialized needs. We believe that there are fewer experienced finance companies focused on transactions involving small and middle-market companies than larger companies, allowing us to negotiate favorable investment terms, including higher yields, more significant covenant protection, and greater equity grants than typical of transactions involving larger companies. Additionally, we believe that middle-market companies offer significant risk-adjusted return advantages over larger companies as they are generally less able to secure financing compared to larger companies and, we believe, are more likely as borrowers to be subject to upfront fees, prepayment premiums and higher interest rates.

        Debt platform with multiple deal sourcing channels.    The employees of TCP have developed extensive networks among investment bankers, financial advisors, attorneys, private equity sponsors, other senior lenders, high-yield bond specialists, research analysts, accountants, and senior management teams. These networks are a valuable source of directly originated deals and are further supplemented by the networks and experiences of TCP's Board of Advisors and Senior Executive Advisors. Additionally, TCP's track record as a provider of middle-market financing means that it is often the first or early call on new deal opportunities. Since inception, TCP has originated or participated in the original syndication of approximately $3.6 billion of newly issued loans to 55 companies since 1999, of which we invested over $575 million in 30 companies. TCP has closed transactions with more than 35 different private equity sponsors. TCP is well known as a lender to middle-market companies in a variety of contexts including stressed, distressed, and complex and special situations. TCP's in-depth industry knowledge and ability to diligence thoroughly but in a timely fashion in complex situations helps to attract deal opportunities from multiple channels.

        Attractively priced leverage program.    We believe that the Leverage Program, combined with capital from recent monetizations, will provide us with a substantial amount of capital for deployment into new investment opportunities on relatively favorable terms. The Leverage Program is comprised of: (i) a $116 million senior secured credit facility that matures on July 31, 2014, subject to extension by the lenders at the request of the Operating Company for one 12-month period, which we refer to as the Revolving Facility; and (ii) $134 million in liquidation preference of preferred interests, which mature on July 31, 2016, which we refer to as the Preferred Interests. The Revolving Facility was entered into on July 31, 2006 with certain lenders and in conjunction with entering into such agreement, the Operating Company also issued the Preferred Interests to such lenders on the same date. Advances under the Revolving Facility generally bear interest at LIBOR plus 0.44%, subject to certain limitations. The lenders also own all of the Operating Company's preferred interests, which is an aggregate of 6,700 Preferred Interests, each of which has a liquidation preference of $20,000 per interest, with dividends generally accruing at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations. The weighted-average financing rate on the Leverage Program at December 31, 2011 was 1.10%. As preferred shareholders, the lenders have the right under the 1940 Act to elect two directors of the Operating Company. After this offering, we will have an increased amount of borrowing available to us under the Revolving Facility.

Market opportunity

        We believe that TCP has a consistent, non-cyclical track record of finding profitable opportunities to lend its managed assets to middle-market companies under most market conditions. However, we believe that the current environment for direct lending to middle-market companies is especially attractive for several reasons that include:

        Reduced lending to middle-market companies by commercial banks.    Recent regulatory changes, including the Dodd-Frank Financial Reform Act, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, in addition to the continued ownership of legacy non-performing assets have significantly curtailed banks' lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to middle-market companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

        Reduced credit supply to middle-market companies from non-bank lenders.    We believe credit to middle-market companies from non-bank lenders will also be constrained as many of those lenders have either gone out of business, exited the market, or are winding down. Numerous hedge funds previously active in leveraged loans disappeared or contracted during the recent financial market crises, while others exited the lending market due to asset-liability mismatches. Other non-bank lenders exited lending due to balance sheet pressures. Furthermore, new collateralized loan obligation, or CLO, formation has been very limited in recent years and existing CLOs' authority to reinvest falls off sharply in coming years. Along with the constraints in bank lending, this situation provides a promising environment in which to originate loans to middle-market companies. We cannot, however, provide any assurance as to the length of time this tight credit supply will persist.

Legacy CLO Investment Windows Expires in 2013

% of New Leverage Loans Fund by CLO's	Legacy CLO's in Reinvestment Period (in billions)

Source: Standard & Poor's Leveraged Commentary & Data	Source: Standard & Poor's Leveraged Commentary & Data

        Middle-market companies are increasingly seeking lenders with access to permanent capital for debt and equity capital.    We believe that many middle-market companies prefer to borrow from capital providers like us, rather than execute high-yield bond or equity transactions in the public markets that may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle-market companies are inclined to seek capital from a small number of providers with access to permanent capital that can satisfy their specific needs and can serve as value-added, long-term financial partners with an understanding of the companies' growth needs.

        Large Amount of Uninvested Private Equity Capital.    Private equity firms raised significant amounts of equity commitments over the period of 2006 to 2008, far in excess of the amount of equity they invested. According to Brown Gibbons Lang & Company, there was, as of September 30, 2011, approximately $435 billion of committed private equity capital available and uninvested in North America. We believe the large amount of undeployed private equity capital will drive demand for leveraged buyouts over the next several years, which we believe will, in turn, create significant leveraged lending opportunities for us.

        Significant Refinancing Requirements.    A significant portion of the debt associated with a large number of middle-market leveraged mergers and acquisitions completed from 2005 to 2008 matures in the 2012 to 2015 time period. Much of this debt will need to be refinanced as it matures. When combined with the decreased availability of debt financing for middle-market companies generally, we believe these factors should increase lending opportunities for us.

Maturity Profile of Leveraged Debt
(in billions)

Source: Standard & Poor's Leveraged Commentary & Data

        Attractive Pricing and Conservative Deal Structures.    We believe that reduced access to, and availability of, debt capital has improved available loan pricing for middle-market lenders. Deals since the recent credit crisis occurred, which began in 2008 and included a period of disruption in the capital markets as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions, have included meaningful upfront fees, prepayment protections and, in some cases, warrants, all of which should enhance profitability to lenders.

Average Discounted Spread of Leveraged Loans

      Source: Standard & Poor's Leveraged Commentary & Data and S&P/LSTA Leveraged Loan Index

        Furthermore, since the credit crisis, lenders generally have required lower leverage levels, increased equity contributions and more comprehensive loan covenants than was customary in the years leading up to the credit crisis. Lower debt multiples on purchase prices suggest that the cash flow of borrowing companies should enable them to service their debt more readily, creating stronger protections against a subsequent downturn.

Equity Contributions	Survey of Capital Providers

Middle Market Defined as Issuers with EBITDA of $50 Million or Less Source: Standard & Poor's Leveraged Commentary & Data	Source: Brown, Gibbons, Lang & Company, Securities, Inc.

Investment Process

        TCP's investment process is designed to maximize its strategic advantages: a strong brand name as a specialty lender to the middle-market, and diverse in-house expertise and skills. TCP seeks out opportunities by conducting a rigorous and disciplined investment process that combines the following characteristics:

Deal Sourcing

        As a leading middle-market corporate debt investment manager with a 15-year history and in excess of $4.5 billion in capital commitments as of December 31, 2011, approximately 14% of which consists of the Holding Company's committed capital, TCP is active in new deal financing opportunities in the middle-market segment. However, we believe that TCP's real deal flow advantage comes from the proprietary network of established relationships of its investment professionals and synergies among its professionals and portfolio companies. Members of TCP's Investment Committee for the Company, or the Investment Committee, have long-term relationships with deal sources including investment bankers, restructuring professionals, bankruptcy attorneys, senior lenders, high yield bond specialists, research analysts, accountants, fund management teams, TCP's Advisory Board, Senior Executive Advisors, board members of former clients, former colleagues and other operating professionals to facilitate deal flow. The Investment Committee is currently comprised of six voting members (Mark K. Holdsworth, Howard M. Levkowitz, Michael Leitner, Michael E. Tennenbaum and Rajneesh Vig and a person designated by Babson with approval of TCP (currently Richard E. Spencer II)). In total, the Investment Committee consists of approximately 25 members from TCP, of which approximately 19 are non-voting members. The number of voting and non-voting members of the Investment Committee is subject to increase or decrease in the sole discretion of TCP. Upon completion of this offering, Mr. Spencer will no longer be a voting member. All members of the Investment Committee attend investment meetings and are encouraged to participate in discussions. In addition, members of the Investment Committee have relationships with other investors, including insurance companies, bond funds, mezzanine funds, private equity funds, hedge funds and other funds which invest in similar assets. Further, TCP regularly calls on both active and recently retired senior executives from the relevant industries to assist with the due diligence of potential investments. Historically, these relationships with retired senior executives have also been a valuable source of transactions and information. TCP anticipates that they will continue to provide future opportunities. We believe TCP's strong relationships with its portfolio companies facilitate positive word-of-mouth recommendations to other companies seeking TCP's expertise. TCP's relationships often result in the ability to access investment opportunities earlier than many of its competitors and in some cases an exclusive basis.

Due Diligence Process

        The foundation of TCP's investment process is intensive investment research and analysis by its experienced staff of investment professionals. TCP's senior professionals have worked together for numerous years and we believe that they have a superior level of credit investing knowledge relative to other credit investors. TCP supplements its in-house knowledge with industry experts, including CEO/CFO-level executives, with direct management experience in the industries under consideration. TCP prefers these industry experts to consultants because of the practical business advice that comes from having managed businesses. TCP rigorously and comprehensively analyzes issuers of securities of interest. The process includes a quantitative and qualitative assessment of the issuer's business, an evaluation of its management, an analysis of the business strategy and industry trends, and an in-depth examination of the company's capital structure, financial results and projections. TCP's due diligence process includes:

  •
  an assessment of the outlook for the industry and general macroeconomic trends;

  •
  discussions with issuer management and other industry executives, including the assessment of management/board strengths and weaknesses;

  •
  an analysis of the fundamental asset values and the enterprise value of the issuer;

  •
  review of the issuer's key assets, core competencies, competitive advantages, historical and projected financial statements, capitalization, financial flexibility, debt amortization requirements, and tax, environmental, legal and regulatory contingencies;

  •
  review of the issuer's existing credit documents, including credit agreements, indentures, intercreditor agreements, and security agreements; and

  •
  review of documents governing the issuer, including charter, by-laws, and key contracts.

Structuring Originations

        As an early non-bank participant in the leveraged loan market, we believe that loan origination is a core competency of TCP. Supplementing industry deal teams' experience and competency, TCP has seven professionals (including investment professionals) with legal experience, two of whom have a quarter-century each of relevant experience in secured credit. Deal teams work with TCP's in-house legal specialists and outside counsel to structure over-collateralized loans with what we believe to be strong creditor protections and contractual controls over borrower operations. In many cases, TCP works to obtain contractual governance rights and board seats to protect principal and maximize post-investment returns. Deals usually include upfront fees and/or equity participations through warrants or direct equity stakes.

Trading and Secondary Market Purchases

        A key element in maximizing investment returns in secondary purchases is buying and selling investments at the best available prices. TCP has a dedicated trading staff for both the highly specialized traded loan market and for high-yield bonds. Through its trading operations, TCP maintains its established relationships with a network of broker-dealers in the debt securities markets. These relationships provide TCP with access to the trading dynamics of existing or potential investments and assist it in effectively executing transactions. These relationships may also lead to the early identification of potential investment opportunities for the Company.

Portfolio Management & Monitoring

        TCP actively monitors the financial performance of its portfolio companies and market developments. This constant monitoring permits TCP to update position risk assessments, seek to address potential problems early, refine exit plans, and make follow-on investment decisions quickly. We view active portfolio monitoring as a vital part of our investment process.

        We consider board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to be critical to our performance. We have developed a monitoring template that seeks to ensure compliance with these standards and that is used as a tool by the Investment Committee to assess investment performance relative to plan.

  •
  Deal teams maintain contact with portfolio company management through regularly scheduled and ad hoc conference calls and onsite visits.

  •
  Deal teams review portfolio company progress relative to plan and pre-determined performance benchmarks.

  •
  Adverse or unexpected developments, as well as consequential routine updates, are reported to the Investment Committee and thoroughly discussed at regularly scheduled weekly meetings. If merited, the Investment Committee will hold ad hoc meetings as necessary to address urgent issues.

  •
  Deal teams, with Investment Committee approval, encourage portfolio company managers to catalyze events to monetize holdings for greater return, or where needed, corrective actions to address shortfalls to plan or benchmarks.

  •
  All existing portfolio holdings are formally reviewed in detail by the entire Investment Committee once per quarter at TCP's quarterly portfolio review.

Investment Committee and Decision Process

        TCP's investment process is organized around the Investment Committee that provides for a centralized, repeatable decision process. The Investment Committee meets weekly and, with respect to each fund TCP advises, certain members of the Investment Committee are voting members. Upon completion of this offering, the Investment Committee will have six voting members: Todd R. Gerch, Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Michael E. Tennenbaum and Rajneesh Vig. Approval by a simple majority vote of the voting members of the Investment Committee for each respective fund is required for the purchase or sale of any investment, with certain de-minimis exceptions. No voting member has veto power. TCP's investment process is designed to maximize risk-adjusted returns and preserve downside protection.

Investment Structure

        Once we determine that a prospective portfolio company is suitable for a direct investment, we work with the management of that company and its other capital providers, including senior and junior lenders, and equity holders, to structure an investment. We negotiate among these parties to agree on how our investment is expected to be structured relative to the other capital in the portfolio company's capital structure.

Leveraged Loans

        We anticipate structuring our investments primarily as secured leveraged loans. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans generally have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests.

High-Yield Securities

        The Company's portfolio currently includes high-yield securities and the Company may invest in high-yield securities in the future. High-yield securities have historically experienced greater default rates than has been the case for investment grade securities and are generally rated below investment grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor and are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. The Company's portfolio also includes mezzanine investments which are generally unsecured and rated below investment grade. Mezzanine investments of the type in which the Company invests in are primarily privately negotiated subordinated debt securities often issued in connection with leveraged transactions, such as management buyouts, acquisitions, re-financings, recapitalizations and later stage growth capital financings, and are generally accompanied by related equity participation features such as options, warrants, preferred and common stock. In some cases, our debt investments may provide for a portion of the interest payable to be paid-in-kind interest. To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation.

Warrants, Options and Minority Equity

        In some cases, we will also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan. As a result, if a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a "put," or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Distressed Debt

        The Company's portfolio currently includes distressed debt investments and the Company is authorized to continue to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. As of December 31, 2011, approximately 4.5% of the Operating Company's total assets consisted of debt investments in non-accrual status. Such debt investments were largely acquired through secondary market purchases and often led to the receipt of additional equity positions as part of in- or out-of-court debt-for-equity exchanges. The Company does not anticipate distressed debt to be a significant part of its ongoing investment strategy. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Opportunistic Investments

        Opportunistic investments may include, but are not limited to, investments in debt securities of all kinds and at all levels of the capital structure and may include equity securities of public companies that are not thinly traded, emerging market debt, structured finance vehicles such as CLO funds and debt of middle-market companies located outside the United States. We do not intend such investments to be our primary focus as a BDC.

        We intend to tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We will seek to limit the downside potential of our investments by:

  •
  requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk;

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances; and

  •
  selecting investments that we believe have a very low probability of loss.

        We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Managerial assistance

        As a BDC, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse the General Partner as our Administrator for its allocated costs in providing such assistance subject to review and approval by our board of directors. TCP will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

        Our primary competitors to provide financing to middle-market companies include public and private funds, commercial and investment banks, commercial finance companies and private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405. TCP furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

        We, the Operating Company, the General Partner and TCP are currently party to certain lawsuits in the normal course of business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any such open legal proceedings cannot at this time be predicted with certainty, we do not expect these matters will have a material adverse impact on the financial condition or results of operations of the Holding Company, the Operating Company, the General Partner or TCP.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The information contained in this section should be read in conjunction with the selected financial data and our financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

        We were organized as a Delaware limited liability company on July 17, 2006 and were initially funded on July 31, 2006. Our investment objective is to seek to achieve high total returns while minimizing losses. We seek to achieve our investment objective primarily through investments in debt securities of leveraged middle market companies.

        Prior to the completion of our public offering, we converted from a Delaware limited liability company to a Delaware corporation and have made an election to be treated as a BDC under the 1940 Act. Upon conversion from a limited liability company to a corporation, owners of our common limited liability company interests received shares of our new common stock with an aggregate net asset value equal to the aggregate net asset value of limited liability company interests owned by the stockholder on the conversion date, less the costs of the Conversion and less the amount of any cash distributed for fractional common shares. Each of our outstanding limited liability company interests converted into approximately 38 shares of common stock based upon an estimated aggregate net asset value at March 30, 2012 of $235,884,525, which caused us to have a total of 15,725,635 shares of common stock outstanding immediately after the Conversion without giving effect to any shares sold in our public offering. Our preferred limited liability company interests have been redeemed. Preferred limited partnership interests in the Operating Company, which were issued to the lenders under the Leverage Program, are expected to remain outstanding.

        We commenced operations on July 31, 2006, when Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC (the "Predecessor Funds" or "SVBFII" and "SVAR," respectively) each contributed most of their assets to the Operating Company in exchange for 100% of the Operating Company's common limited partnership interests and general partnership interests in a non-taxable transaction; SVBFII and SVAR then exchanged their common equity in the Operating Company for 100% of our common equity, which they then distributed to their respective members who had chosen to participate in the transaction.

  Investments

        Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

        As a BDC, we will be required to invest at least 70% of our total assets in "qualifying assets" (with certain limited exceptions), which include investments in private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less. We will also be permitted to make certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition.

  Revenues

        We generate revenues primarily in the form of interest on the debt we hold. We also generate revenue from dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Interest on our debt investments is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees.

  Expenses

        Our primary operating expenses include the payment of a base management fee and, depending on our operating results, incentive compensation, and, following our conversion to a BDC, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive compensation remunerates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Following conversion to a BDC, our administration agreement with the Administrator will provide that the Administrator may be reimbursed for costs and expenses incurred by the Administrator for office space rental, office equipment and utilities allocable to us under the administration agreement, as well as any costs and expenses incurred by the Administrator or its affiliates relating to any non-investment advisory, administrative or operating services provided by the Administrator or its affiliates to us. We also bear all other costs and expenses of our operations and transactions (and the Holding Company's common stockholders indirectly bear all of the costs and expenses of the Holding Company and the Operating Company), which may include those relating to:

  •
  our organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firms);

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  costs of future offerings of our common stock and other securities, if any;

  •
  the base management fee and any incentive compensation;

  •
  dividends and distributions on our preferred shares, if any, and common shares;

  •
  following conversion to a BDC, administration fees payable under the administration agreement;

  •
  fees payable to third parties relating to, or associated with, making investments;

  •
  transfer agent and custodial fees;

  •
  registration fees;

  •
  listing fees;

  •
  taxes;

  •
  director fees and expenses;

  •
  costs of preparing and filing reports or other documents with the SEC;

  •
  costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

  •
  our fidelity bond;

  •
  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  indemnification payments;

  •
  direct costs and expenses of administration, including audit and legal costs; and

  •
  all other expenses reasonably incurred by us and, after conversion to a BDC, the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

        The investment management agreements provide that the base management fee will be calculated at an annual rate of 1.5% of our total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or other liabilities. For the first calendar quarter (or portion thereof) of our operations as a BDC, the base management fee will be calculated based on the initial value of our total assets (excluding cash and cash equivalents) as of a date as close as practicable to the Conversion. Beginning with our second calendar quarter of operations as a BDC, the base management fee will be calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The base management fee for any partial quarter will be appropriately pro-rated.

        Additionally, the investment management agreements and the Amended and Restated Limited Partnership Agreement provide that the Advisor or its affiliates may be entitled to incentive compensation under certain circumstances. No incentive compensation will be incurred prior to January 1, 2013. Beginning January 1, 2013, the incentive compensation will equal the sum of (1) 20% of all ordinary income since that date and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since that date, with each component being subject to a total return requirement of 8% of contributed common equity annually. The incentive compensation initially will be payable to the General Partner by the Operating Company pursuant to the Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reason incentive compensation is not paid by the Operating Company, it would be paid pursuant to the investment management agreement between us and the Advisor. The determination of incentive compensation is subject to limitations under the 1940 Act and the Advisers Act.

        TCP has agreed to reimburse us for half of the sales load in connection with this offering.

Critical accounting policies

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Management considers the following critical accounting policies important to understanding the financial statements. In addition to the discussion below, our critical accounting policies are further described in the notes to our financial statements.

  Valuation of portfolio investments

        We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (i) are independent of us, (ii) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (iii) are able to transact for the asset, and (iv) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

        Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within 60 days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a "forced" sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

        The valuation process adopted by our board of directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

  •
  The investment professionals of the Advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our board of directors.

  •
  Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor.

  •
  The board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the Audit Committee.

        However, smaller investments aggregating less than 5% of our total capitalization may be valued at fair value as determined in good faith by the board of directors based on valuations provided by the Advisor without the employment of an independent valuation firm.

        Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

        When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

        Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

          Level 1 — Investments valued using unadjusted quoted prices in active markets for identical assets.

          Level 2 — Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

          Level 3 — Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

        As of December 31, 2011, 2.2% of our investments were categorized as Level 1, 29.0% were categorized as Level 2, 66.5% were Level 3 investments valued based on valuations by independent third party sources, and 2.3% were Level 3 investments valued based on valuations by the Advisor.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

  Revenue recognition

        We record interest income, adjusted for amortization of premium and accretion of discount, and dividend income on an accrual basis to the extent that we expect to collect such amounts. For loans and securities with PIK income, which represents contractual interest or dividends accrued and added to the principal balance and generally due at maturity, we may not accrue PIK income if the portfolio company valuation indicates that the PIK income is not collectible. Origination, structuring, closing, commitment and other upfront fees and discounts and premiums on investments purchased are recognized when earned. Upon the prepayment of a loan or debt security, we record any prepayment fees as interest income.

  Net realized gains or losses and net change in unrealized appreciation or depreciation

        We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Portfolio and investment activity

  December 31, 2011

        During the year ended December 31, 2011, we invested approximately $171.8 million across 9 new and 16 existing portfolio companies. These investments consisted primarily of senior secured loans and bonds ($145.9 million, or 85% of the total), equity securities ($17.6 million, or 10%) and unsecured or subordinated debt securities ($8.3 million, or 5%). Additionally, we received proceeds from sales/repayments of investment principal of approximately $216.9 million during the year ended December 31, 2011. During the year ended December 31, 2010, we invested approximately $262.8 million across 20 new and 14 existing portfolio companies. These investments consisted primarily of senior secured loans and bonds ($244.9 million, or 93% of the total), equity securities ($2.9 million, or 1%) and unsecured or subordinated debt securities ($15.0 million, or 6%). Additionally, we received proceeds from sales/repayments of investment principal of approximately $192.4 million during the year ended December 31, 2010.

        At December 31, 2011, our investment portfolio of $379.0 million (at fair value) consisted of 41 portfolio companies and was invested 48% in senior secured loans, 24% in senior secured notes, 9% in unsecured or subordinated debt, and 19% in equity investments. Our average portfolio company investment at amortized cost was approximately $11.6 million at December 31, 2011. Our largest portfolio company investment by value was approximately $48.3 million and our five largest portfolio company investments by value comprised approximately 33% of our portfolio at December 31, 2011. At December 31, 2010, our investment portfolio of $453.0 million (at fair value) consisted of 44 portfolio companies and was invested 39% in senior secured loans, 8% in unsecured or subordinated debt, 25% in senior secured notes and 28% in equity investments. Our average portfolio company investment at amortized cost was approximately $11.2 million at December 31, 2010. Our largest portfolio company investment by value was approximately $47.5 million and our five largest portfolio company investments by value comprised approximately 38% of our portfolio at December 31, 2010.

        The weighted average yield to maturity of the debt and income producing equity securities in our portfolio was 14.1% at December 31, 2011 and 13.1% at December 31, 2010. The weighted average yields to maturity on our senior secured debt and other debt investments were 13.8% and 19.4%, respectively, at December 31, 2011, versus 11.9% and 22.1% at December 31, 2010. Yields exclude common equity investments and preferred equity investments with no stated dividend rate.

        At December 31, 2011, 33% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate, and 67% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 60% at December 31, 2011. At December 31, 2010, 36% of our debt investments bore interest based on floating rates and 64% bore interest at fixed rates. The percentage of our floating rate debt investments that bore interest based on an interest rate floor was 36% at December 31, 2010.

Results of operations

  Results comparisons are for the years ended December 31, 2011, 2010, and 2009.

  Investment income

        Investment income totaled $54.9 million, $47.8 million and $27.1 million, respectively, for the years ended December 31, 2011, 2010 and 2009, of which $38.0 million, $26.1 million and $19.0 million were attributable to interest and fees on senior secured debt, $4.1 million, $6.3 million and $7.7 million to interest earned on other debt investments, $10.6 million, $13.5 million and $0.0 million to dividends from equity securities, $0.0 million, $0.0 million and $0.0 million to interest earned on short-term investments and cash equivalents, and $2.1 million, $1.8 million and $0.4 million to other income, respectively. The increase in investment income in 2011 compared to 2010 primarily reflects an increase in the average size of our portfolio during 2011 and an increase in current yield during the year. The increase in investment income in 2010 compared to 2009 primarily reflects an increase in the size of our portfolio and a significant increase in dividends received on certain equity positions. Total investments at fair value and their cost were $379.0 million and $473.8 million at December 31, 2011, compared to $453.0 million and $490.9 million at December 31, 2010, and $343.1 million and $393.7 million at December 31, 2009, respectively. Three-month LIBOR averaged 0.34% during the year ended December 31, 2011, compared to 0.34% during the year ended December 31, 2010, and 0.69% during the year ended December 31, 2009.

  Expenses

        Net expenses (including any taxes) for the years ended December 31, 2011, 2010 and 2009 were $9.2 million, $8.9 million and $9.2 million, respectively, which consisted of $6.8 million each year in base management fees, $0.5 million each year in interest expense and fees related to the Revolving Agreement, $0.3 million, $0.5 million and $0.5 million in professional fees, respectively, $0.4 million each year in amortization of debt issuance costs, $0.1 million each year in insurance expenses, $0.2 million each year in director fees and $0.9 million, $0.4 million and $0.6 million in other expenses, respectively. No incentive compensation was paid during the years ended December 31, 2011, 2010 or 2009.

  Net investment income

        Net investment income was $45.6 million, $38.9 million and $17.9 million respectively, for the years ended December 31, 2011, 2010 and 2009. The increase in net investment income in 2011 compared to 2010 primarily reflects the increase in the average size of our portfolio during 2011 and the increase in current yield during the year. The increase in net investment income in 2010 compared to 2009 primarily reflects the increase in the size of our portfolio and the increased dividend income.

  Net realized and unrealized gain or loss

        Net realized gains (losses) for the years ended December 31, 2011, 2010 and 2009 were $18.1 million, $18.7 million and $(62.6) million, respectively. For the years ended December 31, 2011, 2010 and 2009, the change in net unrealized appreciation or depreciation was $(57.0) million, $12.9 million and $98.8 million, respectively. Net realized and unrealized losses during 2011 were primarily a result of fair market value markdowns resulting from turmoil in the capital markets primarily during the third quarter of 2011. Net realized and unrealized gains during 2010 and 2009 were primarily a result of reversals of prior years' unrealized depreciation and improved capital market conditions.

  Dividends to preferred equityholders

        Dividends on the Preferred Interests for the years ended December 31, 2011, 2010 and 2009 were $1.5 million, $1.5 million and $1.7 million, respectively. The average LIBOR rate was relatively stable during 2011, 2010 and most of 2009; accordingly, there were no significant changes in dividends paid.

  Net increase in net assets resulting from operations

        The net increase in net assets resulting from operations was $5.2 million, $69.0 million and $52.3 million for the years ended December 31, 2011, 2010 and 2009 respectively. The smaller increase in 2011 compared to 2010 primarily reflects the negative change in net unrealized appreciation or depreciation. The larger increase in 2010 compared to the increase in 2009 primarily reflects an increase in interest income from new investments as well as dividends from certain equity positions, offset somewhat by a smaller positive change in net unrealized appreciation or depreciation.

Liquidity and capital resources

        Since our inception, our liquidity and capital resources have been generated primarily through our initial private placement of common shares, our Leverage Program, and cash flows from operations, including investments sales and repayments and income earned from investments and cash equivalents. The primary use of cash has been investments in portfolio companies, cash distributions to our stockholders, payments to service our Leverage Program and other general corporate purposes.

        Net cash provided by operating activities during the year ended December 31, 2011 was $76.8 million. Our primary source of cash from operating activities during this period consisted of settlements of investment dispositions (net of acquisitions) of $42.4 million, and from net investment income (net of non-cash income) of approximately $34.4 million.

        We used $73.7 million for financing activities during the year ended December 31, 2011, consisting primarily of $51.2 million of distributions to common shareholders, $1.5 million of dividends on the Preferred Interests, and $21.0 million of net repayments under our Revolving Facility.

        At December 31, 2011, we had $10.8 million in cash and cash equivalents.

        The Revolving Facility is secured by substantially all of the assets in our portfolio, including cash and cash equivalents. At December 31, 2011, we had $29 million drawn and outstanding under the Revolving Facility, with an additional $87 million available to us, subject to compliance with customary affirmative and negative covenants, including the maintenance of a minimum shareholders' equity, the maintenance of ratios of not less than 300% of total assets (less total liabilities other than indebtedness) to total indebtedness and not less than 200% of total assets (less total liabilities other than indebtedness) to the sum of total preferred equity and indebtedness, and restrictions on certain payments and issuance of debt. Economic conditions, like those that began in 2007 and continued through 2010, may result in a decrease in the value of our investments, which would affect both the asset coverage ratios and the value of the collateral securing the Revolving Facility, and may therefore impact our ability to borrow under the Revolving Facility. See "Risks — Risks Related to our Business — In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facility or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations." At December 31, 2011, we were in compliance with all financial and operational covenants required by the Revolving Facility.

        Economic conditions, like those that began in 2007 and continued through 2010, while creating attractive opportunities for us, may decrease liquidity and raise the cost of capital generally, which could limit our ability to renew, extend or replace the Leverage Program on terms as favorable as are currently included therein. If we are unable to renew, extend or replace the Leverage Program upon its maturity, we expect to have sufficient funds to repay the outstanding balance in full from our net investment income and sales of, and repayments of principal from, our portfolio company investments, as well as from anticipated debt and equity capital raises, among other sources. Economic conditions, like those that began in 2007 and continued through 2010, may limit our ability to raise capital or the ability of the companies in which we invest to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. "Risks — Risks Related to our Business — The Revolving Facility matures in July 2014 and the Preferred Interests will be subject to mandatory redemption in July 2016. Any inability to renew, extend or replace the Revolving Facility or replace the Preferred Interests could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders."

        Challenges in the market are intensified for us by certain regulatory limitations under the Code and the 1940 Act. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments may make it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. While we anticipate being able to continue to satisfy all covenants and repay the outstanding balance under the Leverage Program when due, there can be no assurance that we will be able to do so, which could lead to an event of default. See "Risks — Risks related to our Business — In addition to regulatory restrictions that restrict our ability to raise capital, the Leverage Program contains various covenants which, if not complied with, could accelerate repayment under the Revolving Facility or require redemption of the Preferred Interests, thereby materially and adversely affecting our liquidity, financial condition and results of operations."

Contractual obligations

        Our Revolving Facility is a senior secured revolving credit facility with certain lenders pursuant to which amounts may be drawn up to $116 million. The Revolving Facility matures on July 31, 2014, and may be extended at our option for one 12-month period. At December 31, 2011, $29 million in advances were outstanding under the Revolving Facility, all of which were short-term draws of less than one year.

        We have also entered into several contracts under which we have future commitments. Pursuant to an investment management agreement, the Advisor manages our day-to-day operations and provides investment advisory services to us. Following the conversion to a BDC, payments under the investment management agreement will be equal to a percentage of the value of our gross assets (excluding cash and cash equivalents) and an incentive compensation, plus reimbursement of certain expenses incurred by the Advisor. Under our administration agreement following conversion to a BDC, the Administrator will provide us with administrative services, facilities and personnel. Payments under the administration agreement will be equal to an allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us, and may include rent and our allocable portion of the cost of certain of our officers and their respective staffs. We will be responsible for reimbursing the Advisor for due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining our books and records, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Funds and any portfolio investments, as applicable. The Advisor is not responsible for any of the foregoing expenses and such services are not investment advisory services under the 1940 Act. Either party may terminate each of the investment management agreement and administration agreement without penalty upon not less than 60 days' written notice to the other.

Distributions

        Our quarterly distributions, if any, are determined under guidelines established by our board of directors. Distributions are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We do not have a policy to pay distributions at a specific level and expect to continue to distribute substantially all of our taxable income. Distributions declared by the Company since July 2006 (inception of operations) are set out in the table below. Changes in investment focus, expense levels and other factors may have an effect on the amount of distributions we pay in the future. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

        The distribution amounts per share outstanding are calculated based on the 418,955.777 shares outstanding prior to the Conversion, which were initially issued at $1,000 per share.

Distribution Amount Per Share Outstanding		Record Date	Pay Date
$11.08		9/30/2006	11/1/2006
34.37		12/31/2006	1/26/2007
26.76		3/31/2007	4/2/2007
74.16		6/30/2007	7/2/2007
21.51		9/30/2007	10/9/2007
71.05	*	12/31/2007	12/28/2007
9.55		6/30/2008	7/9/2008
9.55		10/1/2008	10/8/2008
9.55		7/1/2009	7/8/2009
11.93		9/14/2009	10/1/2009
8.35		12/22/2009	1/5/2010
6.44		12/30/2009	1/29/2010
7.16		3/26/2010	4/15/2010
16.71		6/21/2010	7/1/2010
19.10		9/20/2010	10/4/2010
31.03		12/27/2010	1/6/2011
15.99		12/27/2010	1/31/2011
17.90		3/23/2011	4/7/2011
19.10		6/20/2011	6/30/2011
19.10		9/21/2011	9/30/2011
19.10		12/21/2011	12/30/2011
12.89		3/16/2012	4/3/2012

*
$5.72 of the $71.05 per share distribution was a return of capital.

        Tax characteristics of all dividends are reported to stockholders on Form 1099-DIV or Form 1042-S after the end of the calendar year.

        We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of:

  •
  98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

  •
  98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year; and

  •
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amounts available to be distributed to our stockholders. We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

        Following our conversion to a BDC, we will maintain an "opt in" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock.

        We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. Also, we may be limited in our ability to make dividends and distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as PIK interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC and may be subject to an excise tax.

        In order to satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes.

Quantitative and qualitative disclosure about market risk

        We are subject to financial market risks, including changes in interest rates. At December 31, 2011, 33% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. At December 31, 2011, the percentage of our floating rate debt investments that bore interest based on an interest rate floor was 60%. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor.

        Generally, higher yielding assets such as those in our investment portfolio do not necessarily follow a linear interest rate relationship and are less sensitive in price to interest rate changes than many other debt investments. However, to illustrate the potential impact of changes in interest rates, we have performed the following analysis based on our December 31, 2011 balance sheet and assuming no changes in our investment structure. Net asset value is analyzed using the assumptions that interest rates, as defined by the LIBOR and U.S. Treasury yield curves, increase or decrease and that the yield curves of the rate shocks would be parallel to each other. Under this analysis, an instantaneous 100 basis point increase in LIBOR and U.S. Treasury yields could cause a decline of approximately $6.5 million, in the value of our net assets at December 31, 2011 and a corresponding hypothetical 100 basis point decrease in LIBOR and U.S. Treasury yields would cause an increase of approximately $4.6 million, in the value of our net assets on that date.

Related Parties

        We have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  Each of the Holding Company and the Operating Company have entered into an investment management agreement with the Advisor.

  •
  Following conversion to a BDC, the Administrator will provide us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator's administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

  •
  We have entered into a royalty-free license agreement with TCP, pursuant to which TCP has agreed to grant us a non-exclusive, royalty-free license to use the name "TCP."

  •
  Pursuant to its limited partnership agreement, the general partner of the Operating Company is SVOF/MM, LLC. SVOF/MM, LLC is an affiliate of the Advisor and the general partners or managing member of certain other funds managed by the Advisor.

        The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us and described above. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. See "Risks — Risks related to our business — If TCP is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, TCP may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns" and "Risks — Risks related to our operations as a BDC — While our ability to enter into transactions with our affiliates will be restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, we may face conflict of interests and investments made pursuant to the exemptive order conditions could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us."

        We have entered into a letter agreement with the Advisor, pursuant to which the Advisor has agreed to reimburse us for half of the sales load in connection with this offering.

Recent Developments

        Significant portfolio events since December 31, 2011 include the following:

        During the first quarter of 2012, we acquired the following new investments (in addition to adding to existing positions): $15 million in senior secured notes issued by a laboratory-based testing service, a $16 million senior secured first lien term loan to an operator of regional casinos and gaming devices and a $17 million senior subordinated first lien term loan collateralized by aircraft under long-term leases.

        During the first quarter of 2012, we exited our investment in Encompass Digital Media ("Encompass") after it was acquired by a private equity firm. Our $2.7 million principal amount of the first lien term loan was paid off at par and our $16.5 million principal amount of the second lien term loan was paid off at a premium. We also sold our equity in Encompass and acquired an $8 million new first lien term loan to Encompass. Also during the quarter, $7.5 million principal amount of our second lien senior secured loan to Gundle/SLT Environmental, Inc. was paid off. We continue to hold $7.5 million of this loan. We also exited our entire $7.5 million principal amount of senior unsecured notes of Hawker Beechcraft, Inc.

        During February 2012, we and other note holders were approved as the winning bidders for the assets of Real Mex Restaurants, Inc. ("Real Mex") pursuant to a sale under Chapter 11, which included the acquisition in March 2012 of $9.2 million of newly issued senior secured first and second lien loans. Due to expenses and significant working capital requirements that occurred during bankruptcy, the amount of Real Mex's anticipated pro forma debt at exit has increased. As a result, our existing notes, which will be converted to holding company notes and equity, have been marked down by approximately $5.3 million.

        On March 9, 2012, the Holding Company declared a dividend of approximately $5.4 million (equal to approximately 2.3% of our net asset value at December 31, 2011) to shareholders of record on March 16, 2012, payable on April 3, 2012.

INVESTMENT PORTFOLIO

        The following is a listing of each portfolio company investment, together referred to as our investment portfolio, at December 31, 2011. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options.

        On December 31, 2011, our board of directors valued our investment portfolio at fair value as determined in good faith using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. For more information relating to our investments, see our schedules of investments included in our financial statements appearing elsewhere in this prospectus.

Investment	Company Address	Principal Amount	Fair Value (in U.S. $)	Percent of Class
Debt Investments
Bank Debt(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
NCO Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, 2.5% LIBOR Floor, due 11/15/13	507 Prudential Road, Horsham, PA 19044	$705,163	695,761
Business Support Services
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	100 Carillon Parkway, St. Petersburg, FL 33716	$18,820,923	19,169,110
Commercial and Industrial Machinery and Equipment Rental and Leasing
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15 — (Netherlands)	AerCap House, Stationsplein 965, 1117 CE Schiphol, The Netherlands	$10,411,593	10,411,591
Communications Equipment Manufacturing
Mitel US Holdings, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 8/16/15	350 Legget Drive, Kanata, Ontario, Canada K2K 2W7	$9,951,762	9,230,260
Data Processing, Hosting, and Related Services
The Telx Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6.5%, 1.25% LIBOR Floor, due 9/22/17	1 State Street, 21st Floor, New York, New York 10004	$7,481,250	7,481,250
Electric Power Generation, Transmission and Distribution
La Paloma Generating Company, Residual Bank Debt Claim(3)	Park 80 West, 250 Pehle Avenue, Suite 105, Saddle Brook, NJ 07663	$1,830,453	51,436

Investment	Company Address	Principal Amount	Fair Value (in U.S. $)	Percent of Class
Electronic Shopping and Mail-Order Houses
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	2711 Centerville Road, Suite 400, Wilmington, Delaware 19808	$13,723,983	14,002,946
Grocery Stores
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 7.5%, 1.5% LIBOR Floor, due 12/28/15	22402 S. Basha Road, Chandler, AZ 85248	$15,000,000	15,262,500
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	90 Matawan Road, Suite 203, Matawan, NJ 07747	$289,734	283,940
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	90 Matawan Road, Suite 203, Matawan, NJ 07747	$4,600,740	4,508,724

Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing			4,792,664
Motion Picture and Video Industries
CKX Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	650 Madison Avenue, New York, New York 10022	$9,462,231	9,239,869
CKX Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	650 Madison Avenue, New York, New York 10022	$7,569,785	7,384,325

Total Motion Picture and Video Industries			16,624,194
Motor Vehicle Parts Manufacturing
Diversified Machine, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.75%, 1.5% LIBOR Floor, due 12/1/16	28059 Center Oaks Court, Wixom, MI 48393	$11,000,000	11,000,000
Other Financial Investment Activities
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	1200 17th Street, #1600, Denver, CO 80202	$19,338,970	6,252,927
Radio and Television Broadcasting
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16	3030 Andrita Street, Los Angeles, CA 90065	$2,713,867	2,648,734
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	3030 Andrita Street, Los Angeles, CA 90065	$16,453,486	16,700,288
Hubbard Radio, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%, 1.5% LIBOR Floor, due 4/29/18	3415 University Avenue, St .Paul, MN 55114	$500,000	497,500

Total Radio and Television Broadcasting			19,846,522

Investment	Company Address	Principal Amount	Fair Value (in U.S. $)	Percent of Class
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% Cash + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	19103 Gundle Road, Houston, TX 77073	$15,110,056	15,034,505
Scheduled Air Transportation
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(2)	77 West Wacker Drive, Chicago, IL 60601	$477,297	624,066
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(2)	77 West Wacker Drive, Chicago, IL 60601	$479,793	630,208
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(2)	77 West Wacker Drive, Chicago, IL 60601	$374,009	414,963
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(2)	77 West Wacker Drive, Chicago, IL 60601	$487,311	563,575
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(2)	77 West Wacker Drive, Chicago, IL 60601	$563,348	739,958
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16(2)	77 West Wacker Drive, Chicago, IL 60601	$4,594,240	5,014,613
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16(2)	77 West Wacker Drive, Chicago, IL 60601	$4,709,310	5,192,014

Total Scheduled Air Transportation			13,179,397
Software Publishers
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor, due 10/4/18	650 Massachusetts Avenue N.W., 6th Floor, Washington, DC 20001	$10,000,000	9,525,000
Support Activities for Mining
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	1001 Woodloch Forest Drive, Suite 610, The Woodlands, TX 77380	$228,803	228,803
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	1001 Woodloch Forest Drive, Suite 610, The Woodlands, TX 77380	$402,714	—

Total Support Activities for Mining			228,803
Wired Telecommunications Carriers
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 — (Bulgaria)(4)	115 I, Tsarigradsko Chaussee Blvd., Sofia, 1784, Bulgaria	€2,084,507	1,864,193
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	$1,564,438	1,332,380

Investment	Company Address	Principal Amount	Fair Value (in U.S. $)	Percent of Class
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 — (Netherlands) (4)	Prins Bernhardplein 200, 1097 JB Amsterdam, Netherlands	€4,927,730	4,167,407
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 — (Netherlands) (3),(4)	Prins Bernhardplein 200, 1097 JB Amsterdam, Netherlands	€4,736,002	3,686,069

Total Wired Telecommunications Carriers			11,050,049

Total Bank Debt (Cost $185,948,729)			183,838,915

Other Corporate Debt Securities
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	507 Prudential Road, Horsham, PA 19044	$9,655,000	9,172,250
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	507 Prudential Road, Horsham, PA 19044	$7,824,000	7,394,932

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services			16,567,182
Aerospace Product and Parts Manufacturing
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	10511 East Central, Wichita, KS 67206	$7,448,000	1,402,706
Architectural, Engineering, and Related Services
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	1750 Tysons Blvd., Suite 1300, McLean, VA 22102	$4,687,736	4,267,762
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15 (2),(5)	7 Kripes Rd., East Granby, CT 06026	$6,209,347	6,240,393

Total Architectural, Engineering, and Related Services			10,508,155
Data Processing, Hosting, and Related Services
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	9711 Washingtonian Boulevard, Gaithersburg, MD 20878	$1,170,000	1,094,874
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	1 State Street, 21st Floor, New York, New York 10004	$7,539,583	7,464,188

Total Data Processing, Hosting, and Related Services			8,559,062

Investment	Company Address	Principal Amount	Fair Value (in U.S. $)	Percent of Class
Full-Service Restaurants
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13(3)	5660 Katella Avenue, Suite 100, Cypress, CA 90630	$13,161,000	12,410,823
Gambling Industries
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	One Caesars Palace Drive, Las Vegas, NV 89109	$8,169,000	5,595,765
Metal and Mineral (except Petroleum) Merchant Wholesalers
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5)	13 West 54th Street Suite 4D, New York, NY, 10019-5422	$12,500,000	11,823,750
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	18444 Highland Road, Baton Rouge, LA 70809	$13,076,000	11,637,640

Total Metal and Mineral (except Petroleum) Merchant Wholesalers			23,461,390
Nonferrous Metal (except Aluminum) Production and Processing
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15(2),(5)	12 Masonic Avenue, Camden, NY 13316	$18,000,000	18,180,000
Oil and Gas Extraction
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	1500 CityWest Blvd., Suite 800, Houston, TX 77042	$1,342,000	853,848
Saratoga Resources, Inc., Senior Secured Notes, 12.5%, due 7/1/16	7500 San Felipe, Suite 675, Houston, Texas 77063	$4,000,000	4,080,000

Total Oil and Gas Extraction			4,933,848
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	2556 Wagener Road, Aiken, SC 29801	$18,536,000	11,134,946
Wired Telecommunications Carriers
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16(5)	7037 Old Madison Pike, Huntsville, AL 35806	$8,945,000	9,168,625
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 — (Netherlands) (3),(4),(5)	Prins Bernhardplein 200, 1097 JB Amsterdam, Netherlands	€20,523,306	1,330,013

Total Wired Telecommunications Carriers			10,498,638

Total Other Corporate Debt Securities (Cost $155,179,568)			123,252,515

Total Debt Investments (Cost $341,128,297)			307,091,430

Investment	Company Address	Principal Amount	Fair Value (in U.S. $)	Percent of Class
Equity Securities
Architectural, Engineering, and Related Services
Alion Science & Technology Corporation, Warrants(3)	1750 Tysons Blvd., Suite 1300, McLean, VA 22102	3,625	147,574	0.11%
ESP Holdings, Inc., 15% PIK, Preferred Stock(2),(5),(6)	7 Kripes Rd., East Granby, CT 06026	20,297	3,287,872	22.20%
ESP Holdings, Inc., Common Stock(2),(3),(5),(6)	7 Kripes Rd., East Granby, CT 06026	88,670	7,473,887	21.89%

Total Architectural, Engineering, and Related Services			10,909,333
Business Support Services
STG-Fairway Holdings, LLC, Class A Units(3),(5)	100 Carillon Parkway, St. Petersburg, FL 33716	80,396	1,669,278	0.86%
Data Processing, Hosting, and Related Services
Anacomp, Inc., Class A Common Stock(2),(3),(5),(7)	15378 Avenue of Science, San Diego, CA 92128	1,255,527	740,761	33.99%
Depository Credit Intermediation
Doral Financial Corporation, Common Stock(3)	1451 Franklin D. Roosevelt Ave., San Juan, PR 00920	1,077,795	1,030,372	0.85%
Electronic Shopping and Mail-Order Houses
Shop Holding, LLC, Class A Units(3),(5)	2711 Centerville Road, Suite 400, Wilmington, Delaware 19808	490,037	922,471	0.60%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	2711 Centerville Road, Suite 400, Wilmington, Delaware 19808	326,691	288,328	0.60%

Total Electronic Shopping and Mail-Order Houses			1,210,799
Industrial Machinery Manufacturing
GSI Group, Inc., Common Stock(3),(5)	1004 E. Illinois St., Assumption, IL 62510	143,869	1,471,780	1.69%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC, Class C Membership Interests(3),(5)	90 Matawan Road, Suite 203, Matawan, NJ 07747	33	15,704	0.04%
Nonferrous Metal (except Aluminum) Production and Processing
International Wire Group Holdings, Inc., Common Stock(2),(5),(6)	12 Masonic Avenue, Camden, NY 13316	1,979,441	30,077,606	20.95%
Nonmetallic Mineral Mining and Quarrying
EPMC HoldCo, LLC, Membership Units(2),(5),(6)	5850 Mercury Drive, Suite 250, Dearborn, MI 48126	1,312,720	5,264,007	13.13%

Investment	Company Address	Principal Amount	Fair Value (in U.S. $)	Percent of Class
Other Amusement and Recreation Industries
Bally Total Fitness Holding Corporation, Common Stock(3),(5)	8700 West Bryn Mawr Ave., Chicago, IL 60631	6,058	66,032	0.00%
Bally Total Fitness Holding Corporation, Warrants(3),(5)	8700 West Bryn Mawr Ave., Chicago, IL 60631	10,924	52,435	0.00%

Total Other Amusement and Recreation Industries			118,467
Radio and Television Broadcasting
Encompass Digital Media Group, Inc., Common Stock(3),(5)	3030 Andrita Street, Los Angeles, CA 90065	183,824	3,437,509	1.56%
Scheduled Air Transportation
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)(2),(5),(6)	77 West Wacker Drive, Chicago, IL 60601	35	467,137	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)(2),(5),(6)	77 West Wacker Drive, Chicago, IL 60601	35	458,665	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)(2),(5),(6)	77 West Wacker Drive, Chicago, IL 60601	46	686,303	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)(2),(5),(6)	77 West Wacker Drive, Chicago, IL 60601	40	612,589	100.00%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)(2),(5),(6)	77 West Wacker Drive, Chicago, IL 60601	35	498,602	100.00%
United N659UA-767, LLC (N659UA)(2),(5),(6)	77 West Wacker Drive, Chicago, IL 60601	224	2,274,815	100.00%
United N661UA-767, LLC (N661UA)(2),(5),(6)	77 West Wacker Drive, Chicago, IL 60601	217	2,205,523	100.00%

Total Scheduled Air Transportation			7,203,634
Semiconductor and Other Electronic Component Manufacturing
AIP/IS Holdings, LLC, Membership Units(3),(5)	9660 SW Herman Road, Tualatin, OR 97062	352	229,684	3.40%
Support Activities for Mining
DeepOcean Group Holding AS, Common Stock — (Norway)(3),(5)	Stoltenberggt. 1, Postboks 2144, Postterminalen, 5504, Haugesund, Norway	145,824	3,093,638	0.73%
Wired Telecommunications Carriers
Integra Telecom, Inc., Common Stock(3),(5)	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	1,274,522	5,364,708	1.27%
Integra Telecom, Inc., Warrants(3),(5)	1201 NE Lloyd Blvd., Suite 500, Portland, OR 97232	346,939	—	1.20%
NEF Kamchia Co-Investment Fund, LP Interest — (Cayman Islands)(3),(4),(5)	599 Lexington Avenue, 24th Floor, New York, NY 10022	2,455,500	31,826	0.51%

Total Wired Telecommunications Carriers			5,396,534

Total Equity Securities (Cost $132,663,069)			71,869,106

Total Investments (Cost $473,791,366)			378,960,536

Investment	Company Address	Principal Amount	Fair Value (in U.S. $)	Percent of Class
Cash and Cash Equivalents
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%, Collateralized by Freddie Mac UNNT		$3,343,399	$3,343,399
Cash Denominated in Foreign Currencies		CAD 15,078	14,764
Cash Denominated in Foreign Currencies		€3,357,119	4,351,161
Cash Denominated in Foreign Currencies		£35,597	55,329
Cash Held on Account at Various Institutions		$3,067,025	3,067,025

Total Cash and Cash Equivalents			10,831,678

Total Cash and Investments			$389,792,214

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Affiliated issuer — as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars.

(5)
Restricted security.

(6)
Investment is not a controlling position.

(7)
Issuer is a controlled company.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $177,185,947 and $216,916,444, respectively. Aggregate purchases includes investment assets received as payment in kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2011 was $308,737,044, or 79.21% of total cash and investments of the Company.

Swaps at December 31, 2011 were as follows:

Investment	Notional Amount	Fair Value
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$172,424

MANAGEMENT OF THE COMPANY

Board of Directors

        Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of three members, two of whom are not "interested persons" of our company or of TCP as defined in Section 2(a)(19) of the 1940 Act and are "independent," as determined by our board of directors, consistent with the rules of The NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors appoints our executive officers, who serve at the discretion of the board of directors. Our board of directors currently intends to appoint a fourth director, who will be an independent director, prior to the completion of this offering to comply with certain listing requirements of The NASDAQ Global Select Market. Information regarding our board of directors is as follows:

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Non-Interested Directors
Eric J. Draut 2951 28th Street, Suite 1000 Santa Monica, California 90405 1957	Director, Audit Committee Chair, Governance Committee Member and Joint Transactions Committee Member	2012; 2011 to present
			From 2011 to present, Director, Audit Committee Chairman, Governance Committee Member and Joint Transactions Committee Member. From 2001 to 2010 Mr. Draut was Executive Vice President, Chief Financial Officer and a Director of Unitrin Inc. (renamed Kemper Corporation in 2011). From 2006 to 2008, he was Treasurer and Director of Lutheran Social Services of Illinois. From 2008 to 2010, he was Chairman of the Board of Lutheran Social Services of Illinois. From 2007 to 2008, Mr. Draut was Co-Chair of the Finance Committee of the Executive Club of Chicago. From 2004 to present has been a member of the Steering Committee for the Office of Risk Management and Insurance Research at the University of Illinois at Urbana-Champaign. Also, from 2008 to present, Mr. Draut has been a Director of Intermec, Inc., where he currently also serves as Chairman of the Audit Committee.	2 RICs consisting of 1 Portfolio	Intermec, Inc. (Other Information Services)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Franklin R. Johnson 2951 28th Street, Suite 1000 Santa Monica, California 90405 1936	Director, Governance Committee Chair, Audit Committee Member and Joint Transactions Committee Member	2012; 2006 to present	Since inception, Director, and from 2011 Chairman of the Governance Committee, Audit Committee Member and Joint Transactions Committee Member. Mr. Johnson currently serves on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also serves as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by TCP. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice.	2 RICs consisting of 1 Portfolio	Reliance Steel & Aluminum Co. (Metal Fabrication)
Interested Directors†
Howard M. Levkowitz 2951 28th Street, Suite 1000 Santa Monica, California 90405 1967	Director and Chief Executive Officer	2012; 2006 to present
			Since inception, Mr. Levkowitz has been a Director and the President of the Company. In 2012, Mr. Levkowitz became Chief Executive Officer and was succeeded as President, a position he held from inception through February 2012, by Rajneesh Vig. Mr. Levkowitz serves as President of six other funds managed by TCP, and is Chairman of TCP's Management Committee. From 1999 to 2004 he was a Portfolio Manager at TCP. From 2005 to present, he has been a Managing Partner at TCP.	6 RICs consisting of 4 Portfolios	None.
Executive officers who are not directors
Paul L. Davis 2951 28th Street, Suite 1000 Santa Monica, California 90405 1973	Chief Financial Officer	N/A; 2008 to present
			Mr. Davis has been the Chief Financial Officer of the Company since 2008. From 2004 to August 2008, Mr. Davis was Chief Compliance Officer and Vice President of Finance at TCP; from August 2010 to present, he has been Chief Financial Officer of TCP and Mr. Davis is Chief Financial Officer of six other funds managed by TCP.	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor-Advised Registered Investment Companies ("RICs") Consisting of Investment Portfolios ("Portfolios") Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Elizabeth Greenwood 2951 28th Street, Suite 1000 Santa Monica, California 90405 1963	Secretary and Chief Compliance Officer	N/A; 2007 to present as Secretary; 2008 to present as Chief Compliance Officer	Ms. Greenwood became Secretary of the Company in 2007 and Chief Compliance Officer of the Company in 2008. From 2005 to 2006, she was General Counsel and Chief Compliance Officer at Strome Investment Management, LLC; from 2007 to 2008, she was Associate General Counsel at TCP; from 2008 to present, she has been General Counsel of TCP; from August 2008 to present, she has been Chief Compliance Officer of TCP and Ms. Greenwood is Secretary and Chief Compliance Officer of six other funds managed by TCP.	N/A	N/A
Todd R. Gerch 2951 28th Street, Suite 1000 Santa Monica, California 90405 1976	Chief Operating Officer	N/A; commencing upon completion of this offering
			Upon completion of this offering, it is anticipated that Mr. Gerch will become Chief Operating Officer of the Company. Mr. Gerch has been a Managing Director at TCP since 2009. Mr. Gerch has been an investment professional at TCP since 2004. From 2010 to present, Mr. Gerch has been a director for Gateway Casinos & Entertainment Limited. From 2009 to present, he has been the Chairman of Revere Industries, LLC.	N/A	N/A
Rajneesh Vig 2951 28th Street, Suite 1000 Santa Monica, California 90405 1971	President	2012 to present
			In 2012, Mr. Vig became President of the Company. Since 2011, Mr. Vig has been a Managing Partner of TCP. From 2009 to 2010, he was a Partner of TCP. From 2006 to 2008, he was a Managing Director of TCP. Since 2007, Mr. Vig has been a Director of Dialogic Inc., and its predecessor entity, Dialogic Corporation.	N/A	N/A

*
For purposes of this chart, "RICs" refers to registered investment companies and "Portfolios" refers to the investment programs of the Funds. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

**
Directorships disclosed under this column do not include directorships disclosed under the column "Principal Occupation(s) During Past Five Years."

†
Mr. Levkowitz is an "interested person" (as defined in the 1940 Act) of the Company by virtue of his current position with the Advisor.

Biographical information

        The board of directors has adopted procedures for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The board believes that each director satisfied, at the time he or she was initially elected or appointed a director, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular director was and continues to be qualified to serve as a director, the board has considered a variety of criteria, none of which, in isolation, was controlling. The board believes that, collectively, the directors have balanced and diverse experience, skills, attributes and qualifications, which allow the board to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TCP and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as directors. Each director's ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the board's conclusion that the director should serve as a director of the Company, is provided in below, in "Biographical Information."

        Our directors have been divided into two groups — interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. Howard M. Levkowitz is an interested director by virtue of his employment with TCP. In part because the Company is an externally-managed investment company, the board believes having an interested chairperson that is familiar with the Company's portfolio companies, its day-to-day management and the operations of TCP, greatly enhances, among other things, its understanding of the Company's investment portfolio, business, finances and risk management efforts. In addition, the board believes that Mr. Levkowitz's employment with TCP allows for the efficient mobilization of TCP's resources at the board's behest and on its behalf. The board of directors does not have a lead independent director. The board of directors believes its relatively small size and the composition and leadership of its committees allow each director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

Director Independence

        On an annual basis, each member of our board of directors is required to complete an independence questionnaire designed to provide information to assist the board of directors in determining whether the director is independent. Our board of directors has determined that each of our directors, other than Mr. Levkowitz, is independent under the 1940 Act.

Interested director

        Howard M. Levkowitz:    Mr. Levkowitz is Chief Executive Officer of the Company. Mr. Levkowitz serves as President of several TCP advised funds, including its Opportunity Funds, and is Chairman of TCP's Management Committee. The board benefits from Mr. Levkowitz's experience at TCP and his intimate knowledge of the decision process used by TCP's Investment Committee. In addition to overseeing the Company, Mr. Levkowitz has served as a director of both public and private companies and has served on a number of formal and informal creditor committees. The board also benefits from Mr. Levkowitz's past experience as an attorney specializing in real estate and insolvencies with Dewey Ballantine. Mr. Levkowitz received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton

School, and a J.D. from the University of Southern California. Mr. Levkowitz's current service as Chief Executive Officer and longstanding service as director and president of the Company, President of other TCP advised funds, and Chairman of TCP's Management Committee provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

Independent directors

        Eric Draut:    Mr. Draut is a Director, Chairman of the Company's Audit Committee, member of the Governance Committee and member of the Joint Transactions Committee. The Board benefits from Mr. Draut's nearly thirty year career in accounting. Mr. Draut recently completed a twenty year career at Unitrin, Inc. (renamed Kemper Corporation in 2011) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Unitrin, Inc. as Group Executive, Treasurer and Corporate Controller. Unitrin, Inc. currently owns 13.5% of the Company's common shares outstanding. Prior to joining Unitrin, Inc., Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career as an Audit Manager at Coopers and Lybrand. Mr. Draut is a Certified Public Accounting, received an M.B.A. in finance and operations from J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Mr. Draut currently serves as a Director and Chairman of the audit committee of Intermec, and volunteers with Lutheran Social Services of Illinois where he was recently Chairman of the Board of Directors and currently serves as Treasurer of its Board of Directors. Mr. Draut's knowledge of financial and accounting matters, and his independence from the Company and the Advisor, qualifies him to serve as a member of the Company's Audit Committee.

        Franklin R. Johnson:    Mr. Johnson is a Director and Chairman of the Company's Governance Committee, member of the Audit Committee and a member of the Joint Transactions Committee. Mr. Johnson has a wealth of leadership, business and financial experience. He currently serves on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also serves as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by TCP. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice. Mr. Johnson's knowledge of financial and accounting matters qualifies him to serve as the Chairman of the Company's Audit Committe.

Executive officers who are not directors

        Paul L. Davis:    Mr. Davis is the Chief Financial Officer of the Company. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

        Elizabeth Greenwood:    Ms. Greenwood is the Secretary and Chief Compliance Officer of the Company. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. ("Strome"). Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd., and began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

        Todd R. Gerch:    Upon completion of this offering, it is anticipated that Mr. Gerch will become Chief Operating Officer of the Company. Mr. Gerch has been a Managing Director at TCP since 2009 and an investment professional at TCP since 2004. Mr. Gerch has been a director for Gateway Casinos & Entertainment Limited since 2010. Mr. Gerch has also been the Chairman of Revere Industries, LLC since 2009. Prior to joining TCP, Mr. Gerch worked in the Capital Markets Group of Ares Management where he focused on investments in the gaming/lodging/leisure, aerospace and defense, and automotive industries. He also worked as a generalist in investment banking at Credit Suisse First Boston where he was involved in mergers and acquisitions advisory, restructurings, and equity and debt financings across various industries. Mr. Gerch has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. (high honors) from the University of Notre Dame in Finance and Business Economics.

        Rajneesh Vig:    Mr. Vig is President of the Company. Since 2011, Mr. Vig has been a Managing Partner of TCP. From 2009 to 2010, he was a Partner of TCP. From 2006 to 2008, he was a Managing Director of TCP. Prior to joining TCP, Mr. Vig worked for Deutsche Bank in New York as a member of the bank's Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group, and he began his career in Arthur Andersen's Financial Markets/Capital Markets group. He currently serves on the board of Dialogic and is a board observer for GSI Group. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

Committees of the Board of Directors

        Our board of directors currently has three committees: an Audit Committee, a Governance Committee and a Joint Transaction Committee.

        Audit Committee.    The Audit Committee operates pursuant to a charter approved by our board of directors and met two times during the fiscal year ended December 31, 2011. Following the completion of this offering, the Audit Committee intends to hold regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent accountants, financial and senior management and the Board, and overseeing our compliance with legal and regulatory requirements. The Audit Committee is presently composed of Messrs. Draut (Chairperson) and Johnson, both of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. Our board of directors has determined that each member of our Audit Committee is an "audit committee financial expert" as defined under

Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an "interested person" of the Company or of TCP as defined in Section 2(a)(19) of the 1940 Act.

        Joint Transaction Committee.    The Joint Transaction Committee is comprised of Messrs. Draut and Johnson, met 8 times during the fiscal year ended December 31, 2011 and operates to approve the allocation of certain private placement transactions in which we participate with the Other Advisor Accounts in accordance with our exemptive order obtained from the SEC. See "— Exemptive Order" below.

        Governance Committee.    The Governance Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Governance Committee, including making nominations for the appointment or election of independent directors, personnel training policies and administering the provisions of the code of ethics applicable to the independent directors. The Governance Committee consists of Messrs. Draut and Johnson (Chairperson), both of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards.

        The Governance Committee will seek to identify individuals to serve on the board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the board will be better suited to fulfill its responsibility of overseeing the Company's activities. In so doing, the Governance Committee will review the size of the board and the knowledge, experience, skills, expertise and diversity of the directors in light of the issues facing the Company in determining whether one or more new directors should be added to the board.

        Compensation Committee.    We do not and will not have a compensation committee because our executive officers will not receive any direct compensation from us. However, the compensation payable to our Advisor pursuant to the investment management agreements is separately approved by a majority of our independent directors in accordance with Nasdaq Rule 5605(d).

        Day-to-day risk management with respect to the Company is the responsibility of TCP or other service providers (depending on the nature of the risk) subject to the supervision of TCP. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by TCP and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the board's general oversight of the Company and is addressed as part of various board and committee activities. The board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for TCP, as appropriate, regarding risks faced by the Company and management's or the service provider's risk functions. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company's activities and associated risks. Our Chief Compliance Officer oversees the implementation and testing of the Company's compliance program and reports to the board regarding compliance matters for the Company and its service providers. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation of Directors

        The Company is authorized to pay each independent director the following amounts for serving as a director: (i) $50,000 a year; (ii) $5,000 for each meeting of the board of directors or a committee thereof physically attended by such director; (iii) $5,000 for each regular meeting of the board of directors or a committee thereof attended via telephone by such director; and (iv) $1,000 for each special meeting of the board of directors or a committee thereof attended via telephone by such director. The Chairman of the Audit Committee receives an additional $5,000 per year. Each director will also be entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the board of directors and any committee thereof.

Equity securities owned by directors

        The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2011. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Company(1)
Interested Director:
Howard M. Levkowitz	Over $100,000
Independent Directors:
Eric Draut(2)	Over $100,000
Franklin R. Johnson	None

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
Mr. Draut has a capital commitment of $750,000 in Tennenbaum Opportunities Fund VI, LLC, a fund advised by the Advisor. Such interest is less than one percent of the class of securities.

Staffing and Compensation

        We do not currently have any employees and do not expect to have any employees. Accordingly, none of our officers will receive direct compensation from us. Services necessary for our business are provided by TCP and the Administrator, pursuant to the terms of the investment management agreements and the administration agreement. Each of our executive officers described under "Management" is an employee of TCP and the Administrator. Our day-to-day investment operations are managed by TCP. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by TCP. TCP's investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See "Management of the Company — Investment Management Agreements." In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the Administrator's cost for the administrative activities of persons who serve as our officers and their respective staffs. To the extent that the Administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Administrator. See "Management of the Company — Administration Agreement."

Conflicts of Interest

        We have entered into investment management agreements with TCP and an administration agreement with the Administrator. Our executive officers hold equity interests in TCP. In addition, TCP and its affiliates, employees and associates currently do and in the future may manage Other Advisor Accounts. Other Advisor Accounts invest in assets that are also eligible for purchase by us. Our investment policies, compensation arrangements and other circumstances may vary from those of Other Advisor Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and Other Advisor Accounts. In general, except as described below, TCP and its affiliates will allocate investment opportunities pro rata among us and Other Advisor Accounts

(assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available and under management by TCP and its affiliates. Allocation of certain investment opportunities in orginated private placements is subject to independent director approval pursuant to the terms of the co-investment exemptive order applicable to us and described below. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more Other Advisor Accounts desire to sell it. TCP and its affiliates intend to allocate investment opportunities to us and Other Advisor Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of us and the Other Advisor Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by us or the availability or size of a particular investment purchased or sold by us.

        Pursuant to the administration agreement, the Administrator will furnish us with the facilities and administrative services necessary to conduct its day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, the Administrator will assist us in connection with the determination and publishing of their respective net asset values, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will reimburse the Administrator for its allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement. See "Management of the Company — Administration Agreement." This contract may be terminated by us or the Administrator without penalty upon 60 days' written notice to the other.

        We have entered into a license agreement with TCP under which TCP has granted to us a non-exclusive, personal, revocable worldwide non-transferable license to use the TCP trade name and service mark, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we will not be charged a fee for our use of the trade name and service mark Tennenbaum. The license agreement is terminable either in its entirety or with respect to us by TCP at any time in its sole discretion upon 60 days prior written notice. Other than with respect to the limited rights contained in the license agreement, we have no right to use, or other rights in respect of, the TCP name and mark.

Exemptive Order

        TCP and we believe that, in certain circumstances, it may be in our best interests to be able to co-invest with registered and unregistered funds managed now or in the future by TCP and its affiliates in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations would permit us to co-invest with registered and unregistered funds that are affiliated with TCP in publicly traded securities and also in private placements where (i) TCP negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). Such regulations and interpretations also permit us to co-invest in other private placements with registered investment funds affiliated with TCP in certain circumstances, some of which would require certain findings by our independent directors and the independent directors of each other eligible registered fund. However, current SEC regulations and interpretations would not permit co-investment by us with unregistered funds affiliated with TCP in private placements where TCP negotiates non-pricing terms such as covenants, collateral and management rights. Accordingly, under current SEC regulations, in the absence of an exemption we may be prohibited from co-investing in certain private placements with any unregistered fund or account managed now or in the future by TCP or its affiliates.

        TCP and the funds managed by TCP have received an exemption from such regulations. Under the SEC order granting such exemption, each time TCP proposes that an unregistered fund or registered fund acquire private placement securities that are suitable for us, TCP will prepare a recommendation as to the proportion to be allocated to us taking into account a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations. Our independent directors will review the proposed transaction and may authorize co-investment by us of up to our pro rata amount of such securities based on our total available capital if a majority of them conclude that: (i) the transaction is consistent with our investment objective and policies; (ii) the terms of co-investment are fair to us and our stockholders and do not involve overreaching; and (iii) participation by us would not disadvantage us or be on a basis different from or less advantageous than that of the participating unregistered accounts and other registered funds. The directors may also approve a lower amount or determine that we should not invest. The directors may also approve a higher amount to the extent that other accounts managed by TCP decline to participate. In addition, follow-on investments and disposition opportunities must be made available in the same manner on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where we, on the one hand, or any other account advised by TCP or an affiliate, on the other hand, already hold securities of the issuer.

        TCP and its affiliates may spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account with us or any investor us, financial advisory services (including services for entities in which we invest), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act, TCP and its affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which we invest in connection with actual or contemplated investments, and TCP may receive fees and other compensation in connection with structuring investments which they will share.

        TCP and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, us. Affiliates and employees of TCP are equity investors in us.

Control Persons and Principal Stockholders

        The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group. As of the date of this prospectus, all directors and officers as a group owned less than 1% of the outstanding common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Prior to Completion of the Offering	Percent of Class After Completion of the Offering(s)(1)
Common Stock	Kemper Corporation(2) One East Wacker Drive, Tenth Floor Chicago, IL 60601	2,117,786	13.5%	9.9%
Common Stock	Massachusetts Mutual Life Insurance Company(3) 1500 Main Street, 22nd Floor Springfield, MA 01115	1,603,372	10.2%	7.5%
Common Stock	Merkin, Dick, Dr.(4) 3115 Ocean Front Walk, Suite 301 Marina del Rey, CA 90292	1,243,670	7.9%	5.8%
Common Stock	Metzler Strategic Investments PLC 1 Guild Street International Financial Services Centre Dublin 1, Ireland	1,058,894	6.7%	4.9%
Common Stock	PRA Professional Liability Group, Inc. 100 Brookwood Place Birmingham, AL 35209	1,058,894	6.7%	4.9%
Common Stock	Samsung Fire & Marine Insurance Co., Ltd. 20th Fl., Samsung Insurance Bldg. 87, Euljiro 1 Ga, Choong-Ku Seoul, Korea 100-191	847,115	5.4%	3.9%
Common Stock	AXA Investment Managers(5) 100, Esplanade du General de Gaulle 92932 Paris La Defence Cedex France	847,115	5.4%	3.9%

(1)
Not including amounts that our directors, officers, employees, business associates and related persons may purchase under the Reserved Share Program.

(2)
Trinity Universal Insurance Company owns 741,225 shares, United Insurance Company of America owns 741,225 shares and Kemper Pension Trust owns 635,336 shares; each of which are subsidiaries of Kemper Corporation and each are located at One East Wacker Drive, Tenth Floor, Chicago, IL 60601.

(3)
Massachusetts Mutual Life Insurance Company, parent of Babson Capital Management, LLC, owns 1,603,372 shares and is located at 1500 Main Street, 22nd Floor, Springfield, MA 01115.

(4)
Central Valley Administrators, Inc. owns 189,984 shares, Heritage New York Medical Group owns 127,067 shares, Heritage Provider Network, Inc. owns 674,618 shares, Oasis Independent Medical Associates, Inc. owns 214,189 shares and Wells Fargo Bank, N.A. FBO Merkin, Richard DIR IRA owns 37,812; each of which are affiliates of Merkin, Richard, Dr. and each are located at 3115 Ocean Front Walk, Suite 301, Marina del Rey, CA 90292. Wells Fargo Securities, LLC and its affiliates disclaim beneficial ownership of the shares held by Mr. Merkin through his IRA.

(5)
Matignon Titrisation FCP owns 550,625 shares and Souverain Titrisation FCP owns 296,490 shares; each of which are subsidiaries of AXA Investment Managers and each are located at 100, Esplanade du General de Gaulle, 92932 Pris La Defence Cedex, France.

The Advisor

        TCP will serve as our investment advisor. TCP is registered as an investment advisor under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, TCP will manage the day-to-day operations of, and provide investment advisory and management services to, the Company. The address of TCP is 2951 28th Street, Suite 1000, Santa Monica, CA 90405.

        Certain employees and affiliates of TCP, including the voting members of the Investment Committee, as well as members of the TCP Board of Advisors, own an economic interest in the General Partner and will receive from the General Partner distributions that will equal approximately the amount of any incentive compensation attributable to any common stock owned by such persons. Under the terms of the Amended and Restated Limited Partnership Agreement, distributions of incentive compensation to the General Partner are made prior to any distributions made to holders of our common stock.

Investment Committee

        The persons with the most significant responsibility for the day-to-day management of the Company's portfolio are the Voting Members of the Investment Committee. Upon completion of this offering, the Voting Members of the Investment Committee will be Todd R. Gerch, Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Michael E. Tennenbaum and Rajneesh Vig. Each of the Voting Members are members of the Investment Committee. Additionally, David A. Hollander and approximately 25 others are non-voting members of the Investment Committee. The number of Voting Members and non-voting members of the Investment Committee is subject to increase or decrease in the sole discretion of TCP.

Voting Members

        Todd R. Gerch:    Upon completion of this offering, it is anticipated that Mr. Gerch will become Chief Operating Officer of the Company. Mr. Gerch has been a Managing Director at TCP since 2009 and an investment professional at TCP since 2004. Mr. Gerch has been a director for Gateway Casinos & Entertainment Limited since 2010. Mr. Gerch has also been the Chairman of Revere Industries, LLC since 2009. Prior to joining TCP, Mr. Gerch worked in the Capital Markets Group of Ares Management where he focused on investments in the gaming/lodging/leisure, aerospace and defense, and automotive industries. He also worked as a generalist in investment banking at Credit Suisse First Boston where he was involved in mergers and acquisitions advisory, restructurings, and equity and debt financings across various industries. Mr. Gerch has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. (high honors) from the University of Notre Dame in Finance and Business Economics.

        Mark K. Holdsworth:    Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high yield debt securities investment banking firm. He also worked as a generalist in corporate finance at Salomon Brothers, Inc., and as an Associate at a real estate advisory firm. Mr. Holdsworth currently serves as Chief Executive Officer of certain other TCP-advised funds, Chairman of WinCup, Inc., Vice Chairman of EP Management Corporation and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

        Michael E. Leitner:    Prior to joining TCP in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications. Prior to that, he served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH. Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan

        Howard M. Levkowitz:    Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. Mr. Levkowitz serves as President of TCP's Opportunity Funds and is Chairman of TCP's Management Committee. He has served as a director of both public and private companies. He has also served on a number of formal and informal creditor committees. Mr. Levkowitz will serve as Chairman and Chief Executive Officer of the Company. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from The Wharton School, and a J.D. from the University of Southern California.

        Michael E. Tennenbaum:    Prior to founding TCP, Mr. Tennenbaum was a senior executive at Bear Stearns Company Inc., where he managed various departments, including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum serves on the boards of a number of both public and private companies and charitable institutions, including the Boys & Girls Clubs of America, the Los Angeles World Affairs Council, the Los Angeles Philharmonic Board of Overseers, the UCLA School of Medicine Board of Visitors, the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA, the Committee on University Resources (COUR) at Harvard University, the Georgia Institute of Technology Foundation, Inc., and the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. He holds a B.S. in Industrial Engineering from Georgia Institute of Technology and an M.B.A. from Harvard Business School.

        Rajneesh Vig:    Prior to joining TCP, Mr. Vig worked for Deutsche Bank in New York as a member of the bank's Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group, and he began his career in Arthur Andersen's Financial Markets/Capital Markets group. He currently serves on the board of Dialogic and is a board observer for GSI Group. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

Certain Non-Voting Members

        David A. Hollander:    Prior to joining TCP, Mr. Hollander was an attorney for 16 years at O'Melveny & Myers where he specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. He currently focuses on the firm's private placements and restructurings. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics with highest honors from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School where he was an Associate Editor of the Stanford Law Review.

        The voting members of the TCP Investment Committee for each Other Advisor Account are primarily responsible for the day-to-day management of such other Advisor Account.

Messrs. Holdsworth, Leitner, Levkowitz, Vig and Tennenbaum are voting members of the Investment Committee for a majority of the Other Advisor Accounts. Mr. Hollander is a voting member of the Investment Committee for two of the Other Advisor Accounts. The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

        Material conflicts of interest that may arise in connection with the Voting Members' management of the Company's investments, on the one hand, and the investments of the Other Advisor Accounts, on the other. See "Risk Factors — If TCP is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, TCP may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns."

        Each Voting Member receives a fixed salary from TCP. Additionally, each Voting Member receives fixed periodic distributions from TCP. Further, each Voting Member receives periodic pro rata distributions of any profits of TCP based on his equity interest therein. Such distributions include performance fees paid to TCP by the other registered investment companies that pay performance fees. Performance allocations from the other registered investment companies that are limited partnerships, or the LPs, are paid to the general partner of the LPs, or the GP. Performance allocations from the other pooled investment vehicles are paid to the GP or TCP. Each Voting Member receives periodic pro rata distributions of any profits of the GP or TCP, based on his equity interests therein and his common equity interest in certain funds managed by TCP, including us. Each Voting Member is also eligible for a discretionary bonus paid by TCP based on an assessment by TCP of the Voting Member's relative contribution to the TCP's overall activities.

        The dollar range of equity securities in the Company beneficially owned at December 31, 2011 by each person who, upon completion of this offering, will be a Voting Member is as follows:

Todd R. Gerch	$10,001 – $50,000
Mark K. Holdsworth	$500,001 – $1,000,000
Michael E. Leitner	None
Howard M. Levkowitz	$500,001 – $1,000,000
Michael E. Tennenbaum	Over $1,000,000
Rajneesh Vig	None

Investment Management Agreements

        The Holding Company and the Operating Company, in connection with our conversion into a BDC, have entered into separate but substantially identical investment management agreements with TCP, under which TCP, subject to the overall supervision of our respective boards of directors, manages the day-to-day operations and provides investment advisory services to the Holding Company and the Operating Company. In addition, pursuant to the Amended and Restated Limited Partnership Agreement, the General Partner directs and executes the day-to-day operational activities of the Operating Company. For providing these services, TCP receives a base management fee and, in addition, TCP or the General Partner may receive incentive compensation.

        The base management fee is currently paid by the Operating Company to TCP and the incentive compensation, if any, is paid by the Operating Company to the General Partner or TCP. The Holding Company, therefore, indirectly bears these amounts, which are reflected in our consolidated financial statements. If the Operating Company is terminated or for any other reasons incentive compensation is not paid by the Operating Company, such amounts will be paid directly by the Holding Company to TCP pursuant to its investment management agreement with TCP.

        Under the terms of our investment management agreements, TCP will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

  •
  close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

        TCP's services under the investment management agreements are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

        Pursuant to our investment management agreements, we will pay TCP compensation for investment advisory and management services consisting of base management compensation and a two-part incentive compensation.

        Management Fee.    The base management fee will be calculated at an annual rate of 1.5% of the Holding Company's total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the base management fee, "total assets" is determined without deduction for any borrowings or other liabilities. For the first calendar quarter (or portion thereof) of our operations as a BDC, the base management fee will be calculated based on the initial value of our total assets (excluding cash and cash equivalents) as of a date as close as practicable to the Conversion. Beginning with our second calendar quarter of operations as a BDC, the base management fee will be calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The base management fee for any partial quarter will be appropriately pro rated.

        Incentive Compensation.    We will also pay incentive compensation to TCP or the General Partner. Under the investment management agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation will be incurred until after January 1, 2013.

        Beginning January 1, 2013, the incentive compensation will equal the sum of (1) 20% of all ordinary income since that date and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since that date, with each component being subject to a total return requirement of 8% of contributed common equity. The incentive compensation initially will be an equity allocation to the General Partner under the Amended and Restated Limited Partnership Agreement. If the Operating Company is terminated or for any other reasons incentive compensation is not distributed by the Operating Company, it would be paid pursuant to the investment management agreement between the Holding Company and TCP. Also upon election of BDC status, the Holding Company will terminate the Co-Management Agreement among the Holding Company, TCP and Babson, or the Co-Management Agreement, and, as a consequence, Babson will no longer be a co-advisor of the Funds. Babson's fees are paid by TCP and the General Partner and not by the Company. As a consequence, Babson's termination as co-advisor will not affect the amount of compensation borne by the Company.

        The incentive compensation will have two components, ordinary income and capital gains. Each component will be payable or distributable quarterly in arrears (or upon termination of TCP as the investment manager or the General Partner as the general partner of the Operating Company, as of the termination date) beginning January 1, 2013 and calculated as follows:

        Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we will not be obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if our cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. The incentive compensation we would pay under the new arrangements will be subject to a total return limitation. That is, no incentive compensation will be paid if our cumulative annual total return is less than 8% of our average contributed common equity. If our cumulative annual total return is above 8%, the total cumulative incentive compensation we pay will not be more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeds the 8% annual rate.

        Subject to the above limitation, the ordinary income component will be the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

        Subject to the above limitation, the capital gains component will be the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation will be measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component will be paid or distributed in full prior to payment or distribution of the ordinary income component.

        For purposes of the foregoing computations and the total return limitation, the following definitions apply:

  •
  "cumulative" means amounts for the period commencing January 1, 2013 and ending as of the applicable calculation date.

  •
  "contributed common equity" means the value of net assets attributable to our common stock as of December 31, 2012 plus the proceeds to us of all issuances of common stock less (A) offering costs of any of our securities or leverage facilities, (B) all distributions by us representing a return of capital and (C) the total cost of all repurchases of our common stock by us, in each case after December 31, 2012 and through the end of the preceding calendar quarter in question, in each case as determined on an accrual and consolidated basis.

  •
  "ordinary income before incentive compensation" means our interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) during the period, (i) minus our operating expenses during the period (including the base management fee, expenses payable under the administration agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock), (ii) plus increases and minus decreases in net assets not treated as components of income, operating expense, gain, loss, appreciation or depreciation and not treated as contributions or distributions in respect of common equity, and (iii) without reduction for any incentive compensation and any organization or offering costs, in each case determined on an accrual and consolidated basis.

  •
  "total return" means the amount equal to the combination of ordinary income before incentive compensation, realized capital gains and losses and unrealized capital appreciation and depreciation of the Company for the period, in each case determined on an accrual and consolidated basis.

        If our total return does not exceed the total return limitation, the limitation will not have the effect of eliminating the possibility of paying such incentive compensation, but rather will postpone any incentive compensation until our cumulative annual total return exceeds the 8% threshold. The nature of the total return limitation may also make it easier for TCP to earn incentive compensation in higher interest rate environments or if the Funds' net asset value has increased.

Total Return Limitation
(based on cumulative annual total return)

Percentage of ordinary income
and net realized capital gain
separately payable at various
levels of total return.

        The financial highlights in the notes to our financial statements will include a calculation of total return based on the change in the market value of our shares. The financial highlights in the notes to our financial statements may also include a calculation of total return based on the change in our net asset value from period to period. The total return limitation for purposes of the incentive compensation calculations is based on the stated elements of return: ordinary income before incentive compensation, realized capital gain and loss and unrealized capital appreciation and depreciation. It differs from the total return based on the market value or net asset value of our shares in that it is a cumulative measurement that is compared to our daily weighted-average contributed common equity rather than a periodic measurement that is compared to our net asset value or market value, and in that it excludes incentive compensation.

Examples of Incentive Compensation Calculation

Example 1: Income Portion of Incentive Compensation:

Assumptions

  •
  Total return limitation(1) = 8%

  •
  Management fee(2) = 1.5%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 1%

Alternative 1

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 11.5%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income-(management fee + other expenses)) = 9%

  •
  cumulative annual total return = 7%

  •
  prior ordinary income incentive compensation = 0%

    Cumulative total return does not exceed total return limitation, therefore there is no income incentive compensation.

(1)
Represents 8.0% annualized total return limitation.

(2)
Represents 1.5% annualized management fee, assuming no liabilities.

(3)
Excludes organizational and offering costs.

Alternative 2

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 11%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income-(management fee + other expenses)) = 8.5%

  •
  cumulative annual total return = 9.5%

  •
  prior ordinary income incentive compensation = 0%

    Cumulative ordinary income before incentive compensation is positive and the cumulative total return exceeds the total return limitation, therefore there is income incentive compensation.

    Income incentive compensation = ((20% × ordinary income before incentive compensation) but not more than ((100% × (cumulative total return up to 10%-8% total return limitation)) + (20% × cumulative total return above 10%)))

      = ((20% × 8.5%) or, if less, ((100% × (9.5%-8%) + (20% × 0%)))

      = 1.7% or, if less, 1.5%

      = 1.5%

Alternative 3

Additional Assumptions

  •
  cumulative gross ordinary income (including interest, dividends, fees, etc.) = 15.5%

  •
  cumulative ordinary income before incentive compensation (gross ordinary income-(management fee + other expenses)) = 13%

  •
  cumulative annual total return = 18%

  •
  prior ordinary income incentive compensation = 1%

    Cumulative ordinary income before incentive compensation is positive and cumulative total return exceeds the total return limitation, therefore there is income incentive compensation.

    Income incentive compensation = ((20% × ordinary income before incentive compensation) but not more than ((100% × (cumulative total return up to 10%-8% total return limitation)) + (20% × cumulative total return above 10%))), less income incentive compensation previously paid

      = ((20% × 13%) or, if less, ((100% × (10%-8%) + (20% × (18%-10%)))-1%

      = (2.6% or, if less, ((2% + (20% × 8%)))-1%

      = (2.6% or, if less, (2% + 1.6%))-1%

      = (2.6% or, if less, 3.6%)-1%

      = 1.6%

    Note that due to the priority of capital gains compensation over ordinary income compensation, had the 5%(4) of cumulative unrealized capital gains been realized, the capital gains incentive compensation would have been 1% (i.e. 20% × 5%) and would have reduced ordinary income compensation from 1.6% to 0.6%. Further, if there had been 1.6% or more of prior capital gains compensation, the ordinary income compensation payment would have been zero.

(4)
5% of cumulative unrealized capital gains = 18% cumulative annual total return — 13% cumulative ordinary income before incentive compensation

Example 2: Capital Gains Portion of Incentive Compensation:

Alternative 1:

Assumptions

  •
  Year 1:    $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B").

  •
  Year 2:    Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million. Cumulative annual total return of 40%.

  •
  Year 3:    FMV of Investment B determined to be $25 million. Cumulative annual total return of 15%.

  •
  Year 4:    Investment B sold for $31 million. Cumulative annual total return of 10%.

        The capital gains portion of the incentive compensation would be:

  •
  Year 1:    None

  •
  Year 2:    Capital gains incentive compensation of $6 million ($6 million = $30 million realized capital gains on sale of Investment A multiplied by 20% and total return limitation satisfied)

  •
  Year 3:    None; no realized capital gains.

  •
  Year 4:    Capital gains incentive compensation of $0.2 million ($31 million cumulative realized capital gains multiplied by 20%, less $6 million of capital gains incentive compensation paid in year 2 and total return limitation satisfied)

Alternative 2

Assumptions

  •
  Year 1:    $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2:    Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million. Cumulative annual total return of 15%.

  •
  Year 3:    FMV of Investment B determined to be $27 million and Investment C sold for $30 million. Cumulative annual total return of 7%.

  •
  Year 4:    FMV of Investment B determined to be $35 million. Cumulative annual total return of 20%.

  •
  Year 5:    Investment B sold for $40 million. Cumulative annual total return of 20%.

        The capital gains portion of the incentive compensation would be:

  •
  Year 1:    None

  •
  Year 2:    Capital gains incentive compensation of $5 million; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B, and the total return limitation is satisfied)

  •
  Year 3:    None as the total return limitation is not satisfied

  •
  Year 4:    Capital gains incentive compensation of $2 million ($35 million cumulative realized capital gains (including $5 million of realized capital gains from year 3 at a time when the total return limitation was not satisfied and no cumulative unrealized capital depreciation) multiplied by 20%, less $5 million capital gains incentive compensation paid in year 2, and the total return limitation is satisfied).

  •
  Year 5:    Capital gains incentive compensation of $2 million ($45 million cumulative realized capital gains multiplied by 20%, less $7 million in capital gains incentive compensation paid in years 2 and 4, and the total return limitation is satisfied).

Payment of our expenses

        All investment professionals and staff of TCP, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services (including health insurance, 401(k) plan benefits, payroll taxes and other compensation related matters), will be provided and paid for by TCP. We will bear all other costs and expenses of our operations and transactions, including those relating to:

  •
  our organization;

  •
  calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);

  •
  expenses, including travel expense, incurred by TCP or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  the costs of this and all future offerings of common stock and other securities, if any;

  •
  the base management fee and any incentive management fee;

  •
  distributions on our shares;

  •
  administration fees payable under our administration agreement;

  •
  transfer agent and custody fees and expenses;

  •
  the allocated costs incurred by the General Partner as our Administrator in providing managerial assistance to those portfolio companies that request it;

  •
  amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

  •
  brokerage fees and commissions;

  •
  registration fees;

  •
  listing fees;

  •
  taxes;

  •
  director fees and expenses;

  •
  costs of preparing and filing reports or other documents with the SEC;

  •
  the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

  •
  costs of holding stockholder meetings;

  •
  our fidelity bond;

  •
  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

  •
  litigation, indemnification and other non-recurring or extraordinary expenses;

  •
  direct costs and expenses of administration and operation, including audit and legal costs;

  •
  dues, fees and charges of any trade association of which we are a member; and

  •
  all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

        From time to time, TCP may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse TCP for such amounts paid on our behalf.

Limitation of liability and indemnification

        The investment management agreements provide that TCP and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreements also provide for indemnification by us of TCP's members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board and shareholder approval of the investment management agreements

        Our board of directors held an in-person meeting on December 17, 2010, in order to consider and approve our investment management agreements. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment advisor, TCP; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to TCP from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreements; (f) the organizational capability and financial condition of TCP and its affiliates; (g) TCP's practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers' provision of brokerage and research services to our investment advisor; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

        A majority of our currently existing shareholders have approved the new investment management agreements. A discussion regarding the basis for our board of directors' approval of the investment management agreements is available in our consent solicitation statement filed with the SEC on April 8, 2011.

Duration and termination

        The investment management agreements will remain in effect for a period of two years and thereafter from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreements will automatically terminate in the event of its assignment. The investment management agreements may be terminated by either party without penalty upon not less than 60 days written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See "Risks — Risks relating to our business and structure — We are dependent upon senior management personnel of our investment advisor for our future success, and if our investment advisor is unable to hire and retain qualified personnel or if our investment advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed."

Administration Agreement

        We have entered into administration agreements with the Administrator, which we refer to as the administration agreement, under which the Administrator provides administrative services to us. The Administrator will provide services including, but not limited to, the arrangement for the services of, and the overseeing of, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks, stockholders and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator will also make reports to the boards of its performance of obligations under the administration agreement and furnish advice and recommendations with respect to such other aspects of our business and affairs that we determine to be desirable. The Administrator will be responsible for our financial and other records that are required to be maintained and will prepare all reports and other materials required by any agreement or to be filed with the Securities and Exchange Commission or any other regulatory authority, including reports on Forms 8-K, 10-Q and periodic reports to stockholders, determining the amounts available for distribution as dividends and distributions to be paid by us to our stockholders, reviewing and implementing any share purchase programs authorized by the boards and maintaining or overseeing the maintenance of our books and records as required under the 1940 Act, maintaining (or overseeing maintenance by other persons) such other books and records required by law or for our proper operation. For providing these services, facilities and personnel, we will reimburse the Administrator for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of overhead under the administration agreement and the cost of certain of our officers and the Administrator's administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance. From time to time, the Administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse the Administrator for such amounts paid on our behalf.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the fair value of our total assets minus liabilities by the total number of shares of our common stock outstanding at the date as of which the determination is made. The net asset value per share of the Company's common stock will be determined on a quarterly basis. The valuation procedures of the Company are described below.

        In calculating the value of our total assets, we value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (i) are independent of us, (ii) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (iii) are able to transact for the asset, and (iv) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

        Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short term debt investments with remaining maturities within 60 days are generally valued at amortized cost, which approximates fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a "forced" sale by a distressed seller, where markets quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

        The valuation process adopted by our board of directors with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value is as follows:

  •
  The investment professionals of the Advisor provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our board of directors.

  •
  Such firms evaluate this information along with relevant observable market data to conduct independent appraisals each quarter, and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor.

  •
  The board of directors reviews the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

        However, smaller investments aggregating less than 5% of our total capitalization may be valued at fair value as determined in good faith by the board of directors based on valuations provided by the Advisor without the employment of an independent valuation firm.

        Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

        When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. See "Risks — A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments."

        Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

          Level 1 — Investments valued using unadjusted quoted prices in active markets for identical assets.

          Level 2 — Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

          Level 3 — Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements included elsewhere in this prospectus express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

        Except to the extent interpretations of the requirements of GAAP change, if for periods after January 1, 2013 we experience cumulative net realized capital gains and unrealized capital appreciation in respect of which incentive compensation has not been paid and cumulative total return in excess of 8%, we would accrue an amount, which would be reflected in our net asset value per share, for the incremental incentive compensation that would be payable to our Advisor or the General Partner if all of such net unrealized capital appreciation were realized.

Determinations in connection with offerings

        In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

  •
  the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

  •
  our investment advisor's assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending no earlier than two days prior to the date of the sale of our common stock; and

  •
  the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our investment advisor's assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

        This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

        We are adopting an "opt in" dividend reinvestment plan. As a result, if we declare a dividend or other distribution payable in cash, each stockholder that has not "opted in" to our dividend reinvestment plan will receive such dividends in cash, rather than having their dividends automatically reinvested in additional shares of our common stock.

        To enroll in the dividend reinvestment plan, each stockholder must notify Wells Fargo Bank, National Association, or Wells Fargo, a Delaware corporation, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator's name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder's plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant's account, issue, without charge to the participant, a certificate registered in the participant's name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant's account.

        We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, the closing price for such shares on The NASDAQ Global Select Market on the last preceding date on which trading took place. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or dilution would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

        There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. There is a $5.00 transaction fee for the net sale proceeds to be direct deposited to a U.S bank checking or savings account. If you have shares held through a broker, you should contact your broker to participate in the plan.

        Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for U.S. federal income tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.shareowneronline.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at Wells Fargo Bank, National Association, P.O. Box 64856, St. Paul, MN 55164-0856 or by calling the plan administrator at (800) 468-9716. Such termination will be effective immediately if the participant's notice is received by the plan administrator at least three days prior to any record date; otherwise, such termination will be effective only with respect to any subsequent dividend.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Wells Fargo Bank, National Association, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at (800) 468-9716.

        The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator's negligence, bad faith, or willful misconduct or that of its employees or agents.

DESCRIPTION OF SHARES

        We are currently a Delaware corporation. However, prior to completion of this offering, we converted from a Delaware limited liability company to a Delaware corporation. The description below assumes the conversion to a Delaware corporation has already occurred.

General

        Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $0.001 per share, of which 15,725,635 shares were outstanding after the Conversion, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are outstanding. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock quoted on The NASDAQ Global Select Market under the ticker symbol "TCPC."

Common stock

        Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Holders of a plurality of the votes of the shares present in person or represented by proxy at the meeting to elect directors and entitled to vote on the election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan. Our common stock is junior to our indebtedness and other liabilities.

        We own 100% of the common limited partner interests in the Operating Company and the Operating Company's common limited partner interests have one vote for each 0.01% of common limited partner interests owned. We will "pass-through" our votes to our common stockholders and vote all of our interests in the Operating Company in the same proportion and manner as our stockholders vote their common stock.

Preferred stock

        Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Long-Term Debt

        We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

        Our certificate of incorporation and bylaws, together with the rules of the NASDAQ Global Select Market, provide that:

  •
  the board of directors be organized in a single class with all directors standing for election each year

  •
  directors may be removed by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

  •
  subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

        Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Chief Executive Officer or President.

        Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal the by-laws or adopt new by-laws at any time. Stockholders may amend or repeal the by-laws or adopt new by-laws with the affirmative vote of eighty percent (80%) of the then outstanding shares.

Limitations of liability and indemnification

        Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

        We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

        Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

        In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 80% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

        The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

        To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating "a majority of the outstanding voting securities" under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Operating Company

        The Amended and Restated Limited Partnership Agreement provides that the Operating Company is authorized to issue an unlimited number of common interests. The common interests have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the common interests. Each holder of common interests has one vote per common interest held by it on all matters subject to approval by the holders of the common interests. Further, holders of common interests have voting rights on the election of the board of directors of the Operating Company, which will be governed by plurality voting. No person has any liability for obligations of the Operating Company by reason of owning common interests. Holders of outstanding Preferred Interests, voting as a separate class, are entitled to elect two of the Operating Company's directors. The remaining directors are elected by holders of common interests and Preferred Interests, voting together as a single class.

        The rights attached to the Operating Company's common interests are set forth in the Amended and Restated Limited Partnership Agreement. The Amended and Restated Limited Partnership Agreement may be amended by the Operating Company's board of directors without a vote of holders of common interests or Preferred Interests in any manner that does not materially and adversely affect the holders of the common interests or the Preferred Interests, by the affirmative vote of not less than a majority of the common interests and Preferred Interests outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of the common interests and the Preferred Interests and by the affirmative vote of not less than a majority of the outstanding common interests or Preferred Interests voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class. On any matter as to which the 1940 Act requires a vote, approval by plurality (in the case of elections of directors), a majority of interests present and voting on the matter in question or, where required by the 1940 Act, the lesser of a majority of the votes of the outstanding voting securities of the Operating Company or the votes of at least 2/3 of such outstanding voting securities, if a quorum of at least a majority of such voting securities is present, will be sufficient to approve such matter.

        The Operating Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund's assets upon the affirmative vote of the holders of not less than two-thirds of the common interests and Preferred Interests.

        The Operating Company's common limited partner interests have one vote for each 0.01% of common limited partner interests owned. The Holding Company owns 100% of the common limited partner interests in the Operating Company. However, the Holding Company will "pass-through" its votes to its common stockholders and vote all of its interests in the Operating Company in the same proportion and manner as such stockholders vote their common stock. Common stockholders of the Holding Company will be entitled to vote on any matter on which the holders of common interests in the Operating Company are required or requested to vote, through the use of "pass-through" voting, including in respect of the investment management arrangements of the Operating Company. The General Partner, with the approval of the board of directors, may issue additional securities of the Operating Company.

        Pursuant to the Amended and Restated Limited Partnership Agreement, after July 31, 2016, the Operating Company may be dissolved upon approval of 80% of its board of directors and a majority of outstanding partnership interests, subject to any requirements under the 1940 Act. Prior to July 31, 2016, it may be dissolved upon approval of two-thirds of its board of directors and upon approval by interests having at least 75% of the votes of all of the interests outstanding on the record date, voting as a single class except to the extent required by the 1940 Act. On any such matter the Holding Company will "pass-through" its votes to its common stockholders and vote all of its interests in the Operating Company in the same proportion and the same manner as such stockholders vote their shares of the Holding Company.

        SVOF/MM, LLC, an affiliate of the Advisor, will serve as the General Partner of the Operating Company. In that capacity, it will conduct the day-to-day operations of the Operating Company, including supervision of the Advisor and reporting to the board of directors of the Operating Company.

Leverage Program

Preferred Interests

        At March 30, 2012, the Operating Company had 6,700 Preferred Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Interests are redeemable at the option of the Operating Company, subject to certain conditions. Additionally, under certain conditions, the Operating Company may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Operating Company's option. Such conditions would include a failure by the Operating Company to maintain adequate collateral as required by the Revolving Facility or by the Statement of Preferences of the Preferred Interests or a failure by the Operating Company to maintain sufficient asset coverage as required by the 1940 Act. As of March 30, 2012, the Operating Company was in full compliance with such requirements. The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.85%, subject to certain limitations and adjustments.

Revolving Facility

        The Revolving Facility (the terms of which are set forth in the Credit Agreement) is a revolving credit facility of $116 million and is secured by portfolio investments and other assets of the Operating Company. The aggregate amount of borrowings which may be outstanding at any time under the Revolving Facility, however, is limited to a discounted value of the collateral, which we refer to as the Over-Collateralization Test, determined under procedures described in the Credit Agreement. The Credit Agreement requires that the market value of certain investments (as well as other excluded investments) be excluded from the calculation of the Over-Collateralization Test to the extent that the assets exceed the limits set forth therein. If the Over-Collateralization Test is not met, the Operating Company would be obligated to come into compliance or make sufficient principal payments on the outstanding borrowing under the Revolving Facility. Through the Over-Collateralization Test, the Credit Agreement in effect provides for various asset coverage, credit quality and diversification limitations on the fund investments.

        The Credit Agreement contains affirmative covenants customary for facilities of this type, including a minimum net worth covenant for the Operating Company. The Credit Agreement also includes, among other negative covenants customary for facilities of this type, prohibitions on other borrowings by the Operating Company and limitations on the ability of the Operating Company to (i) issue equity, (ii) make changes in the Amended and Restated Partnership Agreement that would materially adversely affect the Operating Company, (iii) make material changes to certain other agreements; (iv) make distributions on or repurchases of common and preferred interests; (v) merge or consolidate with other persons; (vi) grant further liens on the collateral securing the Revolving Facility; (vii) enter into hedging and short sale transactions; and (viii) enter into transactions with affiliates.

        The Credit Agreement has various events of default, including a default of the Operating Company in the observance or performance of the Over-Collateralization Test (including specified grace and cure periods), a default in the performance or breach of any covenant (including, without limitation, any covenants of payment), obligation, warranty or other agreement of the Operating Company contained in the Credit Agreement, the removal of the Advisor pursuant to the terms of the investment management agreements without a replacement investment manager being named within a specified time frame or certain events of bankruptcy, insolvency or reorganization of the Operating Company. In the event of a default under the Credit Agreement, the administrative agent with respect to the Revolving Facility, or the Administrative Agent, will, if directed by the lenders, terminate any additional commitments of the lenders to the Operating Company and the Operating Company would be required to repay principal of and interest on outstanding borrowings under the Revolving Facility to the extent provided in the Credit Agreement prior to paying certain liabilities and prior to redeeming or repurchasing any preferred or common securities.

        In connection with the Revolving Facility, the Operating Company entered into a pledge and intercreditor agreement with the Custodian and the Administrative Agent, or the Pledge Agreement, pursuant to which all or a substantial portion of the assets of the Operating Company have been pledged to the secured parties representative to secure the repayment of any amounts borrowed by the Operating Company under the Revolving Facility and obligations of the Operating Company under certain other agreements, including secured hedging transactions and the Pledge Agreement. The Custodian will be required to take all actions that it is directed to take in accordance with the Pledge Agreement to preserve the rights of the secured parties under the Pledge Agreement with respect to the collateral, and in certain circumstances will be prevented from releasing any collateral if an event of default has occurred or is occurring under the Credit Agreement.

        Under the Credit Agreement, we must maintain certain investment restrictions that are fundamental policies applicable to registered investment companies under 1940 Act even if we would not be required to maintain such policies as a business development company. For so long as required pursuant to the Credit Agreement, were are prohibited from:

  (1)
  borrowing money or issuing senior securities, except insofar as the foregoing would not violate the 1940 Act as applicable to registered investment companies;

  (2)
  making loans of money or property to any person, except insofar as the foregoing would not violate the 1940 Act as applicable to registered investment companies;

  (3)
  underwriting the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of our its own shares or securities of its subsidiaries we may be deemed to be an underwriter;

  (4)
  purchasing real estate or interests therein, except to the extent that as a result of such investments we would not cease to be a regulated investment company under the Code;

  (5)
  purchasing or selling commodities or commodity contracts for any purposes except to the extent permitted by applicable law without us becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool or a commodity pool operator; or

  (6)
  investing more than 25% of our assets in a single industry.

        Notwithstanding the foregoing, if a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from these restrictions.

        The material terms of the Credit Agreement and Statement of Preferences of Preferred Interests are summarized in this prospectus. Prospective investors may also review the complete terms of the Credit Agreement and the Statement of Preferences of the Preferred Interests, copies of which are filed as exhibits to the registration statement of which this prospectus is a part for further detail regarding the extent of subordination of the common stock and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

SHARES ELIGIBLE FOR FUTURE SALE

        Upon completion of this offering, 21,475,635 shares of our common stock will be outstanding and assuming no exercise of the underwriters' overallotment option. Of these shares, 5,750,000 (or, if the over-allotment is exercised in full, 6,612,500) shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in or prior to this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. Upon expiration of any applicable lock-up periods, such shares will generally be freely tradeable in the public market, subject to the provisions of Rule 144.

        The 15,725,635 shares of common stock issued in the Conversion will be subject to the provisions of Rule 144. Such shares are eligible for public sale if registered under the Securities Act or sold in accordance with certain exceptions to the Securities Act, including Rule 144. Under Rule 144, these shares of common stock are restricted from sale in the public market for six months after the Conversion. In addition, approximately 75% of such shares are subject to lock-up agreements, subject to customary exceptions, under which holders have agreed not to sell or otherwise dispose of their shares of common stock. The term of the lock-up agreements entered into by non-affiliates is for a period of 180 days after the date of the underwriting agreement and the term of the lock-up agreements entered into by affiliates is for a period of three years after the date of the underwriting agreement. The representatives of the underwriters may, in their sole discretion and at any time without notice, release all or any portion of the securities subject to the lock-up agreements.

        In general, under Rule 144 as currently in effect, if six months has elapsed since the date of acquisition of securities from us by our affiliates or of restricted securities from us or any of our affiliates, the holder of such securities can sell such securities; provided that the number of securities sold by such person within any three month period cannot exceed the greater of:

  •
  1% of the total number of securities then outstanding; or

  •
  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

        Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See "Risks — Risks related to this offering — Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock."

Reserved Share Program

        At our request, the underwriters have reserved for sale, at the initial public offering price, up to 5% of the shares offered by this prospectus for sale to some of our directors, officers, employees, business associates and related persons. If these persons purchase reserved shares, this will reduce the number of shares available for sale to the general public. Any reserved shares that are not so purchased will be offered by the underwriters to the general public on the same terms as the other shares offered by this prospectus.

REGULATION

        We have filed an election to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors or co-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by "a majority of our outstanding voting securities", which is defined in the 1940 Act as the lesser of a majority of the outstanding voting securities or 67% or more of the securities voting if a quorum of a majority of the outstanding voting securities is present.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval. Pursuant to the 1940 Act, our investment in the Operating Company is not subject to these limits because, among other reasons, (i) the Operating Company is our sole investment and (ii) we "pass-through" our votes on Operating Company matters to our stockholders and vote all of our interests in the Operating Company in the same proportion and manner as our stockholders vote their common stock on such matters.

Qualifying assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  •
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  •
  is organized under the laws of, and has its principal place of business in, the United States;

  •
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  •
  satisfies either of the following:

  •
  has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

      •
      is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

  •
  Securities of any eligible portfolio company which we control.

  •
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  •
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  •
  Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

  •
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

        A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in "Regulation — Qualifying assets" above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although reliance on other investors may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its investment manager, directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our investment advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risks — Risks related to our operations as a BDC."

Code of ethics

        We and TCP have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the IDEA Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy voting policies and procedures

        We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

        As an investment advisor registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor's Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

        These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

        The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

        The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation's internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation's legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor's guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

Proxy voting records

        You may obtain information about how we voted proxies by making a written request for proxy voting information to:

    Chief Compliance Officer
    Tennenbaum Capital Partners, LLC
    2951 28th Street, Suite 1000
    Santa Monica,
    California 90405

Other

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

        Subject to the supervision of the board of directors, decisions to buy and sell securities and bank debt for the Company and decisions regarding brokerage commission rates are made by TCP. Transactions on stock exchanges involve the payment by the Company of brokerage commissions. In certain instances the Company may make purchases of underwritten issues at prices which include underwriting fees.

        In selecting a broker to execute each particular transaction, TCP will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Company on a continuing basis. Accordingly, the cost of the brokerage commissions to the Company in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The aggregate amount of brokerage commission paid by the Company over the previous three fiscal years was $0.3 million. The extent to which TCP makes use of statistical, research and other services furnished by brokers may be considered by TCP in the allocation of brokerage business, but there is not a formula by which such business is allocated. TCP does so in accordance with its judgment of the best interests of the Company and its stockholders.

        One or more of the other investment funds or accounts which TCP manages may own from time to time some of the same investments as the Company. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by TCP in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the board of directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Company and TCP). In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the board of directors that this advantage, when combined with the other benefits available due to the TCP's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

MATERIAL U.S. FEDERAL INCOME TAX MATTERS

        The following is a summary of material U.S. federal income tax consequences to a stockholder who purchases our common stock pursuant to this offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or stockholders who contribute assets to us in exchange for our shares. This discussion assumes that the stockholders hold their common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

Taxation of the company

        We intend to elect and to qualify to be taxed as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a "qualified publicly traded partnership" (a "QPTP"); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

        If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.

        As a RIC, in any taxable year with respect to which we timely distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the "Annual Distribution Requirement"), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis. To the extent that we retain our net capital gain for investment or any investment company taxable income, we will be subject to U.S. federal income tax at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

  (1)
  at least 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

  (2)
  at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

  (3)
  certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

        While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

        If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

        We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

        As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year beginning before December 23, 2010 to offset our capital gain, if any, realized during the eight years following the year of the loss. A capital loss carryforward realized in a taxable year beginning before December 23, 2010 is treated as a short-term capital loss in the year to which it is carried. We are permitted to carry forward a net capital loss realized in taxable years beginning on or after December 23, 2010 to offset capital gain indefinitely. For net capital losses realized in taxable years beginning on or after December 23, 2010, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.

Company investments

        Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as "good income" for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC.

        Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

        Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.

        Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

        In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

        Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

        Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.

        Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to investors on such income and fees.

Taxation of U.S. stockholders

        For purposes of this discussion, a "U.S. stockholder" (or in this section, a "stockholder") is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to the section "Non-U.S. Stockholders" below and are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

        Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. For non-corporate taxpayers, ordinary income dividends will currently be taxed at a maximum rate of 35%, while capital gain dividends generally will be currently taxed at a maximum U.S. federal income tax rate of 15%. For corporate taxpayers, both ordinary income dividends and capital gain dividends are currently taxed at a maximum U.S. federal income tax rate of 35%. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). The maximum U.S. federal tax rate on long-term capital gains of individuals is generally 15% for such gains recognized in taxable years beginning on or before December 31, 2012 unless such date is extended pursuant to future legislation.

        In the event that we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder's income as long-term capital gain and (ii) the stockholder's proportionate share of the corporate tax paid by us.

        Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash (which portion can be as low as 10% for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.

        If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

        A stockholder will recognize gain or loss on the sale or exchange of our common stock in an amount equal to the difference between the stockholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

        For taxable years beginning after December 31, 2012, noncorporate stockholders are, in general, scheduled to become subject to an additional tax on their "net investment income," which ordinarily includes taxable distributions from us and taxable gain on the disposition of our common stock.

        We may be required to withhold U.S. federal income tax ("backup withholding"), currently at a rate of 28%, from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

        After December 31, 2013, withholding at a rate of 30% will be required on dividends in respect of, and after December 31, 2014, withholding at a rate of 30% will be required on gross proceeds from the sale of shares of our common stock held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. We will not pay any additional amounts in respect to any amounts withheld.

        Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

        Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Taxation of non-U.S. stockholders

        The following discussion only applies to non-U.S. stockholders. A "non-U.S. stockholder" is a holder, other than a partnership, that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

        Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

        Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, is present in the United States for 183 days or more during a taxable year.

        Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs in taxable years beginning before January 1, 2012 to non-U.S. stockholders to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. This provision recently expired, and, unless it is removed, will not apply to dividends with respect to taxable years beginning after December 31, 2011. Even if the provision is removed, no assurance can be given that we will distribute any interest-related or short-term capital gain dividends.

        If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

        FATCA/Hire Act Legislation.    Under certain legislation and Treasury guidance and proposed regulations pursuant thereto, unless certain non-U.S. persons comply with reporting requirements about their direct and indirect U.S. owners, a 30% withholding tax would be imposed on certain payments, including payments of U.S.-source dividends and gross proceeds from the sale of common stock that can produce U.S.-source dividends, that are paid to certain non-U.S. financial institutions, investment funds and other non-U.S. persons. Non-U.S. stockholders are encouraged to consult with their tax advisors regarding the possible implications of the legislation on their investment in our common stock.

        Backup Withholding.    A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Failure to Qualify as a RIC

        If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate (for taxable years beginning before January 1, 2013) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

UNDERWRITING

        Deutsche Bank Securities Inc., Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, the Advisor and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the number of shares of common stock set forth opposite its name below.

Underwriter	Number of Shares
Deutsche Bank Securities Inc.	1,897,500
Stifel, Nicolaus & Company, Incorporated	1,552,500
Oppenheimer & Co. Inc.	977,500
D.A. Davidson & Co.	287,500
Natixis Securities Americas, LLC	287,500
Wunderlich Securities, Inc.	287,500
Ladenburg Thalmann & Co. Inc.	115,000
Aegis Capital Corp.	115,000
Mitsubishi UFJ Securities (USA), Inc.	115,000
National Securities Corporation	115,000

Total	5,750,000

        Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

        We, the Advisor and the General Partner have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

        The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

        The representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price set forth on the cover page of this prospectus and to dealers at that price less a concession not in excess of $0.59 per share. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

        The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$14.75	$84,812,500	$97,534,375
Underwriting discount	$0.74	$4,240,625	$4,876,719
Proceeds, before expenses, to the Company	$14.38	$82,692,188	$95,096,016

        TCP will reimburse us for half of the underwriting discount in connection with this offering. The expenses of the offering, not including the underwriting discount, are estimated at $1,300,777 and are payable by us, including up to $40,000 of expenses that we have agreed to reimburse the underwriters for the Financial Industry Regulation Authority filing fees and reasonable legal fees and expenses incurred in connection with the review and approval by the Financial Industry Regulation Authority of the terms of the offer and sale of the common stock in this offering. Such expense will indirectly be borne by investors in this offering and will consequently lower their net asset value per share.

Overallotment Option

        We have granted an option to the underwriters, exercisable for 30 days after the date of this prospectus, to purchase up to 862,500 additional shares at the public offering price, less the underwriting discount. The underwriters may exercise this option solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Reserved Shares

        At our request, the underwriters have reserved for sale, at the initial public offering price, up to 5% of the shares offered by this prospectus for sale to some of our directors, officers, employees, business associates and related persons. If these persons purchase reserved shares, this will reduce the number of shares available for sale to the general public. Any reserved shares that are not so purchased will be offered by the underwriters to the general public on the same terms as the other shares offered by this prospectus.

No Sales of Similar Securities

        We, our executive officers and directors and security holders holding approximately 75% of our common stock outstanding have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for 180 days and our Advisor and its affiliates have agreed not to sell or transfer any common stock or securities convertible into, exchangeable for, exercisable for, or repayable with common stock, for three years, each after the date of this prospectus without first obtaining the written consent of each of the representatives. Specifically, we and these other persons have agreed, with certain limited exceptions, not to directly or indirectly

  •
  offer, pledge, sell or contract to sell any common stock,

  •
  sell any option or contract to purchase any common stock,

  •
  purchase any option or contract to sell any common stock,

  •
  grant any option, right or warrant for the sale of any common stock,

  •
  lend or otherwise dispose of or transfer any common stock,

  •
  request or demand that we file a registration statement related to the common stock, or

  •
  enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of shares or other securities, in cash or otherwise.

        This lock-up provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the directors, officers and affiliates executing the agreement or for which the directors, officers and affiliates executing the agreement later acquires the power of disposition. In the event that either (x) during the last 17 days of the lock-up period referred to above, we issue an earnings release or material news or a material event relating to us occurs or (y) prior to the expiration of the lock-up period, we announce that we will release earnings results or become aware that material news or a material event will occur during the 16-day period beginning on the last day of the lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Nasdaq Global Select Market Listing

        We expect the shares to be approved for listing on The Nasdaq Global Select Market, subject to notice of issuance under the symbol "TCPC."

        Before this offering, there has been no public market for our common stock. The initial public offering price will be determined through negotiations between us and the representatives. In addition to prevailing market conditions, the factors to be considered in determining the initial public offering price are

  •
  the valuation multiples of publicly traded companies that the representatives believe to be comparable to us,

  •
  our financial information,

  •
  the history of, and the prospects for, our company and the industry in which we compete,

  •
  an assessment of our management, its past and present operations, and the prospects for, and timing of, our future revenues,

  •
  the present state of our development, and

  •
  the above factors in relation to market values and various valuation measures of other companies engaged in activities similar to ours.

        An active trading market for the shares may not develop. It is also possible that after the offering the shares will not trade in the public market at or above the initial public offering price.

        The underwriters do not expect to sell more than 5% of the shares in the aggregate to accounts over which they exercise discretionary authority.

Price Stabilization, Short Positions and Penalty Bids

        Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common stock. However, the representatives may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

        In connection with the offering, the underwriters may purchase and sell our common stock in the open market. These transactions may include short sales, purchases on the open market to cover positions created by short sales and stabilizing transactions. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' overallotment option described above. The underwriters may close out any covered short position by either exercising their overallotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. "Naked" short sales are sales in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of shares of common stock made by the underwriters in the open market prior to the completion of the offering.

        The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

        Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the Nasdaq Global Select Market, in the over-the-counter market or otherwise.

        Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Offer, Sale and Distribution of Shares

        In connection with the offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail. In addition, Deutsche Bank Securities Inc. may facilitate Internet distribution for this offering to certain of its Internet subscription customers. Deutsche Bank Securities Inc. may allocate a limited number of shares for sale to its online brokerage customers. An electronic prospectus is available on the Internet web site maintained by Deutsche Bank Securities Inc. Other than the prospectus in electronic format, the information on the Deutsche Bank Securities Inc. web site is not part of this prospectus.

Conflicts of Interest

        An affiliate of Natixis Securities Americas, LLC is a lender under the Revolving Facility and owns Preferred Interests. A portion of the proceeds of this offering are expected to be used to repay amounts outstanding under the Revolving Facility. As a result of this application of proceeds, an affiliate of Natixis Securities Americas, LLC will benefit from repayment of debt under the Revolving Facility and may receive in excess of five percent of the proceeds of this offering, subject to re-borrowing by us to make long-term investments. Such amount will depend on the amount of debt outstanding under the Revolving Facility, but assuming the total amount of debt outstanding as of March 30, 2012, such amount of debt repaid to Natixis Securities Americas, LLC would be $15.75 million.

Other Relationships

        Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

        In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Notice to Prospective Investors in the EEA

        In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), including each Relevant Member State that has implemented the 2010 PD Amending Directive with regard to persons to whom an offer of securities is addressed and the denomination per unit of the offer of shares (each, an "Early Implementing Member State"), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date"), no offer of shares will be made to the public in that Relevant Member State (other than offers (the "Permitted Public Offers") where a prospectus will be published in relation to the shares that has been approved by the competent authority in a Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive), except that with effect from and including that Relevant Implementation Date, offers of shares may be made to the public in that Relevant Member State at any time:

  A.
  to "qualified investors" as defined in the Prospectus Directive, including:

  (a)
  (in the case of Relevant Member States other than Early Implementing Member States), legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities, or any legal entity which has two or more of (i) an average of at least 250 employees during the last financial year; (ii) a total balance sheet of more than €43.0 million and (iii) an annual turnover of more than €50.0 million as shown in its last annual or consolidated accounts; or

  (b)
  (in the case of Early Implementing Member States), persons or entities that are described in points (1) to (4) of Section I of Annex II to Directive 2004/39/EC, and those who are treated on request as professional clients in accordance with Annex II to Directive 2004/39/EC, or recognized as eligible counterparties in accordance with Article 24 of Directive 2004/39/EC unless they have requested that they be treated as non-professional clients; or

  B.
  to fewer than 100 (or, in the case of Early Implementing Member States, 150) natural or legal persons (other than "qualified investors" as defined in the Prospectus Directive), as permitted in the Prospectus Directive, subject to obtaining the prior consent of the representatives for any such offer; or

  C.
  in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of shares shall result in a requirement for the publication of a prospectus pursuant to Article 3 of the Prospectus Directive or of a supplement to a prospectus pursuant to Article 16 of the Prospectus Directive.

        Each person in a Relevant Member State (other than a Relevant Member State where there is a Permitted Public Offer) who initially acquires any shares or to whom any offer is made will be deemed to have represented, acknowledged and agreed that (A) it is a "qualified investor", and (B) in the case of any shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, (x) the shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than "qualified investors" as defined in the Prospectus Directive, or in circumstances in which the prior consent of the Subscribers has been given to the offer or resale, or (y) where shares have been acquired by it on behalf of persons in any Relevant Member State other than "qualified investors" as defined in the Prospectus Directive, the offer of those shares to it is not treated under the Prospectus Directive as having been made to such persons.

        For the purpose of the above provisions, the expression "an offer to the public" in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer of any shares to be offered so as to enable an investor to decide to purchase any shares, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71 EC (including the 2010 PD Amending Directive, in the case of Early Implementing Member States) and includes any relevant implementing measure in each Relevant Member State and the expression "2010 PD Amending Directive" means Directive 2010/73/EU.

Notice to Prospective Investors in the United Kingdom

        In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are "qualified investors" (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order") and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as "relevant persons"). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

Notice to Prospective Investors in Switzerland

        The shares of common stock may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange ("SIX") or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares of common stock or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

        Neither this document nor any other offering or marketing material relating to the offering, the Holding Company, the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (FINMA), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes ("CISA"). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

Notice to Prospective Investors in the Dubai International Financial Centre

        This prospectus relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority ("DFSA"). This prospectus is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus nor taken steps to verify the information set forth herein and has no responsibility for the prospectus. The shares to which this prospectus relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this prospectus you should consult an authorized financial advisor.

Principal Business Address

        This principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, NY 10005. The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 N. Broadway, St. Louis, MO 63102. The principal business address of Oppenheimer & Co. Inc. is 125 Broad Street, New York, NY 10004.

CUSTODIAN

        Wells Fargo Bank, National Association provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by the Custodian, the Custodian is entitled to fees as agreed upon from time to time. The address of Wells Fargo Bank, National Association is 9062 Old Annapolis Rd., Columbia, MD 21045-1951.

TRANSFER AGENT

        Wells Fargo Bank, National Association provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of Wells Fargo Bank, National Association is 161 North Concord Exchange, South Saint Paul, MN 55075.

LEGAL MATTERS

        Certain legal matters in connection with the common stock will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Proskauer Rose LLP, Los Angeles, California.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP, or E&Y, is our independent registered public accounting firm. The address of E&Y is 725 South Figueroa Street, Los Angeles, California 90017.

ADDITIONAL INFORMATION

        We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

        Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

 PRIVACY PRINCIPLES

        We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

        We restrict access to nonpublic personal information about our stockholders to TCP's employees and advisors with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Prior to this offering, TCP Capital Corp. and Special Value Continuation Partners, LP were non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"), and were operating as Special Value Continuation Fund, LLC (a Delaware limited liability company) and Special Valuation Continuation Partners, LP (a Delaware Limited Partnership), respectively. In connection with this offering, Special Value Continuation Fund, LLC and Special Value Continuation Partners, LP are electing to become business development companies under the 1940 Act, and Special Value Continuation Fund, LLC converted to a corporation and changed its name to TCP Capital Corp. Following are consolidated financial statements of Special Value Continuation Fund, LLC, and financial statements of Special Value Continuation Partners, LP for periods prior to this offering.

 INDEX TO FINANCIAL STATEMENTS

Special Value Continuation Fund, LLC

Special Value Continuation Partners, LP

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Special Value Continuation Fund, LLC

        We have audited the accompanying consolidated statement of assets and liabilities of Special Value Continuation Fund, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2011, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Special Value Continuation Fund, LLC at December 31, 2011, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 14, 2012

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities
December 31, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $380,905,101)	$287,312,979
Controlled companies (cost $26,711,048)	740,761
Other affiliates (cost $66,175,217)	90,906,796

Total investments (cost $473,791,366)	378,960,536
Cash and cash equivalents	10,831,678
Accrued interest income:
Unaffiliated issuers	5,505,427
Affiliates	783,375
Receivable for investments sold	4,297,270
Deferred debt issuance costs	1,137,513
Unrealized appreciation on swaps	172,424
Prepaid expenses and other assets	1,765,280

Total assets	403,453,503

Liabilities
Credit facility payable	29,000,000
Management and advisory fees payable	565,599
Payable for investments purchased	267,911
Payable to the Investment Manager	226,100
Interest payable	75,668
Accrued expenses and other liabilities	980,933

Total liabilities	31,116,211

Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated dividends on Series A preferred equity facility	466,418

Total preferred limited partner interests	134,466,418

Net assets applicable to common shareholders	$237,870,874

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares issued and outstanding	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,742,957
Accumulated net investment income	13,515,239
Accumulated net realized losses	(45,411,498)
Accumulated net unrealized depreciation	(94,976,243)
Net assets applicable to common shareholders	$237,870,874

Common stock, NAV per share	$567.77

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2011
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (78.77%)
Bank Debt (47.16%)(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (0.18%)
NCO Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, 2.5% LIBOR Floor, due 11/15/13	$705,163	$695,761	0.18%
Business Support Services (4.91%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$18,820,923	19,169,110	4.92%
Commercial and Industrial Machinery and Equipment Rental and Leasing (2.67%)
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15 — (Netherlands)	$10,411,593	10,411,591	2.67%
Communications Equipment Manufacturing (2.37%)
Mitel US Holdings, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 8/16/15	$9,951,762	9,230,260	2.37%
Data Processing, Hosting, and Related Services (1.92%)
The Telx Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6.5%, 1.25% LIBOR Floor, due 9/22/17	$7,481,250	7,481,250	1.92%
Electric Power Generation, Transmission and Distribution (0.01%)
La Paloma Generating Company, Residual Bank Debt Claim(3)	$1,830,453	51,436	0.01%
Electronic Shopping and Mail-Order Houses (3.59%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$13,723,983	14,002,946	3.59%
Grocery Stores (3.92%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 7.5%, 1.5% LIBOR Floor, due 10/1/13	$15,000,000	15,262,500	3.92%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (1.23%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$289,734	283,940	0.07%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$4,600,740	4,508,724	1.16%

Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing		4,792,664
Motion Picture and Video Industries (4.26%)
CKX Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$9,462,231	9,239,869	2.37%
CKX Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$7,569,785	7,384,325	1.89%

Total Motion Picture and Video Industries		16,624,194
Motor Vehicle Parts Manufacturing (2.82%)
Diversified Machine, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.75%, 1.5% LIBOR Floor, due 12/1/16	$11,000,000	11,000,000	2.82%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments – (Continued)

December 31, 2011
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Other Financial Investment Activities (1.60%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$19,338,970	$6,252,927	1.60%
Radio and Television Broadcasting (5.09%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16	$2,713,867	2,648,734	0.68%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	$16,453,486	16,700,288	4.28%
Hubbard Radio, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%, 1.5% LIBOR Floor, due 4/11/18	$500,000	497,500	0.13%

Total Radio and Television Broadcasting		19,846,522
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.86%)
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% Cash + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	$15,110,056	15,034,505	3.86%
Scheduled Air Transportation (3.38%)
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(2)	$477,297	624,066	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(2)	$479,793	630,208	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(2)	$374,009	414,963	0.11%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(2)	$487,311	563,575	0.14%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(2)	$563,348	739,958	0.19%
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16(2)	$4,594,240	5,014,613	1.29%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16(2)	$4,709,310	5,192,014	1.33%

Total Scheduled Air Transportation		13,179,397
Software Publishers (2.44%)
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor, due 9/23/18	$10,000,000	9,525,000	2.44%
Support Activities for Mining (0.06%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	$228,803	228,803	0.06%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 — (Norway)	$402,714	—	—

Total Support Activities for Mining		228,803

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments – (Continued)

December 31, 2011
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Wired Telecommunications Carriers (2.84%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 — (Bulgaria)(4)	€2,084,507	$1,864,193	0.48%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	$1,564,438	1,332,380	0.34%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 — (Netherlands)(4)	€4,927,730	4,167,407	1.07%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 — (Netherlands)(3), (4)	€4,736,002	3,686,069	0.95%

Total Wired Telecommunications Carriers		11,050,049

Total Bank Debt (Cost $185,948,729)		183,838,915

Other Corporate Debt Securities (31.61%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (4.25%)
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$9,655,000	9,172,250	2.35%
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$7,824,000	7,394,932	1.90%

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		16,567,182
Aerospace Product and Parts Manufacturing (0.36%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$7,448,000	1,402,706	0.36%
Architectural, Engineering, and Related Services (2.69%)
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	$4,687,736	4,267,762	1.09%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15(2),(5)	$6,209,347	6,240,393	1.60%

Total Architectural, Engineering, and Related Services		10,508,155
Data Processing, Hosting, and Related Services (2.19%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$1,170,000	1,094,874	0.28%
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	$7,539,583	7,464,188	1.91%

Total Data Processing, Hosting, and Related Services		8,559,062
Full-Service Restaurants (3.18%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13(3)	$13,161,000	12,410,823	3.18%
Gambling Industries (1.44%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$8,169,000	5,595,765	1.44%
Metal and Mineral (except Petroleum) Merchant Wholesalers (6.02%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5)	$12,500,000	11,823,750	3.03%
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$13,076,000	11,637,640	2.99%

Total Metal and Mineral (except Petroleum) Merchant Wholesalers		23,461,390

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments – (Continued)

December 31, 2011
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Nonferrous Metal (except Aluminum) Production and Processing (4.66%)
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15(2),(5)	$18,000,000	$18,180,000	4.66%
Oil and Gas Extraction (1.27%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,342,000	853,848	0.22%
Saratoga Resources, Inc., Senior Secured Notes, 12.5%, due 7/1/16	$4,000,000	4,080,000	1.05%

Total Oil and Gas Extraction		4,933,848
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (2.86%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	11,134,946	2.86%
Wired Telecommunications Carriers (2.69%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16(5)	$8,945,000	9,168,625	2.35%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 — (Netherlands)(3), (4),(5)	€20,523,306	1,330,013	0.34%

Total Wired Telecommunications Carriers		10,498,638

Total Other Corporate Debt Securities (Cost $155,179,568)		123,252,515

Total Debt Investments (Cost $341,128,297)		307,091,430

Equity Securities (18.45%)
Architectural, Engineering, and Related Services (2.80%)
Alion Science & Technology Corporation, Warrants(3)	3,625	147,574	0.04%
ESP Holdings, Inc., 15% PIK, Preferred Stock(2),(5),(6)	20,297	3,287,872	0.84%
ESP Holdings, Inc., Common Stock(2),(3),(5),(6)	88,670	7,473,887	1.92%

Total Architectural, Engineering, and Related Services		10,909,333
Business Support Services (0.43%)
STG-Fairway Holdings, LLC, Class A Units(3),(5)	80,396	1,669,278	0.43%
Data Processing, Hosting, and Related Services (0.19%)
Anacomp, Inc., Class A Common Stock(2),(3),(5),(7)	1,255,527	740,761	0.19%
Depository Credit Intermediation (0.26%)
Doral Financial Corporation, Common Stock(3)	1,077,795	1,030,372	0.26%
Electronic Shopping and Mail-Order Houses (0.31%)
Shop Holding, LLC, Class A Units(3),(5)	490,037	922,471	0.24%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	326,691	288,328	0.07%

Total Electronic Shopping and Mail-Order Houses		1,210,799
Industrial Machinery Manufacturing (0.38%)
GSI Group, Inc., Common Stock(3),(5)	143,869	1,471,780	0.38%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments – (Continued)

December 31, 2011
Showing Percentage of Total Cash and Investments of the Company

Investment	Shares	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests(3),(5)	33	$15,704	—
Nonferrous Metal (except Aluminum) Production and Processing (7.72%)
International Wire Group Holdings, Inc., Common Stock(2),(5),(6)	1,979,441	30,077,606	7.72%
Nonmetallic Mineral Mining and Quarrying (1.35%)
EPMC HoldCo, LLC, Membership Units(2),(5),(6)	1,312,720	5,264,007	1.35%
Other Amusement and Recreation Industries (0.03%)
Bally Total Fitness Holding Corporation, Common Stock(3),(5)	6,058	66,032	0.02%
Bally Total Fitness Holding Corporation, Warrants(3),(5)	10,924	52,435	0.01%

Total Other Amusement and Recreation Industries		118,467
Radio and Television Broadcasting (0.88%)
Encompass Digital Media Group, Inc., Common Stock(3),(5)	183,824	3,437,509	0.88%
Scheduled Air Transportation (1.86%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)(2),(5),(6)	35	467,137	0.12%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)(2),(5),(6)	35	458,665	0.12%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)(2),(5),(6)	46	686,303	0.18%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)(2),(5),(6)	40	612,589	0.16%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)(2),(5),(6)	35	498,602	0.13%
United N659UA-767, LLC (N659UA)(2),(5),(6)	224	2,274,815	0.58%
United N661UA-767, LLC (N661UA)(2),(5),(6)	217	2,205,523	0.57%

Total Scheduled Air Transportation		7,203,634
Semiconductor and Other Electronic Component Manufacturing (0.06%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	352	229,684	0.06%
Support Activities for Mining (0.79%)
DeepOcean Group Holding AS, Common Stock — (Norway)(3),(5)	145,824	3,093,638	0.79%
Wired Telecommunications Carriers (1.39%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	5,364,708	1.38%
Integra Telecom, Inc., Warrants(3),(5)	346,939	—	—
NEF Kamchia Co-Investment Fund, LP Interest — (Cayman Islands)(3),(4),(5)	2,455,500	31,826	0.01%

Total Wired Telecommunications Carriers		5,396,534

Total Equity Securities (Cost $132,663,069)		71,869,106

Total Investments (Cost $473,791,366)(8)		378,960,536

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments – (Continued)

December 31, 2011
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Cash and Cash Equivalents (2.78%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%, Collateralized by Freddie Mac UNNT	$ 3,343,399	$3,343,399	0.86%
Cash Denominated in Foreign Currencies	CAD 15,078	14,764	—
Cash Denominated in Foreign Currencies	€ 3,357,119	4,351,161	1.12%
Cash Denominated in Foreign Currencies	£ 35,597	55,329	0.01%
Cash Held on Account at Various Institutions	$ 3,067,025	3,067,025	0.79%

Total Cash and Cash Equivalents		10,831,678

Total Cash and Investments		$389,792,214	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Affiliated issuer — as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars.

(5)
Restricted security.

(6)
Investment is not a controlling position.

(7)
Issuer is a controlled company.

(8)
Includes investments with an aggregate market value of $1,178,213 that have been segregated to collateralize certain unfunded commitments.

        Aggregate purchases and aggregate sales of investments, other than government securities, totaled $177,185,947 and $216,916,444, respectively.

        Aggregate purchases includes investment assets received as payment in kind. Aggregate sales includes principal paydowns on debt investments.

        The total value of restricted securities and bank debt as of December 31, 2011 was $308,737,044, or 79.21% of total cash and investments of the Company.

        Swaps at December 31, 2011 were as follows:

Investment	Notional Amount	Fair Value
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$172,424

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations
Year Ended December 31, 2011

Investment income
Interest income:
Unaffiliated issuers	$38,290,363
Affiliates	3,822,995
Dividend income:
Affiliates	10,610,159
Other income:
Unaffiliated issuers	1,068,872
Affiliates	1,065,287

Total investment income	54,857,676

Operating expenses
Management and advisory fees	6,787,188
Amortization of deferred debt issuance costs	440,289
Legal fees, professional fees and due diligence expenses	331,589
Interest expense	321,532
Director fees	180,960
Commitment fees	180,467
Insurance expense	114,446
Custody fees	91,886
Other operating expenses	801,593

Total expenses	9,249,950

Net investment income	45,607,726
Net realized and unrealized gain (loss)
Net realized gain:
Investments in unaffiliated issuers	17,818,481
Investments in affiliates	261,308

Net realized gain	18,079,789
Net change in net unrealized appreciation/depreciation	(56,958,670)

Net realized and unrealized loss	(38,878,881)

Dividends paid on Series A preferred equity facility	(1,456,281)
Net change in accumulated dividends on Series A preferred equity facility	(88,549)
Dividends paid to Series Z preferred shareholders	(752)
Net change in reserve for dividends to Series Z preferred shareholders	27
Net increase in net assets applicable to common shareholders resulting from operations	$5,183,290

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net assets applicable to common shareholders, beginning of period	$264,187,584	$232,879,791
Net investment income	45,607,726	38,906,533
Net realized gain	18,079,789	18,675,609
Net change in unrealized appreciation/depreciation	(56,958,670)	12,945,410
Dividends on Series A preferred equity facility	(1,456,281)	(1,508,341)
Net change in accumulated dividends on Series A preferred equity facility	(88,549)	(9,532)
Dividends to Series Z preferred shareholders from net investment income	(752)	(3,750)
Net change in reserve for dividends to Series Z preferred shareholders	27	1,864

Net increase in net assets applicable to common shareholders resulting from operations	5,183,290	69,007,793
Distributions to common shareholders from:
Net investment income	(31,500,000)	(37,700,000)
Net assets applicable to common shareholders, end of period (including accumulated net investment income of $13,515,239 and $307,266, respectively)	$237,870,874	$264,187,584

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows
Year Ended December 31, 2011

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$5,183,290
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(18,079,789)
Net change in unrealized appreciation/depreciation	56,547,320
Dividends paid on Series A preferred equity facility	1,456,281
Dividends paid to Series Z preferred shareholders	752
Net change in accumulated dividends on Series A preferred equity facility	88,549
Net change in reserve for dividends to Series Z preferred shareholders	(27)
Accretion of original issue discount	(934,936)
Net accretion of market discount/premium	(3,129,283)
Accrual of interest and dividend income paid in kind	(5,343,284)
Amortization of deferred debt issuance costs	440,289
Changes in assets and liabilities:
Purchases of investment securities	(171,842,663)
Proceeds from sales, maturities and paydowns of investments	216,916,444
Increase in accrued interest income – unaffiliated issuers	(321,870)
Increase in accrued interest income – affiliates	(570,662)
Decrease in receivable for investments sold	963,954
Increase in prepaid expenses and other assets	(1,569,836)
Decrease in payable for investments purchased	(3,670,205)
Increase in payable to the Investment Manager	133,275
Increase in interest payable	(3,934)
Increase in accrued expenses and other liabilities	498,803

Net cash provided by operating activities	76,762,468

Financing activities
Proceeds from draws on credit facility	101,000,000
Principal repayments on credit facility	(122,000,000)
Redemption of Series Z preferred equity	(23,500)
Dividends paid on Series A preferred equity facility	(1,456,281)
Distributions paid to common shareholders	(51,200,000)
Dividends paid to Series Z preferred shareholders	(752)

Net cash used in financing activities	(73,680,533)

Net increase in cash and cash equivalents	3,081,935
Cash and cash equivalents at beginning of year	7,749,743

Cash and cash equivalents at end of year	$10,831,678

Supplemental cash flow information
Interest payments	$325,466

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

1. Organization and Nature of Operations

        Special Value Continuation Fund, LLC (the "Company"), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the "Partnership"), of which the Company owns 100% of the common limited partner interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high-yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

        The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. Investment operations commenced and initial funding was received on July 31, 2006.

        These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

        The General Partner of the Partnership is SVOF/MM, LLC ("SVOF/MM"). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC ("TCP"), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

        Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership's assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common shares and preferred interests voting together as a single class.

Company Structure

        Total capitalization of the consolidated Company is approximately $678.8 million, consisting of approximately $419.0 million of initial contributed common equity, an approximately $9.8 million initial general partner interest (the "GP Interest") in the Partnership held by SVOF/MM, $134 million of preferred limited partner interests in the Partnership (the "Series A Preferred"), and $116 million

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

1. Organization and Nature of Operations – (continued)

under a senior secured revolving credit facility issued by the Partnership (the "Senior Facility"). The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

        The Company will liquidate and distribute its assets and will be dissolved on July 31, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on July 31, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partner interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to July 31, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

        At December 31, 2011, the Partnership had 6,700 Series A preferred limited partner interests (the "Series A Preferred") issued and outstanding with a liquidation preference of $20,000 per Preferred Limited Interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2011, the Partnership was in full compliance with such requirements.

        The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.85% or, in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.85% or (ii) the CP Conduit's cost of funds rate plus 0.85%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies – (continued)

expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

        All of the Company's investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interest. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

        Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

        Fair valuations of investments are determined under guidelines adopted by the Partnership's Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership's investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company's assets.

        Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies – (continued)

portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

        Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

        At December 31, 2011, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$5,595,765	$2,502,152
2	Other observable market inputs*	23,837,668	86,131,333	—
3	Independent third-party pricing sources that employ significant unobservable inputs	159,949,811	24,061,229	68,114,764
3	Investment Manager valuations with significant unobservable inputs	51,436	7,464,188	1,252,190

Total		$183,838,915	$123,252,515	$71,869,106

*
For example, quoted prices in inactive markets or quotes for comparable instruments.

        Changes in investments categorized as Level 3 during the year ended December 31, 2011 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$113,346,599	$49,978,032	$117,368,154
Net realized and unrealized gains (losses)	1,827,187	(11,291,435)	(4,047,653)
Acquisitions	133,199,048	7,637,829	8,717,193
Dispositions	(86,909,992)	(23,566,434)	(52,836,899)
Transfers into Level 3**	—	13,168,606	—
Transfers out of Level 3†	(13,378,400)	—	—
Reclassifications within Level 3‡	11,865,369	(11,865,369)	(1,086,031)

Ending balance	$159,949,811	$24,061,229	$68,114,764
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$2,661,964	$(10,393,953)	$(5,609,802)

**
Comprised of one investment that transferred from Level 2 due to decreased trading volumes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies – (continued)

†
Comprised of one investment that transferred to Level 2 due to increased trading volumes.

‡
Comprised of one investment with a beginning-of-period fair value of $11,865,369 that was reclassified as bank debt and one investment with a beginning-of-period fair value of $1,086,031 that transferred to Investment Manager Valuation.

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$63,163	$—	$4,314,940
Net realized and unrealized gains (losses)	4,096	74,605	(1,351,030)
Acquisitions	—	7,389,583	747
Dispositions	(15,823)	—	(2,798,498)
Reclassifications within Level 3#	—	—	1,086,031

Ending balance	$51,436	$7,464,188	$1,252,190
Net change in unrealized appreciation/ depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,096	$—	$(3,392,686)

#
Comprised of one investment that transferred from Independent Third Party Valuation.

        During the year ended December 31, 2011, one investment with a beginning-of-period fair value of $3,477,314 transferred from Level 2 to Level 1 following commencement of active trading on a national exchange.

Investment Transactions

        The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Partnership's policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies – (continued)

defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

        The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2011, the Partnership held foreign currency denominated investments comprising approximately 2.9% of the Partnership's total investments. Such positions were converted at the closing rate in effect at December 31, 2011 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap, forward currency and option transactions. All derivatives are recognized as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies – (continued)

        Gains and losses from derivative transactions during the year ended December 31, 2011 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross currency basis swap	$—	$152,446
Forward currency contracts	(572,621)	—
Currency options	(430,004)	266,647

        Valuations of swaps held at December 31, 2011 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, may be classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

        Costs of approximately $3.5 million were incurred in connection with placing the Partnership's Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Purchase Discounts

        The majority of the Partnership's high-yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

        The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership's income or loss is reported in the partners' income tax returns. As of December 31, 2011, all tax years of the Company and the Partnership since January 1, 2008 remain subject to examination by federal tax authorities. No such examinations are currently pending.

        Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. At December 31, 2011, the Company reclassified $645,829 in foreign currency gains from accumulated net realized losses to accumulated net investment income.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

2. Summary of Significant Accounting Policies – (continued)

Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

        As of December 31, 2011, the tax-basis components of distributable earnings (accumulated deficit) applicable to the common shareholders of the Company and unrealized appreciation (depreciation) and cost of investments (including derivatives) were as follows:

Undistributed ordinary income	$13,465,380
Capital loss carryforwards	(45,091,898)
Unrealized appreciation	$46,625,755
Unrealized depreciation	(141,284,161)

Net unrealized depreciation	(94,658,406)
Cost	$473,791,366

        The Company's capital loss carryforwards will be used to offset capital gains in succeeding taxable years. $1,699,716, $8,632,349, and $34,759,833 of the carryforwards will expire after 2016, 2017, and 2018, respectively. Distributions and the net change in accumulated distributions to holders of the Series A Preferred are treated as distributions of ordinary income for federal tax purposes.

        All distributions to common and Series Z shareholders during the years ended December 31, 2011 and 2010 were treated as distributions of ordinary income.

3. Allocations and Distributions

        Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date. Distributions to the common shareholders of the Company are generally based on distributions received from the Partnership, less any Company-level expenses.

        Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

        The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders are determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2011, the Company had declared $192,497,000 in distributions to the common shareholders since inception.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

4. Management and Advisory Fees and Other Expenses

        The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

        The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

        The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the "Senior Facility"), pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

        Advances under the Senior Facility bear interest at LIBOR plus 0.44% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.44% or the CP Conduit's cost of funds plus 0.44%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at December 31, 2011 was 0.87%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2011, the Partnership was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

        In the normal course of business, the Partnership's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership's custodian. These activities may expose the Company and the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk – (continued)

        Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications, and are engaged from time to time in various legal actions. The maximum exposure of the Company and the Partnership under these arrangements and activities is unknown. However, the Company and the Partnership expect the risk of material loss to be remote.

        The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of $402,714 at December 31, 2011. These instruments are reflected at fair value in the Consolidated Statement of Investments and may be drawn up to the principal amount shown.

7. Related Parties

        The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At December 31, 2011, amounts reimbursable to the Investment Manager totaled $226,100, as reflected in the Consolidated Statement of Assets and Liabilities.

8. Series Z Preferred Capital

        The Company issued, at inception, 47 shares of Series Z preferred interests. The Series Z preferred shares had a liquidation preference of $500 per share plus accumulated but unpaid dividends and paid dividends at an annual rate equal to 8% of the liquidation preference. On May 24, 2011, the Company redeemed all of the outstanding Series Z preferred shares.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

9. Financial Highlights

	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Common Share
Net asset value, beginning of year	$630.59	$555.86	$467.22	$936.95	$1,036.13
Investment operations:
Net investment income	108.86	92.87	42.80	53.75	166.54
Net realized and unrealized gain (loss)	(92.80)	75.48	86.27	(499.51)	(28.73)
Distributions to minority interestholder from:
Net investment income	—	—	—	—	(29.74)
Net realized gains	—	—	—	—	(17.76)
Returns of capital	—	—	—	—	(1.30)
Net change in undistributed earnings of minority interest holder	—	—	—	7.52	24.89
Dividends on Series A preferred equity facility	(3.48)	(3.60)	(6.07)	(14.21)	(19.96)
Net change in accumulated dividends on Series A preferred equity facility	(0.21)	(0.02)	1.92	1.82	0.35
Dividends to Series Z preferred shareholders from:
Net investment income	—	(0.01)	—	(0.01)	—
Net change in reserve for dividends to Series Z preferred shareholders	—	—	—	0.01	—

Total from investment operations	12.37	164.72	124.92	(450.63)	94.29
Distributions to common shareholders from:
Net investment income	(75.19)	(89.99)	(36.28)	(19.10)	(117.36)
Net realized gains	—	—	—	—	(71.03)
Returns of capital	—	—	—	—	(5.08)

Total distributions to common shareholders	(75.19)	(89.99)	(36.28)	(19.10)	(193.47)

Net asset value, end of year	$567.77	$630.59	$555.86	$467.22	$936.95

Return on invested assets(1)	3.0%	20.4%	19.3%	(31.7)%	11.7%
Gross return to common shareholders	1.9%	31.4%	27.3%	(49.3)%	11.4%
Less: Allocation to General Partner of Special Value Continuation Partners, LP	0.0%	0.0%	0.0%	0.5%	(2.2)%

Return to common shareholders(2)	1.9%	31.4%	27.3%	(48.8)%	9.2%

Ratios to average common equity:(3)
Net investment income(4)	17.6%	15.5%	8.7%	6.9%	12.8%
Expenses	3.6%	3.6%	4.5%	4.5%	4.6%
Expenses and General Partner allocation	3.6%	3.6%	4.5%	3.5%	6.9%
Ending common shareholder equity	$237,870,874	$264,187,584	$232,879,791	$195,745,577	$392,541,013
Portfolio turnover rate	42.8%	47.4%	44.2%	33.3%	64.6%
Weighted-average debt outstanding	$42,038,356	$31,663,014	$26,882,192	$123,873,973	$162,460,274
Weighted-average interest rate on debt	0.8%	0.7%	1.0%	3.7%	5.8%
Weighted-average number of shares	418,956	418,956	418,956	418,956	418,956
Average debt per share	$100.34	$75.58	$64.16	$295.67	$387.77
Annualized Inception-to-Date Performance Data as of December 31, 2011:
Return on invested assets(1)	3.8%
Internal rate of return(5)	0.7%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2011

9. Financial Highlights – (continued)

	December 31,
	2011	2010	2009	2008	2007
Asset Coverage:
Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,070	$20,056	$20,055	$20,175	$20,289
Asset coverage per interest	$49,251	$48,770	$42,350	$43,343	$43,443
Series Z Preferred Shares:
Shares outstanding	—	47	47	47	47
Involuntary liquidation value per share	$—	$501	$540	$500	$557
Asset coverage per share	$—	$1,217	$1,141	$1,075	$1,192
Senior Secured Revolving Credit Facility:
Debt outstanding	$29,000,000	$50,000,000	$75,000,000	$34,000,000	$207,000,000
Asset coverage per $1,000 of debt outstanding	$13,803	$8,958	$5,893	$10,525	$3,534

(1)
Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)
Returns (net of dividends on the preferred equity facility, allocations to General Partner and fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(3)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(4)
Net of income and expense allocation to the General Partner.

(5)
Net of dividends on the preferred equity facility of the Partnership, allocation to the General Partner, and fund expenses, including financing costs and management fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2011

Security	Value, Beginning of Year	Acquisitions	Dispositions	Value, End of Year
Anacomp, Inc., Class A Common Stock	$1,086,031	$—	$—	$740,761
EPMC HoldCo, LLC, Membership Units	40,727,138	—	(24,308,286)	5,264,007
ESP Holdings, Inc., 15% PIK, Preferred Stock	3,005,832	—	—	3,287,872
ESP Holdings, Inc., Common Stock	7,565,535	—	—	7,473,887
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	5,321,627	887,719	—	6,240,393
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15	4,040,000	—	(4,200,000)	—
International Wire Group Holdings, Inc., Common Stock	43,468,524	—	(14,111,830)	30,077,606
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15	—	20,000,000	(2,000,000)	18,180,000
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	719,200	—	(54,853)	624,066
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	723,647	—	(53,676)	630,208
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	558,944	—	(104,129)	414,963
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	695,004	—	(93,311)	563,575
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	849,983	—	(63,020)	739,958
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	—	5,329,739	(735,499)	5,014,613
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	—	5,351,577	(642,268)	5,192,014
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	311,102	54,853	(59,882)	467,137
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	307,754	53,676	(59,735)	458,665
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	375,796	104,129	(60,360)	686,303
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	357,648	93,311	(68,854)	612,589
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	338,830	63,020	(71,463)	498,602
United N659UA-767, LLC (N659UA)	—	2,235,686	(674,712)	2,274,815
United N661UA-767, LLC (N661UA)	—	2,170,785	(607,783)	2,205,523

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the 1940 Act due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers
December 31, 2011

Investment	Acquisition Date	Cost
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010	$—
Bally Total Fitness Holding Corporation, Common Stock	4/30/10	45,186,963
Bally Total Fitness Holding Corporation, Warrants	4/30/10	—
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11	12,322,875
DeepOcean Group Holding AS, Common Stock	5/13/11	3,477,627
Encompass Digital Media Group, Inc., Common Stock	1/15/10	883,196
GSI Group, Inc., Common Stock	8/20/08	753,225
Integra Telecom, Inc., Common Stock	11/19/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	8,753,309
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/29/07	26,162,416
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011	1,396
Shop Holding, LLC, Class A Units	6/2/11	462,576
Shop Holdings, LLC, Warrants to Purchase Class A Units	6/2/11	—
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,100,348
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11	7,389,583

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Special Value Continuation Fund, LLC

        We have audited the accompanying consolidated statement of assets and liabilities of Special Value Continuation Fund, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2010, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2010, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Special Value Continuation Fund, LLC at December 31, 2010, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

February 15, 2011

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities
December 31, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $390,045,229)	$347,820,185
Controlled companies (cost $26,711,048)	1,086,031
Other affiliates (cost $74,143,011)	104,128,656

Total investments (cost $490,899,288)	453,034,872
Cash and cash equivalents	7,749,743
Accrued interest income:
Unaffiliated issuers	5,183,557
Other affiliates	212,713
Receivable for investment securities sold	5,261,224
Deferred debt issuance costs	1,577,801
Currency options (cost $607,971)	403,826
Unrealized appreciation on swaps	19,978
Prepaid expenses and other assets	195,444

Total assets	473,639,158

Liabilities
Credit facility payable	50,000,000
Distribution payable	19,700,000
Payable for investment securities purchased	3,938,116
Management and advisory fees payable	565,599
Currency options written (proceeds $129,404)	191,906
Payable to the Investment Manager	92,825
Interest payable	79,602
Accrued expenses and other liabilities	482,130

Total liabilities	75,050,178

Preferred stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 shares issued and outstanding	23,500
Accumulated dividends on Series Z preferred stock	27

Total Series Z preferred stock	23,527

Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated dividends on Series A preferred equity facility	377,869

Total preferred limited partner interests	134,377,869

Net assets applicable to common shareholders	$264,187,584

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares issued and outstanding	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,742,957
Accumulated net investment income	307,266
Accumulated net realized losses	(62,845,458)
Accumulated net unrealized depreciation	(38,017,573)
Accumulated dividends to Series Z preferred shareholders	(27)

Net assets applicable to common shareholders	$264,187,584

Common stock, NAV per share	$630.59

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2010
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (70.83%)
Bank Debt (36.02%)(1)
Book, Periodical, and Music Stores (1.81%)
Borders Group, Inc., Term Loan, LIBOR+12.25%, due 4/1/14	$8,492,090	$8,322,248	1.81%
Business Support Services (5.61%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/30/15	$25,841,391	25,841,391	5.61%
Commercial and Industrial Machinery and Equipment Rental and Leasing (2.26%)
AerCap Holdings N.V., 1st Lien Secured Term Loan, 10.25%, due 12/3/15 – (Netherlands)	$10,411,593	10,411,593	2.26%
Communications Equipment Manufacturing (2.90%)
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR+3.25%, due 8/10/14	$14,701,538	13,378,399	2.90%
Computer and Peripheral Equipment Manufacturing (1.35%)
Targus Group, 1st Lien Term Loan, LIBOR+5.75% Cash+2% PIK, due 11/22/12	$6,641,757	6,210,043	1.35%
Electric Power Generation, Transmission and Distribution (2.42%)
La Paloma Generating Company, Residual Bank Debt(3)	$23,218,322	63,163	0.01%
Texas Competitive Electric Holdings Company, LLC, B3 Term Loan, LIBOR+3.5%, due 10/10/14	$7,567,585	5,853,270	1.27%
Texas Competitive Electric Holdings Company, LLC, Delayed Draw Term Loan, LIBOR+3.5%, due 10/10/14	$6,836,079	5,254,286	1.14%

Total Electric Power Generation, Transmission and Distribution		11,170,719
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.73%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR+6.5%, due 10/2/13	$263,976	223,059	0.05%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR+6.5%, due 10/2/13	$3,715,001	3,139,176	0.68%

Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing		3,362,235
Offices of Real Estate Agents and Brokers (1.64%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$6,891,566	7,550,572	1.64%
Other Financial Investment Activities (4.02%)
American Capital, Ltd., Senior Secured 1st Lien Term Loan, LIBOR+5.5%, due 12/31/13	$8,201,845	8,257,208	1.79%
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR+5%, due 12/14/14	$13,535,117	10,261,310	2.23%

Total Other Financial Investment Activities		18,518,518
Other General Merchandise Stores (2.46%)
Conn Appliances, Inc., Term Loan, LIBOR+11.5%, due 11/30/14	$11,340,270	11,340,270	2.46%

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Other Investment Pools and Funds (0.78%)
Vion Holdings II, LLC, Senior Secured Term Loan, LIBOR+11%, due 2/27/12	$ 3,602,178	$3,602,178	0.78%
Radio and Television Broadcasting (4.55%)
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	$ 2,343,750	1,062,500	0.23%
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$19,212,797	19,885,245	4.32%

Total Radio and Television Broadcasting		20,947,745
Software Publishers (1.58%)
EAM Software Finance Pty, Ltd., 1st Lien Senior Secured Tranche A Term Loan, BBSY+2.25% Cash+1.5% PIK, due 5/10/13 – (Australia)(4)	AUD 3,062,730	2,859,858	0.62%
EAM Software Finance Pty, Ltd., 1st Lien Senior Secured Tranche B Term Loan, BBSY+2.25% Cash+1.5% PIK, due 11/10/13 – (Australia)(4)	AUD 4,985,422	4,435,826	0.96%

Total Software Publishers		7,295,684
Support Activities for Mining (1.34%)
Trico Marine Services, Inc., 1st Lien Term Loan, LIBOR+15.5%, due 12/31/11	$ 2,621,833	2,621,833	0.57%
Trico Shipping AS, 1st Lien Term Loan A, 13.5%, due 7/1/14 – (Norway)	$ 3,431,822	3,380,344	0.73%
Trico Shipping AS, Priority 1st Lien Term Loan A, 13.5%, due 9/21/11 – (Norway)	$ 129,000	129,000	0.03%
Trico Shipping AS, Priority 1st Lien Term Loan B, 13.5%, due 9/21/11 – (Norway)	$ 60,000	60,000	0.01%

Total Support Activities for Mining		6,191,177
Wired Telecommunications Carriers (2.57%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR+2.75%, due 8/9/15 – (Netherlands)(4)	€ 2,084,507	2,315,621	0.50%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR+7.25%, due 4/15/15	$ 1,980,401	1,996,904	0.43%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR+3.5%, due 8/9/16 – (Netherlands)(4)	€ 4,927,729	4,896,990	1.06%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR+5.5%, due 2/16/17 – (Netherlands)(4)	€ 2,535,452	2,653,677	0.58%

Total Wired Telecommunications Carriers		11,863,192

Total Bank Debt (Cost $159,318,746)		166,005,964

Other Corporate Debt Securities (34.81%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (3.18%)
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR+4.875%, due 11/15/13	$10,446,000	9,051,041	1.96%
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$ 6,773,000	5,621,590	1.22%

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		14,672,631

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Aerospace Product and Parts Manufacturing (1.56%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$7,462,000	$5,663,882	1.23%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875% Cash or 9.625% PIK, due 4/1/15	$1,979,000	1,508,988	0.33%

Total Aerospace Product and Parts Manufacturing		7,172,870
Architectural, Engineering, and Related Services (3.63%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$10,985,000	8,678,150	1.88%
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash+2% PIK, due 11/1/14	$2,651,940	2,718,238	0.59%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15(2),(5)	$5,321,627	5,321,627	1.16%

Total Architectural, Engineering, and Related Services		16,718,015
Data Processing, Hosting, and Related Services (0.62%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$2,066,000	2,058,253	0.45%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17(5)	$703,000	808,450	0.17%

Total Data Processing, Hosting, and Related Services		2,866,703
Full-Service Restaurants (2.86%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13(5)	$12,693,000	13,168,607	2.86%
Gambling Industries (1.54%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$7,695,000	7,079,400	1.54%
Industrial Machinery Manufacturing (1.50%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14(5)	$6,912,000	6,912,000	1.50%
Metal and Mineral (except Petroleum) Merchant Wholesalers (1.50%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$7,839,000	6,917,918	1.50%
Nonferrous Metal (except Aluminum) Production and Processing (0.88%)
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15(2),(5)	$4,000,000	4,040,000	0.88%
Oil and Gas Extraction (0.90%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$2,904,000	2,850,276	0.62%
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,342,000	1,295,030	0.28%

Total Oil and Gas Extraction		4,145,306
Other Information Services (3.60%)
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11(5)	$16,585,527	16,585,527	3.60%
Other Professional, Scientific, and Technical Services (1.51%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12 – (UK/France/Germany)(5)	$7,884,000	6,977,340	1.51%

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.67%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	$16,910,207	3.67%
Scheduled Air Transportation (2.57%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16(5)	$3,352,402	4,517,362	0.98%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(5)	$532,150	719,200	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(5)	$533,466	723,647	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13(5)	$3,015,652	3,801,229	0.82%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(5)	$478,139	558,944	0.12%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(5)	$580,622	695,004	0.15%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(5)	$626,369	849,983	0.18%

Total Scheduled Air Transportation		11,865,369
Wired Telecommunications Carriers (5.29%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16(5)	$9,830,000	10,739,275	2.33%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR+4.5% Cash+7.5% PIK, due 8/16/17 – (Netherlands)(4),(5)	€17,942,492	9,293,508	2.02%
Zayo Group, LLC, Senior Secured 1st Lien Notes, 10.25%, due 3/15/17	$3,933,000	4,316,468	0.94%

Total Wired Telecommunications Carriers		24,349,251

Total Other Corporate Debt Securities (Cost $160,318,329)		160,381,144

Total Debt Investments (Cost $319,637,075)		326,387,108

Equity Securities (27.49%)
Architectural, Engineering, and Related Services (2.32%)
Alion Science & Technology Corporation, Warrants(3)	2,620	135,690	0.03%
ESP Holdings, Inc., 15% PIK, Preferred Stock(2),(5),(6)	20,297	3,005,832	0.65%
ESP Holdings, Inc., Common Stock(2),(3),(5),(6)	88,670	7,565,535	1.64%

Total Architectural, Engineering, and Related Services		10,707,057
Business Support Services (0.26%)
STG-Fairway Holdings, LLC, Class A Units(3),(5)	86,138	1,186,982	0.26%
Data Processing, Hosting, and Related Services (0.24%)
Anacomp, Inc., Class A Common Stock(2),(3),(5),(8)	1,255,527	1,086,031	0.24%
Depository Credit Intermediation (0.32%)
Doral Financial Corporation, Common Stock(3)	1,077,794	1,487,356	0.32%
Industrial Machinery Manufacturing (0.76%)
GSI Group, Inc., Common Stock(3),(5)	328,669	3,477,314	0.76%

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Company

Investment	Shares	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests(3),(5)	29	$1,681	—
Nonferrous Metal (except Aluminum) Production and Processing (9.43%)
International Wire Group, Inc., Common Stock(2),(5),(6)	1,979,441	43,468,524	9.43%
Other Amusement and Recreation Industries (0.04%)
Bally Total Fitness Holding Corporation, Common Stock(3),(5)	6,058	152,693	0.03%
Bally Total Fitness Holding Corporation, Warrants(3),(5)	10,924	52,435	0.01%

Total Other Amusement and Recreation Industries		205,128
Other Electrical Equipment and Component Manufacturing (8.84%)
EP Management Corporation, Common Stock(2),(5),(6),(7),(9)	1,312,720	40,727,138	8.84%
Other Information Services (2.43%)
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock(3),(5)	4,063,914	11,196,083	2.43%
Radio and Television Broadcasting (0.18%)
Encompass Digital Media Group, Inc., Common Stock(3),(5)	183,824	842,189	0.18%
Scheduled Air Transportation (0.37%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)(5)	28	311,102	0.07%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)(5)	28	307,754	0.07%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)(5)	32	375,796	0.08%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)(5)	30	357,648	0.08%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)(5)	28	338,830	0.07%

Total Scheduled Air Transportation		1,691,130
Semiconductor and Other Electronic Component Manufacturing (0.86%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	352	3,939,514	0.86%
Support Activities for Air Transportation (0.01%)
Alabama Aircraft Industries, Inc., Common Stock(3),(5)	164,636	32,927	0.01%
Wired Telecommunications Carriers (1.43%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	6,495,017	1.41%
Integra Telecom, Inc., Warrants(3),(5)	346,939	5,100	—
NEF Kamchia Co-Investment Fund, LP Interest – (Cayman Islands)(3),(4),(5)	2,455,500	98,593	0.02%

Total Wired Telecommunications Carriers		6,598,710

Total Equity Securities (Cost $171,262,213)		126,647,764

Total Investments (Cost $490,899,288) (10)		453,034,872

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Cash and Cash Equivalents (1.68%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.10%, Collateralized by Federal Farm Credit Bank Bonds	$2,000,006	$2,000,006	0.43%
General Electric Capital Corporation Company, Commercial Paper, 0.03%, due 1/3/11	$4,500,000	4,499,993	0.98%
Cash Denominated in Foreign Currencies	CAD 15,078	15,109	—
Cash Denominated in Foreign Currencies	€ 13,022	17,429	—
Cash Denominated in Foreign Currencies	£ 35,597	55,574	0.01%
Cash Denominated in Foreign Currencies	AUD 671,232	686,872	0.15%
Cash Held on Account at Various Institutions(11)	$ 474,760	474,760	0.11%

Total Cash and Cash Equivalents		7,749,743

Total Cash and Investments		$460,784,615	100.00%

Notes to Consolidated Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Affiliated issuer — as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currencies. Amortized cost and fair value converted from foreign currencies to US dollars.

(5)
Restricted security.

(6)
Investment is not a controlling position.

(7)
The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Issuer is a controlled company.

(9)
EP Management Corporation declared and paid an $11.04 per share dividend, or $14,492,428 total to the Partnership, in January of 2011.

(10)
Includes investments with an aggregate market value of $21,226,675 that have been segregated to collateralize certain unfunded commitments.

(11)
Includes $283,050 posted as collateral against currency options written.

        Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $269,849,738 and $192,419,667, respectively.

        Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Company

        The total value of restricted securities and bank debt as of December 31, 2010 was $376,742,385, or 81.76% of total cash and investments of the Company.

        Options and swaps at December 31, 2010 were as follows:

Instrument	Notional Amount	Fair Value
Currency Options
Long
AUD Put Option, $0.818975, expires 6/28/11	AUD 461,433	$2,156
AUD Put Option, $0.818975, expires 12/28/11	430,671	7,877
AUD Put Option, $0.818975, expires 6/27/12	430,671	12,956
AUD Put Option, $0.818975, expires 12/27/12	861,342	35,843
AUD Put Option, $0.818975, expires 5/8/13	885,119	43,888
AUD Put Option, $0.818975, expires 11/6/13	4,984,477	301,106
Short
AUD Call Option, $1.108025, expires 6/28/11	(461,433)	(3,184)
AUD Call Option, $1.108025, expires 12/28/11	(430,671)	(6,723)
AUD Call Option, $1.108025, expires 6/27/12	(430,671)	(8,616)
AUD Call Option, $1.108025, expires 12/27/12	(861,342)	(20,007)
AUD Call Option, $1.108025, expires 5/8/13	(885,119)	(21,945)
AUD Call Option, $1.108025, expires 11/16/13	(4,984,477)	(131,431)

Net Currency Options		$211,920

Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$ 6,040,944	$19,978

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations
Year Ended December 31, 2010

Investment income
Interest income:
Unaffiliated issuers	$29,158,784
Controlled companies	1,051,064
Other affiliates	2,200,971
Dividend income:
Unaffiliated issuers	280,139
Other affiliates	13,267,785
Other income:
Unaffiliated issuers	1,809,024
Other affiliates	33,445

Total investment income	47,801,212

Operating expenses
Management and advisory fees	6,787,188
Legal fees, professional fees and due diligence expenses	480,026
Amortization of deferred debt issuance costs	440,289
Interest expense	234,582
Commitment fees	218,935
Director fees	181,695
Insurance expense	136,366
Custody fees	85,386
Other operating expenses	330,212

Total expenses	8,894,679

Net investment income	38,906,533
Net realized and unrealized gain
Net realized gain:
Investments in affiliates	10,527,629
Investments in unaffiliated issuers	8,147,980

Net realized gain	18,675,609
Net change in net unrealized appreciation/depreciation	12,945,410

Net realized and unrealized gain	31,621,019

Dividends paid on Series A preferred equity facility	(1,508,341)
Net change in accumulated dividends on Series A preferred equity facility	(9,532)
Dividends paid to Series Z preferred shareholders	(3,750)
Net change in reserve for dividends to Series Z preferred shareholders	1,864

Net increase in net assets applicable to common shareholders resulting from operations	$69,007,793

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net assets applicable to common shareholders, beginning of year	$232,879,791	$195,745,577
Net investment income	38,906,533	17,932,832
Net realized gain (loss)	18,675,609	(62,643,798)
Net change in unrealized appreciation/depreciation	12,945,410	98,786,144
Dividends on Series A preferred equity facility	(1,508,341)	(2,544,220)
Net change in accumulated dividends on Series A preferred equity facility	(9,532)	805,131
Dividends to Series Z preferred shareholders from net investment income	(3,750)	—
Net change in reserve for dividends to Series Z preferred shareholders	1,864	(1,875)

Net increase in net assets applicable to common shareholders resulting from operations	69,007,793	52,334,214
Distributions to common shareholders from:
Net investment income	(37,700,000)	(15,200,000)

Net assets applicable to common shareholders, end of year (including accumulated net investment income of $307,266 and $1,158,031, respectively)	$264,187,584	$232,879,791

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows
Year Ended December 31, 2010

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$69,007,793
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized gain	(18,675,609)
Net change in unrealized appreciation/depreciation	(12,887,856)
Dividends paid on Series A preferred equity facility	1,508,341
Dividends paid to Series Z preferred shareholders	3,750
Net change in accumulated dividends on Series A preferred equity facility	9,532
Net change in reserve for dividends to Series Z preferred shareholders	(1,864)
Accretion of original issue discount	(488,138)
Net accretion of market discount/premium	(1,096,529)
Income from paid in-kind capitalization	(7,012,011)
Amortization of deferred debt issuance costs	440,289
Changes in assets and liabilities:
Purchases of investment securities	(262,837,727)
Proceeds from sales, maturities and paydowns of investments	192,419,667
Increase in accrued interest income – unaffiliated issuers	(1,269,287)
Decrease in accrued interest income – controlled companies	4,181
Decrease in accrued interest income – other affiliates	141,080
Increase in receivable for investments sold	(3,449,805)
Increase in prepaid expenses and other assets	(107,146)
Decrease in payable for investments purchased	(8,811,316)
Increase in payable to affiliate	92,825
Increase in interest payable	33,547
Decrease in accrued expenses and other liabilities	(14,339)

Net cash used in operating activities	(52,990,622)

Financing activities
Proceeds from draws on credit facility	192,000,000
Principal repayments on credit facility	(217,000,000)
Dividends paid on Series A preferred equity facility	(1,508,341)
Distributions paid to common shareholders	(24,200,000)
Dividends paid to Series Z preferred shareholders	(3,750)

Net cash used in financing activities	(50,712,091)

Net decrease in cash and cash equivalents	(103,702,713)
Cash and cash equivalents at beginning of year	111,452,456

Cash and cash equivalents at end of year	$7,749,743

Supplemental cash flow information:
Interest payments	$201,035
Tax payments	21,751

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

1. Organization and Nature of Operations

        Special Value Continuation Fund, LLC (the "Company"), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the "Partnership"), of which the Company owns 100% of the common limited partner interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

        The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. Investment operations commenced and initial funding was received on July 31, 2006.

        These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

        The General Partner of the Partnership is SVOF/MM, LLC ("SVOF/MM"). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC ("TCP"), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

        Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership's assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common shares and preferred interests voting together as a single class.

Company Structure

        Total capitalization of the consolidated Company is approximately $678.8 million, consisting of approximately $419.0 million of initial contributed common equity, an approximately $9.8 million initial general partner interest (the "GP Interest") in the Partnership held by SVOF/MM, $134 million of preferred limited partner interests in the Partnership (the "Series A Preferred"), $116 million under a

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

1. Organization and Nature of Operations – (continued)

senior secured revolving credit facility issued by the Partnership (the "Senior Facility") and $23,500 in Series Z preferred shares of the Company. The GP Interest in the Partnership is shown as a minority interest in these consolidated financial statements. The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

        The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partner interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

        At December 31, 2010, the Partnership had 6,700 Series A preferred limited partner interests (the "Series A Preferred") issued and outstanding with a liquidation preference of $20,000 per Preferred Limited Interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2010, the Partnership was in full compliance with such requirements.

        The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75% or, in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit's cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

        All of the Company's investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interest. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

        Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

        Fair valuations of investments are determined under guidelines adopted by the Partnership's Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership's investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company's assets.

        Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

        Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period. At December 31, 2010, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$7,079,400	$1,487,356
2	Other observable market inputs*	52,596,202	103,323,712	3,477,314
3	Independent third-party pricing sources that employ significant unobservable inputs	113,346,599	49,978,032	117,368,154
3	Internal valuations with significant unobservable inputs	63,163	—	4,314,940

Total		$166,005,964	$160,381,144	$126,647,764

*
For example, quoted prices in inactive markets or quotes for comparable instruments.

        Changes in investments categorized as Level 3 during the year ended December 31, 2010 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$45,255,960	$73,392,113	$96,160,272
Net realized and unrealized gains (losses)	8,512,039	(6,830,818)	3,641,603
Net acquisitions and dispositions	59,578,600	(16,583,263)	(994,890)
Reclassifications within Level 3†	—	—	18,662,610
Transfers out of Level 3	—	—	(101,441)

Ending balance	$113,346,599	$49,978,032	$117,368,154
Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$7,165,165	$(8,719,442)	$2,884,857

†
Comprised of $20,389,788 reclassified from Investment Manager Valuation to Independent Third Party Valuation, and $1,727,178 reclassified from Independent Third Party Valuation to Investment Manager Valuation.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$211,507	$793,632	$20,389,788
Net realized and unrealized gains	140,941	—	1,343,726
Net acquisitions and dispositions	(289,285)	(793,632)	1,038,241
Reclassifications within Level 3‡	—	—	(18,662,610)
Transfers into Level 3	—	—	205,795

Ending balance	$63,163	$—	$4,314,940
Net change in unrealized gains during the period on investments still held at period end (included in net realized and unrealized gains above)	$140,941	$—	$1,913,150

‡
Comprised of $20,389,788 reclassified from Investment Manager Valuation to Independent Third Party Valuation, and $1,727,178 reclassified from Independent Third Party Valuation to Investment Manager Valuation.

        During the year ended December 31, 2010, one investment with a beginning-of-period fair value of $914,713 transferred from Level 2 to Level 1 due to increased trading volumes.

Investment Transactions

        The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Partnership's policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

Restricted Investments

        The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2010, the Partnership held foreign currency denominated investments comprising approximately 5.9% of the Partnership's total investments. Such positions were converted at the closing rate in effect at December 31, 2010 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap and option transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

        Unrealized gains and losses from derivative transactions during the year ended December 31, 2010 were included in net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations as follows:

Instrument	Location	Unrealized Gain (Loss)
Cross-currency basis swaps	Net change in net unrealized depreciation on investments	$394,378
Currency options	Net change in net unrealized depreciation on investments	(266,648)

        Valuations of open swap and option transactions at December 31, 2010 were determined as follows:

Instrument	Level	Basis for Determining Fair Value	Aggregate Value
Cross-currency basis swaps	2	Other observable market inputs	$19,978
Currency options	2	Other observable market inputs	211,920

Debt Issuance Costs

        Costs of approximately $3.5 million were incurred in connection with placing the Partnership's Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the operations of the Company or the Partnership.

Purchase Discounts

        The majority of the Partnership's high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

        The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership's income or loss is reported in the partners' income tax returns. As of December 31, 2010, all tax years

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

of the Company and the Partnership since January 1, 2007 remain subject to examination by federal tax authorities. No such examinations are currently pending.

        Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. At December 31, 2010, the Company reclassified $557,426 in foreign currency losses from accumulated net realized losses to accumulated net investment income, and $21,751 in excise tax expenses from accumulated net investment income to paid-in capital. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

        As of December 31, 2010, the tax-basis components of distributable earnings (accumulated deficit) applicable to the common shareholders of the Company and unrealized appreciation (depreciation) and cost of investments (including derivatives) were as follows:

Undistributed ordinary income	$419,926
Capital loss carryforwards	(62,525,858)
Unrealized appreciation	$77,575,726
Unrealized depreciation	(115,686,812)

Net unrealized depreciation	(38,111,086)
Cost	$491,377,855

        The Company's capital loss carryforwards will be used to offset capital gains in succeeding taxable years. $19,133,625, $8,632,349, and $34,759,833 of the carryforwards will expire after 2016, 2017, and 2018, respectively. Distributions and the net change in accumulated distributions to holders of the Series A Preferred are treated as distributions of ordinary income for federal tax purposes.

        All distributions to common and Series Z shareholders during the years ended December 31, 2010 and 2009 were treated as distributions of ordinary income.

3. Allocations and Distributions

        Common distributions are generally based on the estimated taxable earnings of the Company, and are recorded on the ex-dividend date. Distributions to the common shareholders of the Company are generally based on distributions received from the Partnership, less any Company- level expenses and dividends to Series Z preferred shareholders.

        Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

3. Allocations and Distributions – (continued)

        The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders are determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2010, the Company had declared $160,997,000 in distributions to the common shareholders since inception.

        The Company's Series Z preferred share dividend rate is fixed at 8% per annum.

4. Management and Advisory Fees and Other Expenses

        The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

        The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

        The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the "Senior Facility"), pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

        Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit's cost of funds plus 0.375%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at December 31, 2010 was 0.64%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2010, the Partnership was in full compliance with such covenants.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

        In the normal course of business, the Partnership's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership's custodian. These activities may expose the Company and the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

        Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

        The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $11.6 million at December 31, 2010. These instruments are reflected at fair value in the Consolidated Statement of Investments and may be drawn up to the principal amount shown.

7. Related Parties

        The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company. At December 31, 2010, the Company had a payable to the Partnership, and the Partnership had a receivable from the Company, in the amount of $54,833, as reflected in the Consolidating Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2010, such reimbursable amounts totaled $92,825, as reflected in the Consolidated Statement of Assets and Liabilities.

8. Series Z Preferred Capital

        In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of December 31, 2010. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of the liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

9. Financial Highlights

	Year Ended December 31,				July 31, 2006 (Inception) to December 31, 2006
	2010	2009	2008	2007
Per Common Share
Net asset value, beginning of year	$555.86	$467.22	$936.95	$1,036.13	$1,000.00
Investment operations:
Net investment income	92.87	42.80	53.75	166.54	48.14
Net realized and unrealized gain (loss)	75.48	86.27	(499.51)	(28.73)	62.27
Distributions to minority interestholder from:
Net investment income	—	—	—	(29.74)	(7.98)
Net realized gains	—	—	—	(17.76)	(3.39)
Returns of capital	—	—	—	(1.30)	—
Net change in undistributed earnings of minority interest holder	—	—	7.52	24.89	(9.10)
Dividends on Series A preferred equity facility	(3.60)	(6.07)	(14.21)	(19.96)	(3.38)
Net change in accumulated dividends on Series A preferred equity facility	(0.02)	1.92	1.82	0.35	(4.98)
Dividends to Series Z preferred shareholders from:
Net investment income	(0.01)	—	(0.01)	—	—
Net change in reserve for dividends to Series Z preferred shareholders	—	—	0.01	—	—

Total from investment operations	164.72	124.92	(450.63)	94.29	81.58
Distributions to common shareholders from:
Net investment income	(89.99)	(36.28)	(19.10)	(117.36)	(31.90)
Net realized gains	—	—	—	(71.03)	(13.55)
Returns of capital	—	—	—	(5.08)	—

Total distributions to common shareholders	(89.99)	(36.28)	(19.10)	(193.47)	(45.45)

Net asset value, end of year	$630.59	$555.86	$467.22	$936.95	$1,036.13

Return on invested assets(1),(2)	20.4%	19.3%	(31.7)%	11.7%	8.4%
Gross return to common shareholders(1)	31.4%	27.3%	(49.3)%	11.4%	10.3%
Less: Allocation to General Partner of Special Value Continuation Partners, LP(1)	0.0%	0.0%	0.5%	(2.2)%	(2.1)%

Return to common shareholders(1),(3)	31.4%	27.3%	(48.8)%	9.2%	8.2%

Ratios to average common equity:(4),(6)
Net investment income(5)	15.5%	8.7%	6.9%	12.8%	10.4%
Expenses	3.6%	4.5%	4.5%	4.6%	5.7%
Expenses and General Partner allocation	3.6%	4.5%	3.5%	6.9%	7.7%
Ending common shareholder equity	$264,187,584	$232,879,791	$195,745,577	$392,541,013	$434,092,909
Portfolio turnover rate(1),(7)	47.4%	44.2%	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$31,663,014	$26,882,192	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate on debt	0.7%	1.0%	3.7%	5.8%	5.8%
Weighted-average number of shares	418,956	418,956	418,956	418,956	418,956
Average debt per share	$75.58	$64.16	$295.67	$387.77	$401.69

Annualized Inception-to-Date Performance Data as of December 31, 2010:

Return on invested assets(2)	4.0%
Internal rate of return(8)	0.4%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2010

9. Financial Highlights – (continued)

	December 31,
	2010	2009	2008	2007	2006
Asset Coverage:
Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,056	$20,055	$20,175	$20,289	$20,312
Asset coverage per interest	$48,770	$42,350	$43,343	$43,443	$41,521
Series Z Preferred Shares:
Shares outstanding	47	47	47	47	17
Involuntary liquidation value per share	$501	$540	$500	$557	$516
Asset coverage per share	$1,217	$1,141	$1,075	$1,192	$1,056
Senior Secured Revolving Credit Facility:
Debt outstanding	$50,000,000	$75,000,000	$34,000,000	$207,000,000	$266,000,000
Asset coverage per $1,000 of debt outstanding	$8,958	$5,893	$10,525	$3,534	$3,080

(1)
Not annualized for periods of less than one year.

(2)
Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to General Partner and fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)
Annualized for periods of less than one year, except for allocations to the General Partner.

(5)
Net of income and expense allocation to the General Partner.

(6)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)
Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(8)
Net of dividends on the preferred equity facility of the Partnership, allocation to the General Partner, and fund expenses, including financing costs and management fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2010

Security	Value, Beginning of Year	Acquisitions	Dispositions	Value, End of Year
Anacomp, Inc., Class A Common Stock	$2,783,811	$—	$—	$1,086,031
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13	9,138,218	765,729	(11,516,574)	—
EaglePicher Corporation, 1st Lien Tranche B Term Loan LIBOR + 4.5%, due 12/31/12	7,827,719	—	(7,827,719)	—
EP Management Corporation, Common Stock	43,313,196	—	—	40,727,138
ESP Holdings, Inc., 15% PIK, Preferred Stock	5,412,228	—	(3,009,337)	3,005,832
ESP Holdings, Inc., Common Stock	20,389,788	—	—	7,565,535
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	6,592,331	1,283,665	(2,688,906)	5,321,627
International Wire Group, Inc., Common Stock	31,869,000	—	—	43,468,524
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15	—	8,990,670	(5,331,900)	4,040,000
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	10,091,445	—	(11,160,269)	—
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note, LIBOR + 7.5%, due 7/31/14	8,144,989	—	(8,281,636)	—
ITC^DeltaCom, Inc., Common Stock	20,146,626	—	(32,669,957)	—

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the 1940 Act due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers
December 31, 2010

Investment	Acquisition Date	Cost
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010	$723,914
Alabama Aircraft Industries, Inc., Common Stock	Various 2002	3,550,121
Bally Total Fitness Holdings Corporation, Common Stock	4/30/10	45,186,963
Bally Total Fitness Holdings Corporation, Warrants	4/30/10	—
Encompass Digital Media Group, Inc., Common Stock	1/15/10	883,196
GSI Group, Inc., Common Stock	8/20/08	2,545,681
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	8/20/08	6,141,466
Integra Telecom, Inc., Common Stock	11/19/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11	Var. 2008 - 2010	15,617,928
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock	12/12/08	1,170,407
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	5,828,753
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17	8/29/07	24,772,026
Precision Holdings, LLC, Class C Membership Interests	4/30/10	660
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	Various 2010	11,583,061
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	668,792
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	3,352,402
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	532,150
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	533,466
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	3,015,652
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	478,138
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	580,622
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	626,369
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	125,811
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	124,495
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	177,753
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	181,070
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	146,175

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Special Value Continuation Fund, LLC

        We have audited the accompanying consolidated statement of assets and liabilities of Special Value Continuation Fund, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2009, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2009, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Special Value Continuation Fund, LLC at December 31, 2009, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

March 1, 2010

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities
December 31, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $231,914,842)	$177,353,616
Controlled companies (cost $37,461,893)	11,922,029
Other affiliates (cost $124,310,772)	153,787,322

Total investments (cost $393,687,507)	343,062,967
Cash and cash equivalents	111,452,456
Accrued interest income:
Unaffiliated issuers	3,914,270
Controlled companies	4,181
Other affiliates	353,793
Deferred debt issuance costs	2,018,090
Receivable for investment securities sold	1,811,419
Prepaid expenses and other assets	88,298

Total assets	462,705,474

Liabilities
Credit facility payable	75,000,000
Payable for investment securities purchased	12,749,432
Distribution payable	6,200,000
Management and advisory fees payable	565,599
Unrealized depreciation on swaps	374,400
Interest payable	46,055
Accrued expenses and other liabilities	496,469

Total liabilities	95,431,955

Preferred stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 shares issued and outstanding	23,500
Accumulated dividends on Series Z preferred stock	1,891

Total Series Z preferred stock	25,391

Preferred equity facility
Series A preferred limited partner interests in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated dividends on Series A preferred equity facility	368,337

Total preferred limited partner interests	134,368,337

Minority interest
General partner interest in Special Value Continuation Partners, LP	—

Net assets applicable to common shareholders	$232,879,791

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares issued and outstanding	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,764,708
Accumulated net investment income	1,158,031
Accumulated net realized losses	(82,078,493)
Accumulated net unrealized depreciation	(50,962,983)
Accumulated dividends to Series Z preferred shareholders	(1,891)

Net assets applicable to common shareholders	$232,879,791

Common stock, NAV per share	$555.86

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2009
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (43.51%)
Bank Debt (16.37%)(1)
Architectural, Engineering, and Related Services (1.75%)
Alion Science & Technology Corporation, 1st Lien Term Loan, LIBOR+6%, due 2/6/13	$8,275,313	$7,944,300	1.75%
Communications Equipment Manufacturing (3.85%)
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR+3.25%, due 8/10/14	$19,771,107	17,517,201	3.85%
Computer and Peripheral Equipment Manufacturing (0.21%)
Palm, Inc., Tranche B Term Loan, LIBOR+3.5%, due 4/24/14	$1,095,011	951,291	0.21%
Electric Power Generation, Transmission and Distribution (0.05%)
La Paloma Generating Company Residual Bank Debt(3)	$23,218,322	211,507	0.05%
Offices of Real Estate Agents and Brokers (1.23%)
Realogy Corporation, Revolver, LIBOR+2.25%, due 4/10/13	$15,897,590	(1,748,735)	(0.38)%
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$6,891,566	7,310,801	1.61%

Total Offices of Real Estate Agents and Brokers		5,562,066
Other Electrical Equipment and Component Manufacturing (1.72%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR+4.5%, due 12/31/12(2)	$7,827,719	7,827,719	1.72%
Other Investment Pools and Funds (2.82%)
American Capital, Ltd., Senior Unsecured Revolver, LIBOR+9%, due 3/31/11	$13,764,622	12,795,765	2.82%
Petroleum and Coal Products Manufacturing (0.33%)
Building Materials Corporation of America, 2nd Lien Term Loan, LIBOR+5.75%, due 9/15/14	$1,599,318	1,475,371	0.33%
Wired Telecommunications Carriers (4.41%)
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR+8.5%, due 8/31/13	$156,454	157,286	0.03%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR+4%, due 7/31/13(2)	$11,192,508	10,091,445	2.22%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR +7.5%, due 7/31/14(2)	$8,281,636	8,144,989	1.79%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR+5.5%, due 2/16/17(4)	€1,538,600	1,674,606	0.37%

Total Wired Telecommunications Carriers		20,068,326

Total Bank Debt (Cost $76,840,137)		74,353,546

Other Corporate Debt Securities (27.14%)
Architectural, Engineering, and Related Services (3.57%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$12,816,000	9,656,856	2.12%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15(2),(5)	$6,726,869	6,592,331	1.45%

Total Architectural, Engineering, and Related Services		16,249,187
Basic Chemical Manufacturing (0.28%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13	€1,111,000	1,294,064	0.28%
Data Processing, Hosting, and Related Services (2.18%)
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13(2),(5),(8)	$10,750,845	9,138,218	2.01%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17(5)	$703,000	773,898	0.17%

Total Data Processing, Hosting, and Related Services		9,912,116
Depository Credit Intermediation (0.34%)
Bank of America Corporation, Junior Subordinated Notes, 7.8%, due 2/15/10	$1,550,000	1,562,338	0.34%
Full-Service Restaurants (1.94%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13(5)	$9,089,000	8,816,330	1.94%
Gambling Industries (0.20%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18(5)	$1,153,000	914,713	0.20%
Grocery Stores (0.22%)
Safeway, Inc., Senior Unsecured Notes, 4.95%, due 8/16/10	$1,000,000	1,022,290	0.22%

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments – (Continued)

December 31, 2009
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Industrial Machinery Manufacturing (1.50%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13(5)	$7,778,000	$6,821,306	1.50%
Nondepository Credit Intermediation (0.04%)
Fannie Mae, Fixed Rate Notes, 2.5%, due 4/9/10	$100,000	100,599	0.02%
Federal Home Loan Bank, Fixed Rate Notes, 2.375%, due 4/30/10	$100,000	100,572	0.02%

Total Nondepository Credit Intermediation		201,171
Offices of Real Estate Agents and Brokers (0.84%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	3,820,577	0.84%
Oil and Gas Extraction (0.80%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$2,904,000	2,657,160	0.58%
Seitel, Inc., Senior Notes, 9.75%, due 2/15/14(5)	$1,363,000	981,360	0.22%

Total Oil and Gas Extraction		3,638,520
Other Amusement and Recreation Industries (0.18%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13(3),(5)	$50,979,834	793,632	0.18%
Other Financial Services (0.09%)
State Street Corporation, Subordinated Notes, 7.65%, due 6/15/10	$410,000	421,853	0.09%
Other Information Services (4.46%)
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11(5)	$20,553,127	20,265,383	4.46%
Radio and Television Broadcasting (0.25%)
LBI Media, Inc., Senior Discount Notes, 11%, due 10/1/13	$308,000	231,000	0.05%
LBI Media, Inc., Senior Unsecured Subordinated Notes, 8.5%, due 8/1/17(5)	$1,109,000	926,015	0.20%

Total Radio and Television Broadcasting		1,157,015
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (2.14%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$11,886,000	9,725,006	2.14%
Scheduled Air Transportation (2.73%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16(5)	$3,642,786	4,549,839	1.00%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(5)	$577,134	721,994	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(5)	$577,483	724,164	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13(5)	$3,453,496	4,183,910	0.92%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(5)	$566,965	629,048	0.14%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(5)	$660,220	738,787	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(5)	$678,052	850,277	0.19%

Total Scheduled Air Transportation		12,398,019
Support Activities for Mining (1.04%)
Allis-Chalmers Energy, Senior Unsecured Notes, 8.5%, due 3/1/17	$5,511,000	4,719,290	1.04%
Wired Telecommunications Carriers (3.75%)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR+10% PIK, due 8/16/17(4),(5)	€16,092,801	17,019,841	3.75%
Wireless Telecommunications Carriers (except Satellite) (0.59%)
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15(5)	$2,622,000	2,663,270	0.59%

Total Other Corporate Debt Securities (Cost $165,054,610)		123,415,921

Total Debt Investments (Cost $241,894,747)		197,769,467

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments – (Continued)

December 31, 2009
Showing Percentage of Total Cash and Investments of the Company

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments
Equity Securities (31.97%)
Architectural, Engineering, and Related Services (5.68%)
ESP Holdings, Inc., Common Stock(2),(3),(5),(6)	88,670	$20,389,788	4.49%
ESP Holdings, Inc., 15% PIK, Preferred Stock(2),(3),(5),(6)	40,618	5,412,228	1.19%

Total Architectural, Engineering, and Related Services		25,802,016
Data Processing, Hosting, and Related Services (0.61%)
Anacomp, Inc., Common Stock(2),(3),(5),(8)	1,253,969	2,783,811	0.61%
Depository Credit Intermediation (0.61%)
Doral Holdings, LP Interest(3),(5)	855,916	2,750,832	0.61%
Industrial Machinery Manufacturing (0.02%)
GSI Group Inc. Common Stock(3),(5)	216,987	101,441	0.02%
Nonferrous Metal (except Aluminum) Production and Processing (7.01%)
International Wire Group, Inc., Common Stock(2),(5),(6)	1,979,441	31,869,000	7.01%
Other Electrical Equipment and Component Manufacturing (9.53%)
EaglePicher Holdings, Inc., Common Stock(2),(3),(5),(6),(7)	1,312,720	43,313,196	9.53%
Other Information Services (0.58%)
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock(3),(5)	4,063,914	2,621,225	0.58%
Satellite Telecommunications (1.24%)
ViaSat, Inc., Common Stock(3),(5)	177,476	5,640,187	1.24%
Scheduled Air Transportation (0.21%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)(5)	22	198,569	0.04%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)(5)	22	198,442	0.04%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)(5)	21	176,963	0.04%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)(5)	21	186,145	0.04%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)(5)	22	221,594	0.05%

Total Scheduled Air Transportation		981,713
Semiconductor and Other Electronic Component Manufacturing (0.38%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	643	1,727,178	0.38%
Support Activities for Air Transportation (0.05%)
Alabama Aircraft Industries, Inc., Common Stock(3),(5)	164,636	205,795	0.05%
Wired Telecommunications Carriers (6.05%)
Integra Telecom, Inc. Common Stock(3),(5)	1,274,522	6,511,983	1.43%
Integra Telecom, Inc. Warrants(3),(5)	346,939	23,250	0.01%
ITC^DeltaCom, Inc., Common Stock(2),(3),(5),(6)	10,890,068	20,146,626	4.43%
NEF Kamchia Co-Investment Fund, LP Interest(3),(4),(5)	2,455,500	815,247	0.18%

Total Wired Telecommunications Carriers		27,497,106

Total Equity Securities (Cost $151,792,760)		145,293,500

Total Investments (Cost $393,687,507)(9)		343,062,967

Cash and Cash Equivalents (24.52%)
Toyota Motor Credit Corporation, Commercial Paper, 0.07%, 1/4/10	$8,000,000	7,999,953	1.76%
Toyota Motor Credit Corporation, Commercial Paper, 0.07%, 1/5/10	$4,000,000	3,999,969	0.88%
American Express Credit Corporation, Commercial Paper, 0.05%, 1/6/10	$20,000,000	19,999,861	4.40%
Chevron Funding Corporation, Commercial Paper, 0.04%, 1/13/10	$20,000,000	19,999,733	4.40%
General Electric Capital Corporation, Commercial Paper, 0.04%, 1/20/10	$20,000,000	19,999,578	4.40%
Union Bank of California, Commercial Paper, 0.17%, 1/29/10	$20,000,000	19,997,356	4.40%
Cash Denominated in Foreign Currencies	€24,399	34,941	0.01%
Cash Held on Account at Various Institutions	$19,421,065	19,421,065	4.27%

Total Cash and Cash Equivalents		111,452,456

Total Cash and Investments		$454,515,423	100.00%

See accompanying notes.

 Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments – (Continued)
December 31, 2009

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Affiliated issuer — as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)
Non-income producing security.

(4)
Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(5)
Restricted security.

(6)
Investment is not a controlling position.

(7)
The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Issuer is a controlled company.

(9)
Includes investments with an aggregate market value of $22,929,427 that have been segregated to collateralize certain unfunded commitments.

        Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $151,701,224 and $195,383,341, respectively.

        Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

        The total value of restricted securities and bank debt as of December 31, 2009 was $307,751,362 or 67.71% of total cash and investments of the Company.

        Swaps at December 31, 2009 were as follows:

Instrument	Notional Amount	Fair Value
Swaps
Euro/US Dollar Cross Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$(374,400)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations
Year Ended December 31, 2009

Investment income
Interest income:
Unaffiliated issuers	$22,104,058
Controlled companies	1,336,635
Other affiliates	3,237,447
Other income:
Unaffiliated issuers	381,088
Other affiliates	36,445

Total investment income	27,095,673

Operating expenses
Management and advisory fees	6,787,188
Legal fees, professional fees and due diligence expenses	544,711
Amortization of deferred debt issuance costs	440,289
Interest expense	281,758
Commitment fees	227,507
Director fees	166,000
Custody fees	96,898
Insurance expense	128,470
Other operating expenses	490,020

Total expenses	9,162,841

Net investment income	17,932,832
Net realized and unrealized gain (loss)
Net realized loss from:
Investments in unaffiliated issuers and foreign currency transactions	(58,517,023)
Investments in affiliated issuers	(4,126,775)

Net realized loss	(62,643,798)
Net change in net unrealized depreciation	98,786,144

Net realized and unrealized gain	36,142,346

Dividends paid on Series A preferred equity facility	(2,544,220)
Net change in accumulated dividends on Series A preferred equity facility	805,131
Net change in reserve for dividends to Series Z preferred shareholders	(1,875)

Net increase in net assets applicable to common shareholders resulting from operations	$52,334,214

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008
Net assets applicable to common shareholders, beginning of year	$195,745,577	$392,541,013
Net investment income	17,932,832	22,519,973
Net realized loss	(62,643,798)	(22,817,266)
Net change in unrealized depreciation	98,786,144	(186,457,070)
Net change in undistributed earnings of minority interestholder	—	3,149,915
Dividends on Series A preferred equity facility	(2,544,220)	(5,953,838)
Net change in accumulated dividends on Series A preferred equity facility	805,131	764,735
Dividends to Series Z preferred shareholders from net investment income	—	(4,542)
Net change in reserve for dividends to Series Z preferred shareholders	(1,875)	2,657

Net increase in net assets applicable to common shareholders resulting from operations	52,334,214	(188,795,436)
Distributions to common shareholders from:
Net investment income	(15,200,000)	(8,000,000)

Net assets applicable to common shareholders, end of year (including accumulated net investment income of $1,158,031 and $180,425, respectively)	$232,879,791	$195,745,577

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows
Year Ended December 31, 2009

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$52,334,214
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	62,643,798
Net change in unrealized depreciation	(98,772,071)
Dividends paid on Series A preferred equity facility	2,544,220
Net change in accumulated dividends on Series A preferred equity facility	(805,131)
Net change in reserve for dividends to Series Z preferred shareholders	1,875
Accretion of original issue discount	(209,876)
Accretion of market discount	(2,070,040)
Income from paid in-kind capitalization	(7,388,046)
Amortization of deferred debt issuance costs	440,289
Changes in assets and liabilities:
Purchases of investments	(144,313,178)
Proceeds from sales, maturities and paydowns of investments	195,383,341
Increase in accrued interest income – unaffiliated issuers	(488,056)
Decrease in accrued interest income – controlled companies	8,129
Decrease in accrued interest income – other affiliates	151,641
Decrease in dividends receivable	2,137,796
Increase in receivable for investments sold	(1,811,419)
Increase in prepaid expenses and other assets	(14,205)
Increase in payable for investments purchased	12,049,542
Decrease in interest payable	(629,150)
Decrease in management and advisory fees payable	(125,000)
Decrease in payable to affiliate	(104,843)
Decrease in accrued expenses and other liabilities	(30,495)

Net cash provided by operating activities	70,933,335

Financing activities
Proceeds from draws on credit facility	191,000,000
Principal repayments on credit facility	(150,000,000)
Dividends paid on Series A preferred equity facility	(2,544,220)
Distributions paid to common shareholders	(9,000,000)

Net cash provided by financing activities	29,455,780

Net increase in cash and cash equivalents	100,389,115
Cash and cash equivalents at beginning of year	11,063,341

Cash and cash equivalents at end of year	$111,452,456

Supplemental cash flow information:
Interest payments	$910,908

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

1. Organization and Nature of Operations

        Special Value Continuation Fund, LLC (the "Company"), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the "Partnership"), of which the Company owns 100% of the common limited partner interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

        The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. Investment operations commenced and initial funding was received on July 31, 2006.

        These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

        The General Partner of the Partnership is SVOF/MM, LLC ("SVOF/MM"). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC ("TCP"), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

        Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership's assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of the common shares and preferred interests voting together as a single class.

Company Structure

        Total capitalization of the consolidated Company is approximately $678.8 million, consisting of approximately $419.0 million of initial contributed common equity, an approximately $9.8 million initial general partner interest (the "GP Interest") in the Partnership held by SVOF/MM, $134 million of

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

1. Organization and Nature of Operations – (continued)

preferred limited partner interests in the Partnership (the "Series A Preferred"), $116 million under a senior secured revolving credit facility issued by the Partnership (the "Senior Facility") and $23,500 in Series Z preferred shares of the Company. The GP Interest in the Partnership is shown as a minority interest in these consolidated financial statements. The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

        The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partner interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

        At December 31, 2009, the Partnership had 6,700 Series A preferred limited partner interests (the "Series A Preferred") issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2009, the Partnership was in full compliance with such requirements.

        The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit's cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of December 31, 2009, the consolidated results of its operations and its consolidated cash flows for the year then ended, and the consolidated changes in net assets for each of the two years in the period then ended. Subsequent events have been evaluated through March 1, 2010, the date of

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

issuance of the financial statements. The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

        All of the Company's investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred. Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

        Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

        Fair valuations of investments are determined under guidelines adopted by the Partnership's Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership's investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company's assets.

        Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

the lowest level input that is significant to the valuation of the investment in its entirety. At December 31, 2009, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$5,640,187
2	Other observable market inputs*	28,886,079	49,230,176	23,103,253
3	Independent third-party pricing sources that employ significant unobservable inputs	45,255,960	73,392,113	96,160,272
3	Internal valuations with significant unobservable inputs	211,507	793,632	20,389,788

Total		$74,353,546	$123,415,921	$145,293,500

*
E.g. quoted prices in inactive markets or quotes for comparable instruments

        Changes in investments categorized as Level 3 during the year ended December 31, 2009 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$141,957,300	$36,132,834	$89,988,528
Net realized and unrealized gains (losses)	1,932,753	1,262,168	(10,389,887)
Net acquisitions and dispositions	(98,634,093)	18,050,870	10,180,521
Net transfers into (out of) category	—	17,946,241	6,381,110

Ending balance	$45,255,960	$73,392,113	$96,160,272
Net change in unrealized gains (losses) during the year on investments still held at year end (included in net realized and unrealized gains/losses, above)	$16,536,487	$1,168,114	$9,514,160

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$229,161	$23,457,575	$24,550,243
Net realized and unrealized gains (losses)	(17,654)	(4,717,702)	2,220,655
Net acquisitions and dispositions	—	—	—
Net transfers into (out of) category	—	(17,946,241)	(6,381,110)

Ending balance	$211,507	$793,632	$20,389,788
Net change in unrealized gains (losses) during the year on investments still held at year end (included in net realized and unrealized gains/losses, above)	$(17,654)	$(4,717,702)	$16,943,928

Investment Transactions

        The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Partnership's policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

        The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

Foreign Investments

        The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2009, the Partnership held foreign currency denominated investments comprising approximately 6.1% of the Partnership's total investments. Such positions were converted at the closing rate in effect at December 31, 2009 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

        Gains and losses from derivative transactions during the year ended December 31, 2009 were included in net realized and unrealized gain on investments in the Statement of Operations as follows:

Derivative	Realized	Unrealized
Cross currency basis swaps	$(595,612)	$167,330

        Valuations of swap transactions at December 31, 2009 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(374,400)

Debt Issuance Costs

        Costs of approximately $3.5 million were incurred in connection with placing the Partnership's Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Purchase Discounts

        The majority of the Partnership's high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectibility of interest when making accruals.

        Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

        The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership's income or loss is reported in the partners' income tax returns. As of December 31, 2009, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

        Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. At December 31, 2009, the Company reclassified $18,533 in foreign currency losses from accumulated net realized losses to accumulated net investment income, and certain non-deductible expenses from accumulated net investment income to paid-in capital. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

        As of December 31, 2009, the tax basis components of distributable earnings (accumulated deficit) applicable to the common shareholders of the Company and unrealized appreciation (depreciation) and cost of the investments of the Partnership were as follows:

Undistributed ordinary income	$857,959
Capital loss carryforwards	(27,765,974)
Post-October capital loss deferral	(53,992,915)
Post-October currency loss deferral	(17)
Unrealized appreciation	55,822,965
Unrealized depreciation	(106,821,905)

Net unrealized depreciation	(50,998,940)

Cost of investments	393,687,507

        The Company's capital loss carryforwards will be used to offset capital gains in succeeding taxable years. $19,133,625 and $8,632,349 of the carryforwards will expire after 2016 and 2017, respectively. Distributions and the net change in accumulated distributions to holders of the Series A Preferred are treated as distributions of ordinary income for federal tax purposes.

        All distributions to common and Series Z shareholders during the years ended December 31, 2009 and 2008 were treated as distributions of ordinary income. Tax basis distributions to common shareholders during the year ended December 31, 2008 were $14,090,563, which included a $6,090,563 non-cash consent dividend.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3. Allocations and Distributions

        Common distributions are generally based on the estimated taxable earnings of the Company, and are recorded on the ex-dividend date. Distributions to the common shareholders of the Company are generally based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders.

        Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

3. Allocations and Distributions – (continued)

appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

        The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2009, the Company had declared $124,000,000 in distributions to the common shareholders since inception.

        The Company's Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

        The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

        The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

        The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the "Senior Facility"), pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

        Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit's cost of funds plus 0.375%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at December 31, 2009 was 0.61%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46,400,000 in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

5. Senior Secured Revolving Credit Facility – (continued)

become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2009, the Partnership was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

        In the normal course of business, the Partnership's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership's custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

        Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

        The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $16.1 million at December 31, 2009. These instruments are reflected at fair value in the Statement of Investments and may be drawn up to the principal amount shown.

7. Related Parties

        From time to time the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company.

8. Series Z Preferred Capital

        In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of December 31, 2009. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

9. Financial Highlights

	Year Ended December 31,			July 31, 2006 (Inception) to December 31, 2006
	2009	2008	2007
Per Common Share
Net asset value, beginning of year	$467.22	$936.95	$1,036.13	$1,000.00
Investment operations:
Net investment income	42.80	53.75	166.54	48.14
Net realized and unrealized gain (loss)	86.27	(499.51)	(28.73)	62.27
Distributions to minority interestholder from:
Net investment income	—	—	(29.74)	(7.98)
Net realized gains	—	—	(17.76)	(3.39)
Returns of capital	—	—	(1.30)	—
Net change in undistributed earnings of minority interest holder	—	7.52	24.89	(9.10)
Dividends on Series A preferred equity facility	(6.07)	(14.21)	(19.96)	(3.38)
Net change in accumulated dividends on Series A preferred equity facility	1.92	1.82	0.35	(4.98)
Dividends to Series Z preferred shareholders from:
Net investment income	—	(0.01)	—	—
Net change in reserve for dividends to Series Z preferred shareholders	—	0.01	—	—

Total from investment operations	124.92	(450.63)	94.29	81.58
Distributions to common shareholders from:
Net investment income	(36.28)	(19.10)	(117.36)	(31.90)
Net realized gains	—	—	(71.03)	(13.55)
Returns of capital	—	—	(5.08)	—

Total distributions to common shareholders	(36.28)	(19.10)	(193.47)	(45.45)

Net asset value, end of year	$555.86	$467.22	$936.95	$1,036.13

Return on invested assets(1),(2)	19.3%	(31.7)%	11.7%	8.4%
Gross return to common shareholders(1)	27.3%	(49.3)%	11.4%	10.3%
Less: Allocation to General Partner of Special Value
Continuation Partners, LP(1)	0.0%	0.5%	(2.2)%	(2.1)%

Return to common shareholders(1),(3)	27.3%	(48.8)%	9.2%	8.2%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

9. Financial Highlights – (continued)

	Year Ended December 31,			July 31, 2006 (Inception) to December 31, 2006
	2009	2008	2007
Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$232,879,791	$195,745,577	$392,541,013	$434,092,909
Net investment income/average common shareholder equity(4),(5),(6)	8.7%	6.9%	12.8%	10.4%
Operating expenses and General Partner allocation/average common shareholder equity
Operating expenses(4),(6)	4.5%	4.5%	4.6%	5.7%
General Partner allocation(1)	—	(1.0)%	2.3%	2.0%

Total expenses and General Partner allocation	4.5%	3.5%	6.9%	7.7%

Portfolio turnover rate(1),(7)	44.2%	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$26,882,192	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate	1.0%	3.7%	5.8%	5.8%
Weighted-average number of shares	418,956	418,956	418,956	418,956
Average debt per share	$64.16	$295.67	$387.77	$401.69

Annualized Inception-to-Date Performance Data as of December 31, 2009:

Return on common shareholder equity(3)	(7.4)%
Return on invested assets(2)	(0.4)%
Internal rate of return to common shareholder equity(8)	(5.8)%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements
December 31, 2009

9. Financial Highlights – (continued)

	December 31,
	2009	2008	2007	2006
Asset Coverage:
Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,055	$20,175	$20,289	$20,312
Asset coverage per interest	$42,350	$43,343	$43,443	$41,521
Series Z Preferred Shares:
Shares outstanding	47	47	47	17
Involuntary liquidation value per share	$540	$500	$557	$516
Asset coverage per share	$1,141	$1,075	$1,192	$1,056
Senior Secured Revolving Credit Facility:
Debt outstanding	$75,000,000	$34,000,000	$207,000,000	$266,000,000
Asset coverage per $1,000 of debt outstanding	$5,893	$10,525	$3,534	$3,080

(1)
Not annualized for periods of less than one year.

(2)
Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to General Partner and fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)
Annualized for periods of less than one year.

(5)
Net of income and expense allocation to the minority interestholder.

(6)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)
Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(8)
Net of dividends on the preferred equity facility of the Partnership, allocation to General Partner, and fund expenses, including financing costs and management fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates(1)

Year Ended December 31, 2009

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period
Anacomp, Inc., Common Stock	$4,971,987	$—	$—	$2,783,811
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09	1,081,614	—	(1,175,667)	—
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13	7,259,224	2,520,432	—	9,138,218
EaglePicher Corporation, 1st Lien Tranche B Term Loan LIBOR + 4.5%, due 12/31/12	6,946,821	—	—	7,827,719
EaglePicher Corporation, 2nd Lien Term Loan LIBOR + 7.5%, due 12/31/13	5,862,500	—	(5,850,250)	—
EaglePicher Holdings, Inc., Common Stock	40,057,651	—	—	43,313,196
ESP Holdings, Inc., 1st Lien Revolver LIBOR + 4.5%, due 06/30/09	79,263	—	(79,902)	—
ESP Holdings, Inc., 1st Lien Term Loan LIBOR + 4.5%, due 6/30/09	1,244,052	—	(1,330,537)	—
ESP Holdings, Inc., 2nd Lien Term Loan LIBOR + 10%, due 9/12/14	15,187,920	—	(15,187,920)	—
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	5,479,440	—	—	6,592,331
ESP Holdings, Inc., Common Stock	18,169,132	—	—	20,389,788
ESP Holdings, Inc., 15% PIK, Preferred Stock	5,283,853	—	—	5,412,228
International Wire Group, Inc., Common Stock	36,461,303	—	—	31,869,000
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	8,189,645	—	—	10,091,445
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note, LIBOR + 7.5%, due 7/31/14	6,360,297	—	—	8,144,989
ITC^DeltaCom, Inc., Common Stock	5,445,034	—	—	20,146,626

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Restricted Securities of Unaffiliated Issuers
December 31, 2009

Investment	Acquisition Date	Cost
AIP/IS Holdings, LLC, Membership Units	10/27/09	$1,386,718
Alabama Aircraft Industries, Inc., Common Stock	Various 2002	3,550,121
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13	10/1/2007	45,025,305
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15	Various 2009	2,568,118
Doral Holdings, LP Interest	7/12/07	11,138,132
GSI Group Corporation, Senior Notes, 11%, due 8/20/13	8/20/08	6,872,820
GSI Group Inc. Common Stock	8/20/08	1,136,228
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	6/25/09	821,583
Integra Telecom, Inc. Common Stock	11/11/09	8,433,884
Integra Telecom, Inc. Warrants	11/19/09	19,920
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11	10/31/08	19,382,720
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock	10/31/08	1,170,407
LBI Media, Inc., Senior Unsecured Subordinated Notes, 8.5%, due 8/1/17	Various 2009	677,710
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17	8/29/07	22,284,219
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	Various 2009	8,040,395
Seitel, Inc., Senior Notes, 9.75%, due 2/15/14	Various 2009	901,155
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	668,792
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	3,642,786
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	577,134
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	577,483
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	3,453,496
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	566,965
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	660,220
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	678,052
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	148,697
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	148,348
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	154,334
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	177,430
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	174,182
ViaSat, Inc., Common Stock	12/15/09	3,486,250

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors of
Special Value Continuation Partners, LP

        We have audited the accompanying statement of assets and liabilities of Special Value Continuation Partners, LP (a Delaware Limited Liability Partnership) (the Partnership), including the statement of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2011, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Continuation Partners, LP at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 14, 2012

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities
December 31, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $380,905,101)	$287,312,979
Controlled companies (cost $26,711,048)	740,761
Other affiliates (cost $66,175,217)	90,906,796

Total investments (cost $473,791,366)	378,960,536
Cash and cash equivalents	10,831,678
Accrued interest income:
Unaffiliated issuers	5,505,427
Affiliates	783,375
Receivable for investments sold	4,297,270
Deferred debt issuance costs	1,137,513
Unrealized appreciation on swaps	172,424
Prepaid expenses and other assets	1,364,958

Total assets	403,053,181

Liabilities
Credit facility payable	29,000,000
Management and advisory fees payable	565,599
Payable for investments purchased	267,911
Payable to the Investment Manager	175,929
Interest payable	75,668
Accrued expenses and other liabilities	895,354

Total liabilities	30,980,461

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred interests	466,418

Total preferred limited partner interests	134,466,418

Net assets applicable to common limited and general partners	$237,606,302

Composition of net assets applicable to common limited and general partners
Paid-in capital	$358,636,781
Accumulated net investment income	22,653,795
Accumulated net realized losses	(48,708,032)
Accumulated net unrealized depreciation	(94,976,242)

Net assets applicable to common limited and general partners	$237,606,302

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments
December 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (78.77%)
Bank Debt (47.16%)(1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (0.18%)
NCO Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, 2.5% LIBOR Floor, due 11/15/13	$705,163	$695,761	0.18%
Business Support Services (4.91%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$18,820,923	19,169,110	4.92%
Commercial and Industrial Machinery and Equipment Rental and Leasing (2.67%)
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15—(Netherlands)	$10,411,593	10,411,591	2.67%
Communications Equipment Manufacturing (2.37%)
Mitel US Holdings, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 8/16/15	$9,951,762	9,230,260	2.37%
Data Processing, Hosting, and Related Services (1.92%)
The Telx Group, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6.5%, 1.25% LIBOR Floor, due 9/22/17	$7,481,250	7,481,250	1.92%
Electric Power Generation, Transmission and Distribution (0.01%)
La Paloma Generating Company, Residual Bank Debt Claim(3)	$1,830,453	51,436	0.01%
Electronic Shopping and Mail-Order Houses (3.59%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$13,723,983	14,002,946	3.59%
Grocery Stores (3.92%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 7.5%, 1.5% LIBOR Floor, due 10/1/13	$15,000,000	15,262,500	3.92%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (1.23%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$289,734	283,940	0.07%
Precision Partners Holdings, 1st Lien Term Loan, Prime + 6.5%, 4.5% Prime Floor, due 10/1/13	$4,600,740	4,508,724	1.16%

Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing		4,792,664
Motion Picture and Video Industries (4.26%)
CKX Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$9,462,231	9,239,869	2.37%
CKX Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$7,569,785	7,384,325	1.89%

Total Motion Picture and Video Industries		16,624,194
Motor Vehicle Parts Manufacturing (2.82%)
Diversified Machine, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.75%, 1.5% LIBOR Floor, due 12/1/16	$11,000,000	11,000,000	2.82%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments
December 31, 2011 (Continued)

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Other Financial Investment Activities (1.60%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$19,338,970	$6,252,927	1.60%
Radio and Television Broadcasting (5.09%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16	$2,713,867	2,648,734	0.68%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	$16,453,486	16,700,288	4.28%
Hubbard Radio, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 7.25%, 1.5% LIBOR Floor, due 4/11/18	$500,000	497,500	0.13%

Total Radio and Television Broadcasting		19,846,522
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.86%)
Gundle/SLT Environmental, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.5% Cash + 2% PIK, 1.5% LIBOR Floor, due 11/27/16	$15,110,056	15,034,505	3.86%
Scheduled Air Transportation (3.38%)
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(2)	$477,297	624,066	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(2)	$479,793	630,208	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(2)	$374,009	414,963	0.11%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(2)	$487,311	563,575	0.14%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(2)	$563,348	739,958	0.19%
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16(2)	$4,594,240	5,014,613	1.29%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16(2)	$4,709,310	5,192,014	1.33%

Total Scheduled Air Transportation		13,179,397
Software Publishers (2.44%)
Blackboard, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6%, 1.5% LIBOR Floor, due 9/23/18	$10,000,000	9,525,000	2.44%
Support Activities for Mining (0.06%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14—(Norway)	$228,803	228,803	0.06%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14—(Norway)	$402,714	—	—

Total Support Activities for Mining		228,803

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments
December 31, 2011 (Continued)

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Wired Telecommunications Carriers (2.84%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15—(Bulgaria)(4)	€2,084,507	$1,864,193	0.48%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	$1,564,438	1,332,380	0.34%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16—(Netherlands)(4)	€4,927,730	4,167,407	1.07%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17—(Netherlands)(3),(4)	€4,736,002	3,686,069	0.95%

Total Wired Telecommunications Carriers		11,050,049

Total Bank Debt (Cost $185,948,729)		183,838,915

Other Corporate Debt Securities (31.61%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (4.25%)
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$9,655,000	9,172,250	2.35%
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$7,824,000	7,394,932	1.90%

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		16,567,182
Aerospace Product and Parts Manufacturing (0.36%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$7,448,000	1,402,706	0.36%
Architectural, Engineering, and Related Services (2.69%)
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	$4,687,736	4,267,762	1.09%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15(2),(5)	$6,209,347	6,240,393	1.60%

Total Architectural, Engineering, and Related Services		10,508,155
Data Processing, Hosting, and Related Services (2.19%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$1,170,000	1,094,874	0.28%
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19(5)	$7,539,583	7,464,188	1.91%

Total Data Processing, Hosting, and Related Services		8,559,062
Full-Service Restaurants (3.18%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13(3)	$13,161,000	12,410,823	3.18%
Gambling Industries (1.44%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$8,169,000	5,595,765	1.44%
Metal and Mineral (except Petroleum) Merchant Wholesalers (6.02%)
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16(5)	$12,500,000	11,823,750	3.03%
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$13,076,000	11,637,640	2.99%

Total Metal and Mineral (except Petroleum) Merchant Wholesalers		23,461,390

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments
December 31, 2011 (Continued)

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Nonferrous Metal (except Aluminum) Production and Processing (4.66%)
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15(2),(5)	$18,000,000	$18,180,000	4.66%
Oil and Gas Extraction (1.27%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,342,000	853,848	0.22%
Saratoga Resources, Inc., Senior Secured Notes, 12.5%, due 7/1/16	$4,000,000	4,080,000	1.05%

Total Oil and Gas Extraction		4,933,848
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (2.86%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	11,134,946	2.86%
Wired Telecommunications Carriers (2.69%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16(5)	$8,945,000	9,168,625	2.35%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17—(Netherlands)(3),(4), (5)	€20,523,306	1,330,013	0.34%

Total Wired Telecommunications Carriers		10,498,638

Total Other Corporate Debt Securities (Cost $155,179,568)		123,252,515

Total Debt Investments (Cost $341,128,297)		307,091,430

Equity Securities (18.45%)
Architectural, Engineering, and Related Services (2.80%)
Alion Science & Technology Corporation, Warrants(3)	3,625	147,574	0.04%
ESP Holdings, Inc., 15% PIK, Preferred Stock(2),(5),(6)	20,297	3,287,872	0.84%
ESP Holdings, Inc., Common Stock(2),(3),(5),(6)	88,670	7,473,887	1.92%

Total Architectural, Engineering, and Related Services		10,909,333
Business Support Services (0.43%)
STG-Fairway Holdings, LLC, Class A Units(3),(5)	80,396	1,669,278	0.43%
Data Processing, Hosting, and Related Services (0.19%)
Anacomp, Inc., Class A Common Stock(2),(3),(5),(7)	1,255,527	740,761	0.19%
Depository Credit Intermediation (0.26%)
Doral Financial Corporation, Common Stock(3)	1,077,795	1,030,372	0.26%
Electronic Shopping and Mail-Order Houses (0.31%)
Shop Holding, LLC, Class A Units(3),(5)	490,037	922,471	0.24%
Shop Holding, LLC, Warrants to Purchase Class A Units(3),(5)	326,691	288,328	0.07%

Total Electronic Shopping and Mail-Order Houses		1,210,799
Industrial Machinery Manufacturing (0.38%)
GSI Group, Inc., Common Stock(3),(5)	143,869	1,471,780	0.38%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments
December 31, 2011 (Continued)

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Shares	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests(3),(5)	33	$15,704	—
Nonferrous Metal (except Aluminum) Production and Processing (7.72%)
International Wire Group Holdings, Inc., Common Stock(2),(5),(6)	1,979,441	30,077,606	7.72%
Nonmetallic Mineral Mining and Quarrying (1.35%)
EPMC HoldCo, LLC, Membership Units(2),(5),(6)	1,312,720	5,264,007	1.35%
Other Amusement and Recreation Industries (0.03%)
Bally Total Fitness Holding Corporation, Common Stock(3),(5)	6,058	66,032	0.02%
Bally Total Fitness Holding Corporation, Warrants(3),(5)	10,924	52,435	0.01%

Total Other Amusement and Recreation Industries		118,467
Radio and Television Broadcasting (0.88%)
Encompass Digital Media Group, Inc., Common Stock(3),(5)	183,824	3,437,509	0.88%
Scheduled Air Transportation (1.86%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)(2),(5),(6)	35	467,137	0.12%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)(2),(5),(6)	35	458,665	0.12%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)(2),(5),(6)	46	686,303	0.18%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)(2),(5),(6)	40	612,589	0.16%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)(2),(5),(6)	35	498,602	0.13%
United N659UA-767, LLC (N659UA)(2),(5),(6)	224	2,274,815	0.58%
United N661UA-767, LLC (N661UA)(2),(5),(6)	217	2,205,523	0.57%

Total Scheduled Air Transportation		7,203,634
Semiconductor and Other Electronic Component Manufacturing (0.06%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	352	229,684	0.06%
Support Activities for Mining (0.79%)
DeepOcean Group Holding AS, Common Stock—(Norway)(3),(5)	145,824	3,093,638	0.79%
Wired Telecommunications Carriers (1.39%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	5,364,708	1.38%
Integra Telecom, Inc., Warrants(3),(5)	346,939	—	—
NEF Kamchia Co-Investment Fund, LP Interest—(Cayman Islands)(3),(4),(5)	2,455,500	31,826	0.01%

Total Wired Telecommunications Carriers		5,396,534

Total Equity Securities (Cost $132,663,069)		71,869,106

Total Investments (Cost $473,791,366)(8)		378,960,536

Special Value Continuation Partners, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount		Fair Value	Percent of Cash and Investments
Cash and Cash Equivalents (2.78%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%, Collateralized by Freddie Mac UNNT		$3,343,399	$3,343,399	0.86%
Cash Denominated in Foreign Currencies	CAD	15,078	14,764	—
Cash Denominated in Foreign Currencies		€3,357,119	4,351,161	1.12%
Cash Denominated in Foreign Currencies		£35,597	55,329	0.01%
Cash Held on Account at Various Institutions		$3,067,025	3,067,025	0.79%

Total Cash and Cash Equivalents			10,831,678

Total Cash and Investments			$389,792,214	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Affiliated issuer—as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currency. Amortized cost and fair value converted from foreign currency to US dollars.

(5)
Restricted security.

(6)
Investment is not a controlling position.

(7)
Issuer is a controlled company.

(8)
Includes investments with an aggregate market value of $1,178,213 that have been segregated to collateralize certain unfunded commitments.

        Aggregate purchases and aggregate sales of investments, other than government securities, totaled $177,185,947 and $216,916,444, respectively. Aggregate purchases includes investment assets received as payment in kind. Aggregate sales includes principal paydowns on debt investments.

        The total value of restricted securities and bank debt as of December 31, 2011 was $308,737,044, or 79.21% of total cash and investments of the Partnership

        Swaps at December 31, 2011 were as follows:

Investment	Notional Amount	Fair Value
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$172,424

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations
Year Ended December 31, 2011

Investment income
Interest income:
Unaffiliated issuers	$38,290,363
Affiliates	3,822,995
Dividend income:
Affiliates	10,610,159
Other income:
Unaffiliated issuers	1,068,872
Affiliates	1,065,287

Total investment income	54,857,676

Operating expenses
Management and advisory fees	6,787,188
Amortization of deferred debt issuance costs	440,289
Interest expense	321,532
Legal fees, professional fees and due diligence expenses	233,928
Commitment fees	180,467
Director fees	120,640
Custody fees	88,386
Insurance expense	78,157
Other operating expenses	771,754

Total expenses	9,022,341

Net investment income	45,835,335
Net realized and unrealized gain (loss)
Net realized gain:
Investments in unaffiliated issuers	17,818,481
Investments in affiliates	261,308

Net realized gain	18,079,789
Net change in unrealized appreciation/depreciation	(56,958,670)

Net realized and unrealized loss	(38,878,881)

Dividends paid on preferred equity facility	(1,456,281)
Net change in accumulated dividends on preferred equity facility	(88,549)

Net increase in net assets applicable to common limited and general partners resulting from operations	$5,411,624

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Year Ended December 31, 2011
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$264,336,825	$264,336,825	$—
Net investment income	45,835,335	45,835,335	—
Net realized gain	18,079,789	18,079,789	—
Net change in unrealized appreciation/depreciation	(56,958,670)	(56,958,670)	—
Dividends paid on preferred equity facility	(1,456,281)	(1,456,281)	—
Net change in accumulated dividends on preferred equity facility	(88,549)	(88,549)	—

Net increase in net assets applicable to common limited and general partners resulting from operations	5,411,624	5,411,624	—
Distributions to common limited partner from:
Net investment income	(32,142,147)	(32,142,147)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $22,653,795, $22,303,280 and $350,515, respectively)	$237,606,302	$237,606,302	$—

	Year Ended December 31, 2010
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$233,061,800	$233,061,800	$—
Net investment income	39,167,979	39,167,979	—
Net realized gain	18,675,609	18,675,609	—
Net change in unrealized appreciation/depreciation	12,945,410	12,945,410	—
Dividends paid on preferred equity facility	(1,508,341)	(1,508,341)	—
Net change in accumulated dividends on preferred equity facility	(9,532)	(9,532)	—

Net increase in net assets applicable to common limited and general partners resulting from operations	69,271,125	69,271,125	—
Distributions to common limited partner from:
Net investment income	(37,996,100)	(37,996,100)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $10,505,437, $10,154,922 and $350,515, respectively)	$264,336,825	$264,336,825	$—

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows
Year Ended December 31, 2011

Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$5,411,624
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized gain	(18,079,789)
Net change in unrealized appreciation/depreciation	56,547,320
Dividends paid on preferred equity facility	1,456,281
Net change in accumulated dividends on preferred equity facility	88,549
Accretion of original issue discount	(934,936)
Net accretion of market discount/premium	(3,129,283)
Accrual of interest and dividend income paid in kind	(5,343,284)
Amortization of deferred debt issuance costs	440,289
Changes in assets and liabilities:
Purchases of investment securities	(171,842,663)
Proceeds from sales, maturities and paydowns of investment securities	216,916,444
Increase in accrued interest income—unaffiliated issuers	(321,870)
Increase in accrued interest income—affiliates	(570,662)
Decrease in receivable for investments sold	963,954
Decrease in receivable from parent	54,833
Increase in prepaid expenses and other assets	(1,182,782)
Decrease in payable for investments purchased	(3,670,205)
Increase in payable to affiliate	83,104
Decrease in interest payable	(3,934)
Increase in accrued expenses and other liabilities	552,673

Net cash provided by operating activities	77,435,663

Financing activities
Proceeds from draws on credit facility	101,000,000
Principal repayments on credit facility	(122,000,000)
Dividends paid on preferred equity facility	(1,456,281)
Distributions paid to common limited partner	(51,896,980)

Net cash used in financing activities	(74,353,261)

Net increase in cash and cash equivalents	3,082,402
Cash and cash equivalents at beginning of year	7,749,276

Cash and cash equivalents at end of year	$10,831,678

Supplemental cash flow information
Interest payments	$325,466

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2011

1. Organization and Nature of Operations

        Special Value Continuation Partners, LP (the "Partnership"), a Delaware Limited Partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

        Investment operations commenced and initial funding was received on July 31, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high-yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Special Value Continuation Fund, LLC ("SVCF" or the "Common Limited Partner") owns the entire common limited partner interest in the Partnership.

        The General Partner of the Partnership is SVOF/MM, LLC ("SVOF/MM"). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC ("TCP"), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

        Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership's assets to the Investment Manager and the Co-Manager. The Board of Directors consists of three persons, two of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership's Directors. The remaining Directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

        Total capitalization of the Partnership is approximately $678.8 million, consisting of approximately $419.0 million of initial common limited partner interests (the "Common Limited Interests") held by SVCF, an approximately $9.8 million initial general partner interest (the "GP Interest") held by SVOF/MM, $134 million of preferred limited partner interests (the "Preferred Limited Interests") and $116 million under a senior secured revolving credit facility (the "Senior Facility"). The Common Limited Interests, GP Interest, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

        The Partnership will liquidate and distribute its assets and will be dissolved on July 31, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Limited Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to July 31, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2011 (Continued)

1. Organization and Nature of Operations – (continued)

Preferred Equity Facility

        At December 31, 2011, the Partnership had 6,700 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Limited Interest. The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2011, the Partnership was in full compliance with such requirements.

        The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.85% or, in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.85% or (ii) the CP Conduit's cost of funds rate plus 0.85%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

        Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

        Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2011 (Continued)

2. Summary of Significant Accounting Policies – (continued)

services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

        Fair valuations of investments are determined under guidelines adopted by the Partnership's Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership's investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership's assets.

        Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

        Investments of the Company may be categorized based on the types of inputs used in valuing such assets. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2011 (Continued)

2. Summary of Significant Accounting Policies – (continued)

are recognized as of the beginning of the reporting period. At December 31, 2011, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$5,595,765	$2,502,152
2	Other observable market inputs*	23,837,668	86,131,333	—
3	Independent third-party pricing sources that employ significant unobservable inputs	159,949,811	24,061,229	68,114,764
3	Investment Manager valuations with significant unobservable inputs	51,436	7,464,188	1,252,190

Total		$183,838,915	$123,252,515	$71,869,106

*
For example, quoted prices in inactive markets or quotes for comparable investments.

        Changes in investments categorized as Level 3 during the year ended December 31, 2011 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$113,346,599	$49,978,032	$117,368,154
Net realized and unrealized gains (losses)	1,827,187	(11,291,435)	(4,047,653)
Acquisitions	133,199,048	7,637,829	8,717,193
Dispositions	(86,909,992)	(23,566,434)	(52,836,899)
Transfers into Level 3*	—	13,168,606	—
Transfers out of Level 3†	(13,378,400)	—	—
Reclassifications within Level 3‡	11,865,369	(11,865,369)	(1,086,031)

Ending balance	$159,949,811	$24,061,229	$68,114,764
Net change in unrealized appreciation/depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$2,661,964	$(10,393,953)	$(5,609,802)

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2011 (Continued)

2. Summary of Significant Accounting Policies – (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$63,163	$—	$4,314,940
Net realized and unrealized gains (losses)	4,096	74,605	(1,351,030)
Acquisitions	—	7,389,583	747
Dispositions	(15,823)	—	(2,798,498)
Reclassifications within Level 3#	—	—	1,086,031

Ending balance	$51,436	$7,464,188	$1,252,190
Net change in unrealized appreciation/depreciation during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,096	$—	$(3,392,686)

*
Comprised of one investment that transferred from Level 2 due to decreased trading volumes.

†
Comprised of one investment that transferred to Level 2 due to increased trading volumes.

‡
Comprised of one investment with a beginning-of-period fair value of $11,865,369 that was reclassified as bank debt and one investment with a beginning-of-period fair value of $1,086,031 that transferred to Investment Manager Valuation.

#
Comprised of one investment that transferred from Independent Third Party Valuation.

        During the year ended December 31, 2011, one investment with a beginning-of-period fair value of $3,477,314 transferred from Level 2 to Level 1 following commencement of active trading on a national exchange.

Investment Transactions

        The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Partnership's policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2011 (Continued)

2. Summary of Significant Accounting Policies – (continued)

defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

        The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2011, the Partnership held foreign currency denominated investments comprising approximately 2.9% of the Partnership's total investments by fair value. Such positions were converted at the closing rate in effect at December 31, 2011 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap, forward currency and option transactions. All derivatives are recognized as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2011 (Continued)

2. Summary of Significant Accounting Policies – (continued)

        Gains and losses from derivative transactions during the year ended December 31, 2011 were included in net realized and unrealized loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross currency basis swap	$—	$152,446
Forward currency contracts	(572,621)	—
Currency options	(430,004)	266,647

        Valuations of swaps held at December 31, 2011 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, may be classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

        Costs of approximately $3.5 million were incurred in connection with placing the Partnership's Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the Partnership's operations.

Purchase Discounts

        The majority of the Partnership's high-yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

        The Partnership's income or loss is reported in the partners' income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership's financial statements. As of December 31, 2011, the tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss are subject to examination by federal and California taxing authorities for all tax years since January 1, 2008. No such examinations are currently pending. Cost of the investments (including derivatives) and unrealized appreciation/depreciation for U.S. federal income tax purposes at December 31, 2011 were as follows:

Unrealized appreciation	$46,625,755
Unrealized depreciation	(141,284,161)

Net unrealized depreciation	(94,658,406)
Cost	$473,791,366

Special Value Continuation Partners, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

3. Allocations and Distributions

        Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated between the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

        Distributions to the Common Limited Partner are generally based on the Common Limited Partner's estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2011, the Partnership had declared $194,318,057 in distributions to the Common Limited Partner since inception.

4. Management and Advisory Fees and Other Expenses

        The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Preferred Limited Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Limited Interests when less than $1 million in liquidation value of preferred securities is outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

        The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

        The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the "Senior Facility") pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

        Advances under the Senior Facility bear interest at LIBOR plus 0.44% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.44% or the CP Conduit's cost of funds plus 0.44%, subject to certain limitations. The weighted-average interest rate on

Special Value Continuation Partners, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2011

5. Senior Secured Revolving Credit Facility – (continued)

outstanding borrowings at December 31, 2011 was 0.87%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2011, the Partnership was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

        In the normal course of business, the Partnership's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership's custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

        Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Partnership's maximum exposure under these arrangements and activities is unknown. However, the Partnership expects the risk of material loss to be remote.

        The Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of $402,714 at December 31, 2011. These instruments are reflected at fair value and may be drawn up to the principal amount shown.

7. Related Parties

        The Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of the Common Limited Partner which are reimbursable through deductions from distributions to the Common Limited Partner. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2011, amounts reimbursable to the Investment Manager totaled $175,929, as reflected in the Statement of Assets and Liabilities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2011 (Continued)

8. Financial Highlights

	Year Ended December 31,
	2011	2010	2009	2008	2007
Return on invested assets(1)	3.0%	20.4%	19.3%	(31.7)%	11.7%
Gross return to common limited partner	2.0%	31.5%	27.3%	(49.2)%	11.5%
Less: General Partner profit allocation	—	—	—	0.5%	(2.1)%

Return to common limited partner(2)	2.0%	31.5%	27.3%	(48.7)%	9.4%

Ratios to average common equity:(3)
Net investment income(4)	17.7%	15.6%	8.8%	7.0%	12.8%
Expenses	3.5%	3.4%	4.4%	4.4%	4.5%
Expenses and General Partner allocation	3.5%	3.4%	4.4%	4.4%	4.5%
Ending net assets attributable to common limited partner	$237,606,302	$264,336,825	$233,061,800	$195,927,177	$392,503,508
Portfolio turnover rate	42.8%	47.4%	44.2%	33.3%	64.6%
Weighted-average debt outstanding	$42,038,356	$31,663,014	$26,882,192	$123,873,973	$162,460,274
Weighted-average interest rate on debt	0.8%	0.7%	1.0%	3.7%	5.8%

Annualized Inception to Date Performance Data as of December 31, 2011:
Return on invested assets(1)	3.8%
Internal rate of return(5)	0.7%

	December 31,
	2011	2010	2009	2008	2007
Asset Coverage:
Series A Preferred Limited Interests:
Interests outstanding	6,700	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,070	$20,056	$20,055	$20,175	$20,289
Asset coverage per interest	$49,219	$48,790	$42,370	$43,368	$43,439
Senior Secured Revolving Credit Facility:
Debt outstanding	$29,000,000	$50,000,000	$75,000,000	$34,000,000	$207,000,000
Asset coverage per $1,000 of debt outstanding	$13,794	$8,960	$5,895	$10,529	$3,534

(1)
Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(3)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(4)
Net of allocation to the General Partner.

(5)
Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2011

Security	Value, Beginning of Year	Acquisitions	Dispositions	Value, End of Year
Anacomp, Inc., Class A Common Stock	$1,086,031	$—	$—	$740,761
EPMC HoldCo, LLC, Membership Units	40,727,138	—	(24,308,286)	5,264,007
ESP Holdings, Inc., 15% PIK, Preferred Stock	3,005,832	—	—	3,287,872
ESP Holdings, Inc., Common Stock	7,565,535	—	—	7,473,887
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	5,321,627	887,719	—	6,240,393
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15	4,040,000	—	(4,200,000)	—
International Wire Group Holdings, Inc., Common Stock	43,468,524	—	(14,111,830)	30,077,606
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15	—	20,000,000	(2,000,000)	18,180,000
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	719,200	—	(54,853)	624,066
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	723,647	—	(53,676)	630,208
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	558,944	—	(104,129)	414,963
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	695,004	—	(93,311)	563,575
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	849,983	—	(63,020)	739,958
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	—	5,329,739	(735,499)	5,014,613
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	—	5,351,577	(642,268)	5,192,014
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	311,102	54,853	(59,882)	467,137
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	307,754	53,676	(59,735)	458,665
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	375,796	104,129	(60,360)	686,303
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	357,648	93,311	(68,854)	612,589
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	338,830	63,020	(71,463)	498,602
United N659UA-767, LLC (N659UA)	—	2,235,686	(674,712)	2,274,815
United N661UA-767, LLC (N661UA)	—	2,170,785	(607,783)	2,205,523

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the 1940 Act due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers
December 31, 2011

Investment	Acquisition Date	Cost
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010	$—
Bally Total Fitness Holding Corporation, Common Stock	4/30/10	45,186,963
Bally Total Fitness Holding Corporation, Warrants	4/30/10	—
Constellation Enterprises, LLC, Senior Secured 1st Lien Notes, 10.625%, due 2/1/16	1/20/11	12,322,875
DeepOcean Group Holding AS, Common Stock	5/13/11	3,477,627
Encompass Digital Media Group, Inc., Common Stock	1/15/10	883,196
GSI Group, Inc., Common Stock	8/20/08	753,225
Integra Telecom, Inc., Common Stock	11/19/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	8,753,309
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/29/07	26,162,416
Precision Holdings, LLC, Class C Membership Interests	Var. 2010 & 2011	1,396
Shop Holding, LLC, Class A Units	6/2/11	462,576
Shop Holdings, LLC, Warrants to Purchase Class A Units	6/2/11	—
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,100,348
The Telx Group, Inc., Senior Unsecured Notes, 10% Cash + 2% PIK, due 9/26/19	9/26/11	7,389,583

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors of
Special Value Continuation Partners, LP

        We have audited the accompanying statement of assets and liabilities of Special Value Continuation Partners, LP (a Delaware Limited Liability Partnership) (the Partnership), including the statement of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2010, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Continuation Partners, LP at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

February 15, 2011

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities
December 31, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $390,045,229)	$347,820,185
Controlled companies (cost $26,711,048)	1,086,031
Other affiliates (cost $74,143,011)	104,128,656

Total investments (cost $490,899,288)	453,034,872
Cash and cash equivalents	7,749,276
Accrued interest income:
Unaffiliated issuers	5,183,557
Other affiliates	212,713
Receivable for investment securities sold	5,261,224
Deferred debt issuance costs	1,577,801
Currency options (cost $607,971)	403,826
Receivable from parent	54,833
Unrealized appreciation on swaps	19,978
Prepaid expenses and other assets	182,176

Total assets	473,680,256

Liabilities
Credit facility payable	50,000,000
Distribution payable	19,754,833
Payable for investment securities purchased	3,938,116
Management and advisory fees payable	565,599
Currency options written (proceeds $129,404)	191,906
Payable to the Investment Manager	92,825
Interest payable	79,602
Accrued expenses and other liabilities	342,681

Total liabilities	74,965,562

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred interests	377,869

Total preferred limited partner interests	134,377,869

Net assets applicable to common limited and general partners	$264,336,825

Composition of net assets applicable to common limited and general partners
Paid-in capital	$358,636,781
Accumulated net investment income	10,505,437
Accumulated net realized losses	(66,787,821)
Accumulated net unrealized depreciation	(38,017,572)

Net assets applicable to common limited and general partners	$264,336,825

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments

December 31, 2010
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (70.83%)
Bank Debt (36.02%)(1)
Book, Periodical, and Music Stores (1.81%)
Borders Group, Inc., Term Loan, LIBOR + 12.25%, due 4/1/14	$8,492,090	$8,322,248	1.81%
Business Support Services (5.61%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/30/15	$25,841,391	25,841,391	5.61%
Commercial and Industrial Machinery and Equipment Rental and Leasing (2.26%)
AerCap Holdings N.V., 1st Lien Secured Term Loan, 10.25%, due 12/3/15 – (Netherlands)	$10,411,593	10,411,593	2.26%
Communications Equipment Manufacturing (2.90%)
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$14,701,538	13,378,399	2.90%
Computer and Peripheral Equipment Manufacturing (1.35%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 2% PIK, due 11/22/12	$6,641,757	6,210,043	1.35%
Electric Power Generation, Transmission and Distribution (2.42%)
La Paloma Generating Company, Residual Bank Debt(3)	$23,218,322	63,163	0.01%
Texas Competitive Electric Holdings Company, LLC, B3 Term Loan, LIBOR + 3.5%, due 10/10/14	$7,567,585	5,853,270	1.27%
Texas Competitive Electric Holdings Company, LLC, Delayed Draw Term Loan, LIBOR + 3.5%, due 10/10/14	$6,836,079	5,254,286	1.14%

Total Electric Power Generation, Transmission and Distribution		11,170,719
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.73%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%, due 10/2/13	$263,976	223,059	0.05%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$3,715,001	3,139,176	0.68%

Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing		3,362,235
Offices of Real Estate Agents and Brokers (1.64%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$6,891,566	7,550,572	1.64%
Other Financial Investment Activities (4.02%)
American Capital, Ltd., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, due 12/31/13	$8,201,845	8,257,208	1.79%
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/14/14	$13,535,117	10,261,310	2.23%

Total Other Financial Investment Activities		18,518,518
Other General Merchandise Stores (2.46%)
Conn Appliances, Inc., Term Loan, LIBOR + 11.5%, due 11/30/14	$11,340,270	11,340,270	2.46%

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Other Investment Pools and Funds (0.78%)
Vion Holdings II, LLC, Senior Secured Term Loan, LIBOR + 11%, due 2/27/12	$ 3,602,178	$3,602,178	0.78%
Radio and Television Broadcasting (4.55%)
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	$ 2,343,750	1,062,500	0.23%
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$19,212,797	19,885,245	4.32%

Total Radio and Television Broadcasting		20,947,745
Software Publishers (1.58%)
EAM Software Finance Pty, Ltd., 1st Lien Senior Secured Tranche A Term Loan, BBSY + 2.25% Cash + 1.5% PIK, due 5/10/13 – (Australia)(4)	AUD 3,062,730	2,859,858	0.62%
EAM Software Finance Pty, Ltd., 1st Lien Senior Secured Tranche B Term Loan, BBSY + 2.25% Cash + 1.5% PIK, due 11/10/13 – (Australia)(4)	AUD 4,985,422	4,435,826	0.96%

Total Software Publishers		7,295,684
Support Activities for Mining (1.34%)
Trico Marine Services, Inc., 1st Lien Term Loan, LIBOR + 15.5%, due 12/31/11	$ 2,621,833	2,621,833	0.57%
Trico Shipping AS, 1st Lien Term Loan A, 13.5%, due 7/1/14 – (Norway)	$ 3,431,822	3,380,344	0.73%
Trico Shipping AS, Priority 1st Lien Term Loan A, 13.5%, due 9/21/11 – (Norway)	$ 129,000	129,000	0.03%
Trico Shipping AS, Priority 1st Lien Term Loan B, 13.5%, due 9/21/11 – (Norway)	$ 60,000	60,000	0.01%

Total Support Activities for Mining		6,191,177
Wired Telecommunications Carriers (2.57%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 – (Netherlands)(4)	€ 2,084,507	2,315,621	0.50%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15	$ 1,980,401	1,996,904	0.43%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 – (Netherlands)(4)	€ 4,927,729	4,896,990	1.06%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 – (Netherlands)(4)	€ 2,535,452	2,653,677	0.58%

Total Wired Telecommunications Carriers		11,863,192

Total Bank Debt (Cost $159,318,746)		166,005,964

Other Corporate Debt Securities (34.81%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (3.18%)
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13	$10,446,000	9,051,041	1.96%
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14	$ 6,773,000	5,621,590	1.22%

Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		14,672,631

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Aerospace Product and Parts Manufacturing (1.56%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15	$7,462,000	$5,663,882	1.23%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875% Cash or 9.625% PIK, due 4/1/15	$1,979,000	1,508,988	0.33%

Total Aerospace Product and Parts Manufacturing		7,172,870
Architectural, Engineering, and Related Services (3.63%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$10,985,000	8,678,150	1.88%
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	$2,651,940	2,718,238	0.59%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15(2),(5)	$5,321,627	5,321,627	1.16%

Total Architectural, Engineering, and Related Services		16,718,015
Data Processing, Hosting, and Related Services (0.62%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$2,066,000	2,058,253	0.45%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17(5)	$703,000	808,450	0.17%

Total Data Processing, Hosting, and Related Services		2,866,703
Full-Service Restaurants (2.86%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13(5)	$12,693,000	13,168,607	2.86%
Gambling Industries (1.54%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$7,695,000	7,079,400	1.54%
Industrial Machinery Manufacturing (1.50%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14(5)	$6,912,000	6,912,000	1.50%
Metal and Mineral (except Petroleum) Merchant Wholesalers (1.50%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$7,839,000	6,917,918	1.50%
Nonferrous Metal (except Aluminum) Production and Processing (0.88%)
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15(2),(5)	$4,000,000	4,040,000	0.88%
Oil and Gas Extraction (0.90%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$2,904,000	2,850,276	0.62%
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,342,000	1,295,030	0.28%

Total Oil and Gas Extraction		4,145,306
Other Information Services (3.60%)
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11(5)	$16,585,527	16,585,527	3.60%
Other Professional, Scientific, and Technical Services (1.51%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12 – (UK/France/Germany)(5)	$7,884,000	6,977,340	1.51%

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (3.67%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	$16,910,207	3.67%
Scheduled Air Transportation (2.57%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16(5)	$3,352,402	4,517,362	0.98%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(5)	$532,150	719,200	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(5)	$533,466	723,647	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13(5)	$3,015,652	3,801,229	0.82%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(5)	$478,139	558,944	0.12%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(5)	$580,622	695,004	0.15%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(5)	$626,369	849,983	0.18%

Total Scheduled Air Transportation		11,865,369
Wired Telecommunications Carriers (5.29%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16(5)	$9,830,000	10,739,275	2.33%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 – (Netherlands)(4), (5)	€17,942,492	9,293,508	2.02%
Zayo Group, LLC, Senior Secured 1st Lien Notes, 10.25%, due 3/15/17	$3,933,000	4,316,468	0.94%

Total Wired Telecommunications Carriers		24,349,251

Total Other Corporate Debt Securities (Cost $160,318,329)		160,381,144

Total Debt Investments (Cost $319,637,075)		326,387,108

Equity Securities (27.49%)
Architectural, Engineering, and Related Services (2.32%)
Alion Science & Technology Corporation, Warrants(3)	2,620	135,690	0.03%
ESP Holdings, Inc., 15% PIK, Preferred Stock(2),(5),(6)	20,297	3,005,832	0.65%
ESP Holdings, Inc., Common Stock(2),(3),(5),(6)	88,670	7,565,535	1.64%

Total Architectural, Engineering, and Related Services		10,707,057
Business Support Services (0.26%)
STG-Fairway Holdings, LLC, Class A Units(3),(5)	86,138	1,186,982	0.26%
Data Processing, Hosting, and Related Services (0.24%)
Anacomp, Inc., Class A Common Stock(2),(3),(5),(8)	1,255,527	1,086,031	0.24%
Depository Credit Intermediation (0.32%)
Doral Financial Corporation, Common Stock(3)	1,077,794	1,487,356	0.32%
Industrial Machinery Manufacturing (0.76%)
GSI Group, Inc., Common Stock(3),(5)	328,669	3,477,314	0.76%

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Shares	Fair Value	Percent of Cash and Investments
Equity Securities (continued)
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests(3),(5)	29	$1,681	—
Nonferrous Metal (except Aluminum) Production and Processing (9.43%)
International Wire Group, Inc., Common Stock(2),(5),(6)	1,979,441	43,468,524	9.43%
Other Amusement and Recreation Industries (0.04%)
Bally Total Fitness Holding Corporation, Common Stock(3),(5)	6,058	152,693	0.03%
Bally Total Fitness Holding Corporation, Warrants(3),(5)	10,924	52,435	0.01%

Total Other Amusement and Recreation Industries		205,128
Other Electrical Equipment and Component Manufacturing (8.84%)
EP Management Corporation, Common Stock(2),(5),(6),(7),(9)	1,312,720	40,727,138	8.84%
Other Information Services (2.43%)
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock(3),(5)	4,063,914	11,196,083	2.43%
Radio and Television Broadcasting (0.18%)
Encompass Digital Media Group, Inc., Common Stock(3),(5)	183,824	842,189	0.18%
Scheduled Air Transportation (0.37%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)(5)	28	311,102	0.07%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)(5)	28	307,754	0.07%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)(5)	32	375,796	0.08%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)(5)	30	357,648	0.08%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)(5)	28	338,830	0.07%

Total Scheduled Air Transportation		1,691,130
Semiconductor and Other Electronic Component Manufacturing (0.86%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	352	3,939,514	0.86%
Support Activities for Air Transportation (0.01%)
Alabama Aircraft Industries, Inc., Common Stock(3),(5)	164,636	32,927	0.01%
Wired Telecommunications Carriers (1.43%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	6,495,017	1.41%
Integra Telecom, Inc., Warrants(3),(5)	346,939	5,100	—
NEF Kamchia Co-Investment Fund, LP Interest – (Cayman Islands)(3),(4),(5)	2,455,500	98,593	0.02%

Total Wired Telecommunications Carriers		6,598,710

Total Equity Securities (Cost $171,262,213)		126,647,764

Total Investments (Cost $490,899,288)(10)		453,034,872

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2010
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Cash and Cash Equivalents (1.68%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.10%, Collateralized by Federal Farm Credit Bank Bonds	$2,000,006	$2,000,006	0.43%
General Electric Capital Corporation Company, Commercial Paper, 0.03%, due 1/3/11	$4,500,000	4,499,993	0.98%
Cash Denominated in Foreign Currencies	CAD 15,078	15,109	—
Cash Denominated in Foreign Currencies	€ 13,022	17,429	—
Cash Denominated in Foreign Currencies	£ 35,597	55,574	0.01%
Cash Denominated in Foreign Currencies	AUD 671,232	686,872	0.15%
Cash Held on Account at Various Institutions(11)	$ 474,293	474,293	0.11%

Total Cash and Cash Equivalents		7,749,276

Total Cash and Investments		$460,784,148	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Affiliated issuer — as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)
Non-income producing security.

(4)
Principal amount denominated in foreign currencies. Amortized cost and fair value converted from foreign currencies to US dollars.

(5)
Restricted security.

(6)
Investment is not a controlling position.

(7)
The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Issuer is a controlled company.

(9)
EP Management Corporation declared and paid an $11.04 per share dividend, or $14,492,428 total to the Partnership, in January of 2011.

(10)
Includes investments with an aggregate market value of $21,226,675 that have been segregated to collateralize certain unfunded commitments.

(11)
Includes $283,050 posted as collateral against currency options written.

See accompanying notes.

        Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $269,849,738 and $192,419,667, respectively.

        Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

        The total value of restricted securities and bank debt as of December 31, 2010 was $376,742,385, or 81.76% of total cash and investments of the Partnership.

  Options and swaps at December 31, 2010 were as follows:

Instrument	Notional Amount	Fair Value
Currency Options
Long
AUD Put Option, $0.818975, expires 6/28/11	AUD 461,433	$2,156
AUD Put Option, $0.818975, expires 12/28/11	430,671	7,877
AUD Put Option, $0.818975, expires 6/27/12	430,671	12,956
AUD Put Option, $0.818975, expires 12/27/12	861,342	35,843
AUD Put Option, $0.818975, expires 5/8/13	885,119	43,888
AUD Put Option, $0.818975, expires 11/6/13	4,984,477	301,106
Short
AUD Call Option, $1.108025, expires 6/28/11	(461,433)	(3,184)
AUD Call Option, $1.108025, expires 12/28/11	(430,671)	(6,723)
AUD Call Option, $1.108025, expires 6/27/12	(430,671)	(8,616)
AUD Call Option, $1.108025, expires 12/27/12	(861,342)	(20,007)
AUD Call Option, $1.108025, expires 5/8/13	(885,119)	(21,945)
AUD Call Option, $1.108025, expires 11/16/13	(4,984,477)	(131,431)

Net Currency Options		$211,920

Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$19,978

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations
Year Ended December 31, 2010

Investment income
Interest income:
Unaffiliated issuers	$29,158,784
Controlled companies	1,051,064
Other affiliates	2,200,971
Dividend income:
Unaffiliated issuers	280,139
Other affiliates	13,267,785
Other income:
Unaffiliated issuers	1,809,024
Other affiliates	33,445

Total investment income	47,801,212

Operating expenses
Management and advisory fees	6,787,188
Amortization of deferred debt issuance costs	440,289
Legal fees, professional fees and due diligence expenses	377,886
Interest expense	234,582
Commitment fees	218,935
Director fees	115,051
Insurance expense	90,989
Custody fees	81,886
Other operating expenses	286,427

Total expenses	8,633,233

Net investment income	39,167,979
Net realized and unrealized gain
Net realized gain:
Investments in affiliates	10,527,629
Investments in unaffiliated issuers	8,147,980

Net realized gain	18,675,609
Net change in unrealized appreciation/depreciation	12,945,410

Net realized and unrealized gain	31,621,019

Dividends paid on preferred equity facility	(1,508,341)
Net change in accumulated dividends on preferred equity facility	(9,532)

Net increase in net assets applicable to common limited and general partners resulting from operations	$69,271,125

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Year Ended December 31, 2010
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$233,061,800	$233,061,800	$—
Net investment income	39,167,979	39,167,979	—
Net realized gain	18,675,609	18,675,609	—
Net change in unrealized appreciation/depreciation	12,945,410	12,945,410	—
Dividends paid on preferred equity facility	(1,508,341)	(1,508,341)	—
Net change in accumulated dividends on preferred equity facility	(9,532)	(9,532)	—

Net increase in net assets applicable to common limited and general partners resulting from operations	69,271,125	69,271,125	—
Distributions to common limited partner from:
Net investment income	(37,996,100)	(37,996,100)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $10,505,437, $10,154,922 and $350,515, respectively)	$264,336,825	$264,336,825	$—

	Year Ended December 31, 2009
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$195,927,177	$195,927,177	$—
Net investment income	18,111,177	18,111,177	—
Net realized loss	(62,643,798)	(62,643,798)	—
Net change in unrealized appreciation/depreciation	98,786,144	98,786,144	—
Dividends paid on preferred equity facility	(2,544,220)	(2,544,220)	—
Net change in accumulated dividends on preferred equity facility	805,131	805,131	—

Net increase in net assets applicable to common limited and general partners resulting from operations	52,514,434	52,514,434	—
Distributions to common limited partner from:
Net investment income	(15,379,811)	(15,379,811)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $10,851,431, $10,500,916 and $350,515, respectively)	$233,061,800	$233,061,800	$—

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows
Year Ended December 31, 2010

Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$69,271,125
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash used in operating activities:
Net realized gain	(18,675,609)
Net change in unrealized appreciation/depreciation	(12,887,856)
Dividends paid on preferred equity facility	1,508,341
Net change in accumulated dividends on preferred equity facility	9,532
Accretion of original issue discount	(488,138)
Net accretion of market discount/premium	(1,096,529)
Income from paid in-kind capitalization	(7,012,011)
Amortization of deferred debt issuance costs	440,289
Changes in assets and liabilities:
Purchases of investment securities	(262,837,727)
Proceeds from sales, maturities and paydowns of investment securities	192,419,667
Increase in accrued interest income – unaffiliated issuers	(1,269,287)
Decrease in accrued interest income – controlled companies	4,181
Decrease in accrued interest income – other affiliates	141,080
Increase in receivable for investment securities sold	(3,449,805)
Increase in receivable from parent	(6,552)
Increase in prepaid expenses and other assets	(111,642)
Decrease in payable for investment securities purchased	(8,811,316)
Increase in payable to affiliate	92,825
Increase in interest payable	33,547
Decrease in accrued expenses and other liabilities	(27,220)

Net cash used in operating activities	(52,753,105)

Financing activities
Proceeds from draws on credit facility	192,000,000
Principal repayments on credit facility	(217,000,000)
Dividends paid on preferred equity facility	(1,508,341)
Distributions paid to common limited partner	(24,441,267)

Net cash used in financing activities	(50,949,608)

Net decrease in cash and cash equivalents	(103,702,713)
Cash and cash equivalents at beginning of year	111,451,989

Cash and cash equivalents at end of year	$7,749,276

Supplemental cash flow information:
Interest payments	$201,035

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

1. Organization and Nature of Operations

        Special Value Continuation Partners, LP (the "Partnership"), a Delaware Limited Partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

        Investment operations commenced and initial funding was received on July 31, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Special Value Continuation Fund, LLC ("SVCF" or the "Common Limited Partner") owns the entire common limited partner interest in the Partnership.

        The General Partner of the Partnership is SVOF/MM, LLC ("SVOF/MM"). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC ("TCP"), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

        Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership's assets to the Investment Manager and the Co-Manager. The Board of Directors consists of three persons, two of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership's Directors. The remaining Directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

        Total capitalization of the Partnership is approximately $678.8 million, consisting of approximately $419.0 million of initial common limited partner interests (the "Common Limited Interests") held by SVCF, an approximately $9.8 million initial general partner interest (the "GP Interest") held by SVOF/MM, $134 million of preferred limited partner interests (the "Preferred Limited Interests") and $116 million under a senior secured revolving credit facility (the "Senior Facility"). The Common Limited Interests, GP Interest, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

        The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Limited Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to June 30, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

1. Organization and Nature of Operations – (continued)

Preferred Equity Facility

        At December 31, 2010, the Partnership had 6,700 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Limited Interest. The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2010, the Partnership was in full compliance with such requirements.

        The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.75% or, in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit's cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

        Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

        Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

        Fair valuations of investments are determined under guidelines adopted by the Partnership's Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership's investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership's assets.

        Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

        Investments of the Company may be categorized based on the types of inputs used in valuing such assets. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

        At December 31, 2010, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$7,079,400	$1,487,356
2	Other observable market inputs*	52,596,202	103,323,712	3,477,314
3	Independent third-party pricing sources that employ significant unobservable inputs	113,346,599	49,978,032	117,368,154
3	Internal valuations with significant unobservable inputs	63,163	—	4,314,940

Total		$166,005,963	$160,381,144	$126,647,764

*
For example, quoted prices in inactive markets or quotes for comparable investments.

        Changes in investments categorized as Level 3 during the year ended December 31, 2010 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$45,255,960	$73,392,113	$96,160,272
Net realized and unrealized gains (losses)	8,512,039	(6,830,818)	3,641,603
Net acquisitions and dispositions	59,578,600	(16,583,263)	(994,890)
Reclassifications within Level 3†	—	—	18,662,610
Transfers out of Level 3	—	—	(101,441)

Ending balance	$113,346,599	$49,978,032	$117,368,154
Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$7,165,165	$(8,719,442)	$2,884,857

†
Comprised of $20,389,788 reclassified from Investment Manager Valuation to Independent Third Party Valuation, and $1,727,178 reclassified from Independent Third Party Valuation to Investment Manager Valuation.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$211,507	$793,632	$20,389,788
Net realized and unrealized gains	140,941	—	1,343,726
Net acquisitions and dispositions	(289,285)	(793,632)	1,038,241
Reclassifications within Level 3‡	—	—	(18,662,610)
Transfers into Level 3	—	—	205,795

Ending balance	$63,163	$—	$4,314,940
Net change in unrealized gains during the period on investments still held at period end (included in net realized and unrealized gains, above)	$140,941	$—	$1,913,150

‡
Comprised of $20,389,788 reclassified from Investment Manager Valuation to Independent Third Party Valuation, and $1,727,178 reclassified from Independent Third Party Valuation to Investment Manager Valuation.

        During the year ended December 31, 2010, one investment with a beginning-of-period fair value of $914,713 transferred from Level 2 to Level 1 due to increased trading volumes.

Investment Transactions

        The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Partnership's policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

Restricted Investments

        The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2010, the Partnership held foreign currency denominated investments comprising approximately 5.9% of the Partnership's total investments by fair value. Such positions were converted at the closing rate in effect at December 31, 2010 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap and option transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

        Unrealized gains and losses from derivative transactions during the year ended December 31, 2010 were included in net change in unrealized appreciation/depreciation in the Statement of Operations as follows:

Instrument	Location	Unrealized Gain (Loss)
Cross-currency basis swaps	Net change in net unrealized depreciation on investments	$394,378
Currency options	Net change in net unrealized depreciation on investments	(266,648)

        Valuations of open swap and option transactions at December 31, 2010 were determined as follows:

Instrument	Level	Basis for Determining Fair Value	Aggregate Value
Cross-currency basis swaps	2	Other observable market inputs	$19,978
Currency options	2	Other observable market inputs	211,920

Debt Issuance Costs

        Costs of approximately $3.5 million were incurred in connection with placing the Partnership's Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the Partnership's operations.

Purchase Discounts

        The majority of the Partnership's high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

        The Partnership's income or loss is reported in the partners' income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership's financial statements. The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss are subject to examination by federal and state taxing authorities for all tax years since inception. No such examinations are currently pending. Cost and unrealized appreciation (depreciation) for U.S.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

2. Summary of Significant Accounting Policies – (continued)

federal income tax purposes of the investments (including derivatives) at December 31, 2010 were as follows:

Unrealized appreciation	$77,575,726
Unrealized depreciation	(115,686,812)

Net unrealized depreciation	(38,111,086)
Cost	$491,377,855

3. Allocations and Distributions

        Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated between the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

        Distributions to the Common Limited Partner are generally based on the Common Limited Partner's estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2010, the Partnership had declared $162,175,910 in distributions to the Common Limited Partner since inception.

4. Management and Advisory Fees and Other Expenses

        The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Preferred Limited Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Limited Interests when less than $1 million in liquidation value of preferred securities is outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

        The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

5. Senior Secured Revolving Credit Facility

        The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the "Senior Facility") pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

        Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit's cost of funds plus 0.375%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at December 31, 2010 was 0.64%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2010, the Partnership was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

        In the normal course of business, the Partnership's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership's custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership's maximum exposure under these arrangements is unknown. However, the Partnership expects the risk of loss to be remote. The Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $11.6 million at December 31, 2010. These instruments are reflected at fair value and may be drawn up to the principal amount shown.

7. Related Parties

        The Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership advances payments to third parties on behalf of the Common Limited Partner which are reimbursable through deductions from distributions to the Common Limited Partner. At December 31, 2010, the Partnership had a receivable from the Common Limited Partner in the amount of $54,833, as reflected in the Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2010, such reimbursable amounts totaled $92,825, as reflected in the Statement of Assets and Liabilities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

8. Financial Highlights

	Year Ended December 31,				July 31, 2006 (Inception) to December 31, 2006
	2010	2009	2008	2007
Return on invested assets(1),(2)	20.4%	19.3%	(31.7)%	11.7%	8.4%
Gross return to common limited partner(1)	31.5%	27.3%	(49.2)%	11.5%	10.3%
Less: General Partner profit allocation(1)	—	—	0.5%	(2.1)%	(2.1)%

Return to common limited partner(1),(3)	31.5%	27.3%	(48.7)%	9.4%	8.2%

Ratios to average common equity:(4),(6)
Net investment income(5)	15.6%	8.8%	7.0%	12.8%	10.4%
Expenses	3.4%	4.4%	4.4%	4.5%	5.7%
Expenses and General Partner allocation	3.4%	4.4%	4.4%	4.5%	7.7%
Ending net assets attributable to common limited partner	$264,336,825	$233,061,800	$195,927,177	$392,503,508	$434,209,177
Portfolio turnover rate(1),(7)	47.4%	44.2%	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$31,663,014	$26,882,192	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate on debt	0.7%	1.0%	3.7%	5.8%	5.8%

Annualized Inception to Date Performance Data as of December 31, 2010:
Return on invested assets(2)	4.0%
Internal rate of return(8)	0.5%

	December 31,
Asset Coverage:	2010	2009	2008	2007	2006
Series A Preferred Limited Interests:
Interests outstanding	6,700	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,056	$20,055	$20,175	$20,289	$20,312
Asset coverage per interest	$48,790	$42,370	$43,368	$43,439	$41,526
Senior Secured Revolving Credit Facility:
Debt outstanding	$50,000,000	$75,000,000	$34,000,000	$207,000,000	$26,000,000
Asset coverage per $1,000 of debt outstanding	$8,960	$5,895	$10,529	$3,534	$819,353

(1)
Not annualized for periods of less than one year.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2010

8. Financial Highlights – (continued)

(2)
Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)
Annualized for periods of less than one year, except for allocations to the General Partner.

(5)
Net of allocation to the General Partner.

(6)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)
Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates(1)

Year Ended December 31, 2010

Security	Value, Beginning of Year	Acquisitions	Dispositions	Value, End of Year
Anacomp, Inc., Class A Common Stock	$2,783,811	$—	$—	$1,086,031
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13	9,138,218	765,729	(11,516,574)	—
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	7,827,719	—	(7,827,719)	—
EP Management Corporation, Common Stock	43,313,196	—	—	40,727,138
ESP Holdings, Inc., 15% PIK, Preferred Stock	5,412,228	—	(3,009,337)	3,005,832
ESP Holdings, Inc., Common Stock	20,389,788	—	—	7,565,535
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	6,592,331	1,283,665	(2,688,906)	5,321,627
International Wire Group, Inc., Common Stock	31,869,000	—	—	43,468,524
International Wire Group, Inc., Senior Secured Notes, 9.75%, due 4/15/15	—	8,990,670	(5,331,900)	4,040,000
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	10,091,445	—	(11,160,269)	—
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note, LIBOR + 7.5%, due 7/31/14	8,144,989	—	(8,281,636)	—
ITC^DeltaCom, Inc., Common Stock	20,146,626	—	(32,669,957)	—

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the 1940 Act due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers
December 31, 2010

Investment	Acquisition Date	Cost
AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010	$723,914
Alabama Aircraft Industries, Inc., Common Stock	Various 2002	3,550,121
Bally Total Fitness Holdings Corporation, Common Stock	4/30/10	45,186,963
Bally Total Fitness Holdings Corporation, Warrants	4/30/10	—
Encompass Digital Media Group, Inc., Common Stock	1/15/10	883,196
GSI Group, Inc., Common Stock	8/20/08	2,545,681
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	8/20/08	6,141,466
Integra Telecom, Inc., Common Stock	11/19/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11	Var. 2008 - 2010	15,617,928
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock	12/12/08	1,170,407
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	5,828,753
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17	8/29/07	24,772,026
Precision Holdings, LLC, Class C Membership Interests	4/30/10	660
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	Various 2010	11,583,061
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	668,792
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	3,352,402
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	532,150
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	533,466
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	3,015,652
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	478,138
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	580,622
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	626,369
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	125,811
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	124,495
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	177,753
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	181,070
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	146,175

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors of
Special Value Continuation Partners, LP

        We have audited the accompanying statement of assets and liabilities of Special Value Continuation Partners, LP (a Delaware Limited Liability Partnership) (the Partnership), including the statement of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Partnership's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2009, and confirmation of securities not held by the custodian by correspondence with others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Continuation Partners, LP at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

March 1, 2010

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities
December 31, 2009

Assets
Investments, at fair value:
Unaffiliated issuers (cost $231,914,842)	$177,353,616
Controlled companies (cost $37,461,893)	11,922,029
Other affiliates (cost $124,310,772)	153,787,322

Total investments (cost $393,687,507)	343,062,967
Cash and cash equivalents	111,451,989
Accrued interest income:
Unaffiliated issuers	3,914,270
Controlled companies	4,181
Other affiliates	353,793
Deferred debt issuance costs	2,018,090
Receivable for investment securities sold	1,811,419
Receivable from parent	48,281
Prepaid expenses and other assets	70,534

Total assets	462,735,524

Liabilities
Credit facility payable	75,000,000
Payable for investment securities purchased	12,749,432
Distribution payable	6,200,000
Management and advisory fees payable	565,599
Unrealized depreciation on swaps	374,400
Interest payable	46,055
Accrued expenses and other liabilities	369,901

Total liabilities	95,305,387

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred interests	368,337

Total preferred limited partner interests	134,368,337

Net assets applicable to common limited and general partners	$233,061,800

Composition of net assets applicable to common limited and general partners
Paid-in capital	$358,636,781
Accumulated net investment income	10,851,431
Accumulated net realized losses	(85,463,430)
Accumulated net unrealized depreciation	(50,962,982)

Net assets applicable to common limited and general partners	$233,061,800

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
Statement of Investments
December 31, 2009
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (43.51%)
Bank Debt (16.37%)(1)
Architectural, Engineering, and Related Services (1.75%)
Alion Science & Technology Corporation, 1st Lien Term Loan, LIBOR + 6%, due 2/6/13	$8,275,313	$7,944,300	1.75%
Communications Equipment Manufacturing (3.85%)
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$19,771,107	17,517,201	3.85%
Computer and Peripheral Equipment Manufacturing (0.21%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14	$1,095,011	951,291	0.21%
Electric Power Generation, Transmission and Distribution (0.05%)
La Paloma Generating Company Residual Bank Debt(3)	$23,218,322	211,507	0.05%
Offices of Real Estate Agents and Brokers (1.23%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$15,897,590	(1,748,735)	(0.38)%
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$6,891,566	7,310,801	1.61%

Total Offices of Real Estate Agents and Brokers		5,562,066
Other Electrical Equipment and Component Manufacturing (1.72%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12(2)	$7,827,719	7,827,719	1.72%
Other Investment Pools and Funds (2.82%)
American Capital, Ltd., Senior Unsecured Revolver, LIBOR + 9%, due 3/31/11	$13,764,622	12,795,765	2.82%
Petroleum and Coal Products Manufacturing (0.33%)
Building Materials Corporation of America, 2nd Lien Term Loan, LIBOR + 5.75%, due 9/15/14	$1,599,318	1,475,371	0.33%
Wired Telecommunications Carriers (4.41%)
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.5%, due 8/31/13	$156,454	157,286	0.03%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13(2)	$11,192,508	10,091,445	2.22%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14(2)	$8,281,636	8,144,989	1.79%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17(4)	€1,538,600	1,674,606	0.37%

Total Wired Telecommunications Carriers		20,068,326

Total Bank Debt (Cost $76,840,137)		74,353,546

Other Corporate Debt Securities (27.14%)
Architectural, Engineering, and Related Services (3.57%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$12,816,000	9,656,856	2.12%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15(2),(5)	$6,726,869	6,592,331	1.45%

Total Architectural, Engineering, and Related Services		16,249,187
Basic Chemical Manufacturing (0.28%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13	€1,111,000	1,294,064	0.28%
Data Processing, Hosting, and Related Services (2.18%)
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13(2),(5),(8)	$10,750,845	9,138,218	2.01%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17(5)	$703,000	773,898	0.17%

Total Data Processing, Hosting, and Related Services		9,912,116
Depository Credit Intermediation (0.34%)
Bank of America Corporation, Junior Subordinated Notes, 7.8%, due 2/15/10	$1,550,000	1,562,338	0.34%
Full-Service Restaurants (1.94%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13(5)	$9,089,000	8,816,330	1.94%
Gambling Industries (0.20%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18(5)	$1,153,000	914,713	0.20%
Grocery Stores (0.22%)
Safeway, Inc., Senior Unsecured Notes, 4.95%, due 8/16/10	$1,000,000	1,022,290	0.22%

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
Statement of Investments (Continued)
December 31, 2009
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount	Fair Value	Percent of Cash and Investments
Debt Investments (continued)
Industrial Machinery Manufacturing (1.50%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13(5)	$7,778,000	$6,821,306	1.50%
Nondepository Credit Intermediation (0.04%)
Fannie Mae, Fixed Rate Notes, 2.5%, due 4/9/10	$100,000	100,599	0.02%
Federal Home Loan Bank, Fixed Rate Notes, 2.375%, due 4/30/10	$100,000	100,572	0.02%

Total Nondepository Credit Intermediation		201,171
Offices of Real Estate Agents and Brokers (0.84%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	3,820,577	0.84%
Oil and Gas Extraction (0.80%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$2,904,000	2,657,160	0.58%
Seitel, Inc., Senior Notes, 9.75%, due 2/15/14(5)	$1,363,000	981,360	0.22%

Total Oil and Gas Extraction		3,638,520
Other Amusement and Recreation Industries (0.18%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13(3),(5)	$50,979,834	793,632	0.18%
Other Financial Services (0.09%)
State Street Corporation, Subordinated Notes, 7.65%, due 6/15/10	$410,000	421,853	0.09%
Other Information Services (4.46%)
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11(5)	$20,553,127	20,265,383	4.46%
Radio and Television Broadcasting (0.25%)
LBI Media, Inc., Senior Discount Notes, 11%, due 10/1/13	$308,000	231,000	0.05%
LBI Media, Inc., Senior Unsecured Subordinated Notes, 8.5%, due 8/1/17(5)	$1,109,000	926,015	0.20%

Total Radio and Television Broadcasting		1,157,015
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (2.14%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$11,886,000	9,725,006	2.14%
Scheduled Air Transportation (2.73%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16(5)	$3,642,786	4,549,839	1.00%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16(5)	$577,134	721,994	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16(5)	$577,483	724,164	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13(5)	$3,453,496	4,183,910	0.92%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14(5)	$566,965	629,048	0.14%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15(5)	$660,220	738,787	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16(5)	$678,052	850,277	0.19%

Total Scheduled Air Transportation		12,398,019
Support Activities for Mining (1.04%)
Allis-Chalmers Energy, Senior Unsecured Notes, 8.5%, due 3/1/17	$5,511,000	4,719,290	1.04%
Wired Telecommunications Carriers (3.75%)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17(4),(5)	€16,092,801	17,019,841	3.75%
Wireless Telecommunications Carriers (except Satellite) (0.59%)
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15(5)	$2,622,000	2,663,270	0.59%

Total Other Corporate Debt Securities (Cost $165,054,610)		123,415,921

Total Debt Investments (Cost $241,894,747)		197,769,467

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
Statement of Investments (Continued)
December 31, 2009
Showing Percentage of Total Cash and Investments of the Partnership

Investment	Principal Amount or Shares	Fair Value	Percent of Cash and Investments
Equity Securities (31.97%)
Architectural, Engineering, and Related Services (5.68%)
ESP Holdings, Inc., Common Stock(2),(3),(5),(6)	88,670	$20,389,788	4.49%
ESP Holdings, Inc., 15% PIK, Preferred Stock(2),(3),(5),(6)	40,618	5,412,228	1.19%

Total Architectural, Engineering, and Related Services		25,802,016
Data Processing, Hosting, and Related Services (0.61%)
Anacomp, Inc., Common Stock(2),(3),(5),(8)	1,253,969	2,783,811	0.61%
Depository Credit Intermediation (0.61%)
Doral Holdings, LP Interest(3),(5)	855,916	2,750,832	0.61%
Industrial Machinery Manufacturing (0.02%)
GSI Group Inc., Common Stock(3),(5)	216,987	101,441	0.02%
Nonferrous Metal (except Aluminum) Production and Processing (7.01%)
International Wire Group, Inc., Common Stock(2),(5),(6)	1,979,441	31,869,000	7.01%
Other Electrical Equipment and Component Manufacturing (9.53%)
EaglePicher Holdings, Inc., Common Stock(2),(3),(5),(6),(7)	1,312,720	43,313,196	9.53%
Other Information Services (0.58%)
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock(3),(5)	4,063,914	2,621,225	0.58%
Satellite Telecommunications (1.24%)
ViaSat, Inc., Common Stock(3),(5)	177,476	5,640,187	1.24%
Scheduled Air Transportation (0.21%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)(5)	22	198,569	0.04%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)(5)	22	198,442	0.04%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)(5)	21	176,963	0.04%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)(5)	21	186,145	0.04%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)(5)	22	221,594	0.05%

Total Scheduled Air Transportation		981,713
Semiconductor and Other Electronic Component Manufacturing (0.38%)
AIP/IS Holdings, LLC, Membership Units(3),(5)	643	1,727,178	0.38%
Support Activities for Air Transportation (0.05%)
Alabama Aircraft Industries, Inc., Common Stock(3),(5)	164,636	205,795	0.05%
Wired Telecommunications Carriers (6.05%)
Integra Telecom, Inc., Common Stock(3),(5)	1,274,522	6,511,983	1.43%
Integra Telecom, Inc., Warrants(3),(5)	346,939	23,250	0.01%
ITC^DeltaCom, Inc., Common Stock(2),(3),(5),(6)	10,890,068	20,146,626	4.43%
NEF Kamchia Co-Investment Fund, LP Interest(3),(4),(5)	2,455,500	815,247	0.18%

Total Wired Telecommunications Carriers		27,497,106

Total Equity Securities (Cost $151,792,760)		145,293,500

Total Investments (Cost $393,687,507)(9)		$343,062,967

Cash and Cash Equivalents (24.52%)
Toyota Motor Credit Corporation, Commercial Paper, 0.07%, 1/4/10	$8,000,000	7,999,953	1.76%
Toyota Motor Credit Corporation, Commercial Paper, 0.07%, 1/5/10	$4,000,000	3,999,969	0.88%
American Express Credit Corporation, Commercial Paper, 0.05%, 1/6/10	$20,000,000	19,999,861	4.40%
Chevron Funding Corporation, Commercial Paper, 0.04%, 1/13/10	$20,000,000	19,999,733	4.40%
General Electric Capital Corporation, Commercial Paper, 0.04%, 1/20/10	$20,000,000	19,999,578	4.40%
Union Bank of California, Commercial Paper, 0.17%, 1/29/10	$20,000,000	19,997,356	4.40%
Cash Denominated in Foreign Currencies	€24,399	34,941	0.01%
Cash Held on Account at Various Institutions	$19,420,598	19,420,598	4.27%

Total Cash and Cash Equivalents		111,451,989

Total Cash and Investments		$454,514,956	100.00%

See accompanying notes.

 Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)
December 31, 2009

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)
Affiliated issuer — as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)
Non-income producing security.

(4)
Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(5)
Restricted security.

(6)
Investment is not a controlling position.

(7)
The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Issuer is a controlled company.

(9)
Includes investments with an aggregate market value of $22,929,427 that have been segregated to collateralize certain unfunded commitments.

        Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $151,701,224 and $195,383,341, respectively.

        Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

        The total value of restricted securities and bank debt as of December 31, 2009 was $307,751,362 or 67.71% of total cash and investments of the Partnership.

        Swaps at December 31, 2009 were as follows:

Instrument	Notional Amount	Fair Value
Swaps
Euro/US Dollar Cross Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$6,040,944	$(374,400)

See accompanying notes

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations
Year Ended December 31, 2009

Investment income
Interest income:
Unaffiliated issuers	$22,104,058
Controlled companies	1,336,635
Other affiliates	3,237,447
Other income:
Unaffiliated issuers	381,088
Other affiliates	36,445

Total investment income	27,095,673

Operating expenses
Management and advisory fees	6,787,188
Legal fees, professional fees and due diligence expenses	480,766
Amortization of deferred debt issuance costs	440,289
Interest expense	281,758
Commitment fees	227,507
Director fees	110,259
Custody fees	94,856
Insurance expense	85,722
Other operating expenses	476,151

Total expenses	8,984,496

Net investment income	18,111,177
Net realized and unrealized gain (loss)
Net realized loss from:
Investments in unaffiliated issuers and foreign currency transactions	(58,517,023)
Investments in affiliated issuers	(4,126,775)

Net realized loss	(62,643,798)
Net change in unrealized depreciation	98,786,144

Net realized and unrealized gain	36,142,346

Dividends paid on preferred equity facility	(2,544,220)
Net change in accumulated dividends on preferred equity facility	805,131

Net increase in net assets applicable to common limited and general partners resulting from operations	$52,514,434

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Year Ended December 31, 2009
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$195,927,177	$195,927,177	$—
Net investment income	18,111,177	18,111,177	—
Net realized loss	(62,643,798)	(62,643,798)	—
Net change in unrealized depreciation	98,786,144	98,786,144	—
Dividends paid on preferred equity facility	(2,544,220)	(2,544,220)	—
Net change in accumulated dividends on preferred equity facility	805,131	805,131	—

Net increase in net assets applicable to common limited and general partners resulting from operations	52,514,434	52,514,434	—
Distributions to common limited partner from:
Net investment income	(15,379,811)	(15,379,811)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $10,851,431, $10,500,916 and $350,515, respectively)	$233,061,800	$233,061,800	$—

	Year Ended December 31, 2008
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$395,653,423	$392,503,508	$3,149,915
Net investment income	22,737,193	22,363,638	373,555
Net realized loss	(22,817,266)	(22,442,396)	(374,870)
Net change in unrealized appreciation/depreciation	(186,457,070)	(183,393,724)	(3,063,346)
Dividends paid on preferred equity facility	(5,953,838)	(5,856,021)	(97,817)
Net change in accumulated dividends on preferred equity facility	764,735	752,172	12,563

Net decrease in net assets applicable to common limited and general partners resulting from operations	(191,726,246)	(188,576,331)	(3,149,915)
Distributions to common limited partner from:
Net investment income	(8,000,000)	(8,000,000)	—

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $9,859,154, $9,508,639, and $350,515, respectively)	$195,927,177	$195,927,177	$—

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows
Year Ended December 31, 2009

Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$52,514,434
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized loss	62,643,798
Net change in unrealized depreciation	(98,772,071)
Dividends paid on preferred equity facility	2,544,220
Decrease in accumulated dividends on preferred equity facility	(805,131)
Accretion of original issue discount	(209,876)
Accretion of market discount	(2,070,040)
Income from paid in-kind capitalization	(7,388,046)
Amortization of deferred debt issuance costs	440,289
Changes in assets and liabilities:
Purchases of investment securities	(144,313,178)
Proceeds from sales, maturities and paydowns of investment securities	195,383,341
Increase in accrued interest income – unaffiliated issuers	(488,056)
Decrease in accrued interest income – controlled companies	8,129
Decrease in accrued interest income – other affiliates	151,641
Decrease in dividends receivable	2,137,796
Increase in receivable for investment securities sold	(1,811,419)
Increase in prepaid expenses and other assets	(9,472)
Increase in receivable from parent	(1,194)
Increase in payable for investment securities purchased	12,049,542
Decrease in interest payable	(629,150)
Decrease in management and advisory fees payable	(125,000)
Decrease in payable to affiliate	(104,843)
Decrease in accrued expenses and other liabilities	(29,943)

Net cash provided by operating activities	71,115,771

Financing activities
Proceeds from draws on credit facility	191,000,000
Principal repayments on credit facility	(150,000,000)
Dividends paid on preferred equity facility	(2,544,220)
Distributions paid to common limited partner	(9,179,811)

Net cash provided by financing activities	29,275,969

Net increase in cash and cash equivalents	100,391,740
Cash and cash equivalents at beginning of year	11,060,249

Cash and cash equivalents at end of year	$111,451,989

Supplemental cash flow information:
Interest payments	$910,908

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

1. Organization and Nature of Operations

        Special Value Continuation Partners, LP (the "Partnership"), a Delaware Limited Partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

        Investment operations commenced and initial funding was received on July 31, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Special Value Continuation Fund, LLC ("SVCF" or the "Common Limited Partner") owns the entire common limited partner interest in the Partnership.

        The General Partner of the Partnership is SVOF/MM, LLC ("SVOF/MM"). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC ("TCP"), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

        Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership's assets to the Investment Manager and the Co-Manager. The Board of Directors consists of three persons, two of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership's Directors. The remaining Directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

        Total capitalization of the Partnership is approximately $678.8 million, consisting of approximately $419.0 million of initial common limited partner interests (the "Common Limited Interests") held by SVCF, an approximately $9.8 million initial general partner interest (the "GP Interest") held by SVOF/MM, $134 million of preferred limited partner interests (the "Preferred Limited Interests") and $116 million under a senior secured revolving credit facility (the "Senior Facility"). The Common Limited Interests, GP Interest, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

        The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Limited Interests. However, the Partnership Agreement will prohibit

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

1. Organization and Nature of Operations – (continued)

liquidation of the Partnership prior to June 30, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Preferred Equity Facility

        At December 31, 2009, the Partnership had 6,700 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Interest. The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership's option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2009, the Partnership was in full compliance with such requirements.

        The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit's cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

        The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In the opinion of the Investment Manager and the General Partner, the financial results of the Partnership included herein contain all adjustments necessary to present fairly the financial position of the Partnership as of December 31, 2009, the results of its operations and its cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended. Subsequent events have been evaluated through March 1, 2010, the date of issuance of the financial statements. The following is a summary of the significant accounting policies of the Partnership.

Investment Valuation

        Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership's Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred. Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

        Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

        Fair valuations of investments are determined under guidelines adopted by the Partnership's Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership's investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership's assets.

        Investments of the Company may be categorized based on the types of inputs used in valuing such assets. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At December 31, 2009, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$—	$5,640,187
2	Other observable market inputs*	28,886,079	49,230,176	23,103,253
3	Independent third-party pricing sources that employ significant unobservable inputs	45,255,960	73,392,113	96,160,272
3	Internal valuations with significant unobservable inputs	211,507	793,632	20,389,788

Total		$74,353,546	$123,415,921	$145,293,500

*
E.g. quoted prices in inactive markets or quotes for comparable investments

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

        Changes in investments categorized as Level 3 during the year ended December 31, 2009 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$141,957,300	$36,132,834	$89,988,528
Net realized and unrealized gains (losses)	1,932,753	1,262,168	(10,389,887)
Net acquisitions and dispositions	(98,634,093)	18,050,870	10,180,521
Net transfers into (out of) category	—	17,946,241	6,381,110

Ending balance	$45,255,960	$73,392,113	$96,160,272
Net change in unrealized gains (losses) during the year on investments still held at year end (included in net realized and unrealized gains/losses, above)	$16,536,487	$1,168,114	$9,514,160

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$229,161	$23,457,575	$24,550,243
Net realized and unrealized gains (losses)	(17,654)	(4,717,702)	2,220,655
Net acquisitions and dispositions	—	—	—
Net transfers into (out of) category	—	(17,946,241)	(6,381,110)

Ending balance	$211,507	$793,632	$20,389,788
Net change in unrealized gains (losses) during the year on investments still held at year end (included in net realized and unrealized gains/losses, above)	$(17,654)	$(4,717,702)	$16,943,928

Investment Transactions

        The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

        Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

Repurchase Agreements

        In connection with transactions in repurchase agreements, it is the Partnership's policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

        The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

        The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2009, the Partnership held foreign currency denominated investments comprising approximately 6.1% of the Partnership's total investments by fair value. Such positions were converted at the closing rate in effect at December 31, 2009 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

        Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

        In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

        Gains and losses from derivative transactions during the year ended December 31, 2009 were included in net realized and unrealized gain on investments in the Statement of Operations as follows:

Derivative	Realized	Unrealized
Cross currency basis swaps	$(595,612)	$167,330

        Valuations of open swap transactions at December 31, 2009 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(374,400)

Debt Issuance Costs

        Costs of approximately $3.5 million were incurred in connection with placing the Partnership's Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Partnership's operations.

Purchase Discounts

        The majority of the Partnership's high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

        The Partnership's income or loss is reported in the partners' income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership's financial statements. The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss are subject to examination by federal and state taxing authorities for all tax years since inception. No such examinations are currently pending.

        Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at December 31, 2009 were as follows:

Unrealized appreciation	$55,822,965
Unrealized depreciation	(106,821,905)

Net unrealized depreciation	$(50,998,940)

Cost of investments	$393,687,507

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

2. Summary of Significant Accounting Policies – (continued)

Use of Estimates

        The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

3. Allocations and Distributions

        Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions. 80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated between the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

        Distributions to the Common Limited Partner are generally based on the Common Limited Partner's estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2009, the Partnership had declared $124,179,811 in distributions to the Common Limited Partner since inception.

4. Management Fees and Other Expenses

        The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Preferred Limited Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Limited Interests when less than $1 million in liquidation value of preferred securities is outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

        The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

5. Senior Secured Revolving Credit Facility

        The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the "Senior Facility") pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

        Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit's cost of funds plus 0.375%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at December 31, 2009 was 0.61%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46,400,000 in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2009, the Partnership was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

        The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

        In the normal course of business, the Partnership's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership's custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

        Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership's maximum exposure under these arrangements is unknown. However, the Partnership expects the risk of loss to be remote.

        The Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $16.1 million at December 31, 2009. These instruments are reflected at fair value and may be drawn up to the principal amount shown.

7. Related Parties

        From time to time the Partnership advances payments to third parties on behalf of the Common Limited Partner which are reimbursable through deductions from distributions to the Common Limited Partner.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

8. Financial Highlights

	Year Ended December 31,			July 31, 2006 (Inception) to December 31, 2006
	2009	2008	2007
Return on invested assets(1),(2)	19.3%	(31.7)%	11.7%	8.4%
Gross return to common limited partner(1)	27.3%	(49.2)%	11.5%	10.3%
Less: General Partner profit allocation(1)	—	0.5%	(2.1)%	(2.1)%

Return to common limited partner(1),(3)	27.3%	(48.7)%	9.4%	8.2%

Ratios and Supplemental Data:
Ending net assets attributable to common limited partner	$233,061,800	$195,927,177	$392,503,508	$434,209,177
Net investment income / average common limited partner equity(4),(5),(6)	8.8%	7.0%	12.8%	10.4%
Expenses and General Partner allocation / average common equity
Operating expenses(4),(6)	4.4%	4.4%	4.5%	5.7%
General Partner allocation(1)	—	(1.0)%	2.3%	2.0%

Total expenses and General Partner allocation	4.4%	3.4%	6.8%	7.7%

Portfolio turnover rate(1),(7)	44.2%	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$26,882,192	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate	1.0%	3.7%	5.8%	5.8%
Annualized Inception to Date Performance Data as of December 31, 2009:
Return on common equity(3)	(7.4)%
Return on invested assets(2)	(0.4)%
Internal rate of return to common limited partner equity(8)	(5.7)%

	December 31,
Asset Coverage:	2009	2008	2007	2006
Series A Preferred Limited Interests:
Interests outstanding	6,700	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,055	$20,175	$20,289	$20,312
Asset coverage per interest	$42,370	$43,368	$43,439	$41,526
Senior Secured Revolving Credit Facility:
Debt outstanding	$75,000,000	$34,000,000	$207,000,000	$26,000,000
Asset coverage per $1,000 of debt outstanding	$5,895	$10,529	$3,534	$819,353

(1)
Not annualized for periods of less than one year.

(2)
Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements
December 31, 2009

8. Financial Highlights – (continued)

(3)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)
Annualized for periods of less than one year.

(5)
Net of allocation to the General Partner.

(6)
These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)
Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates(1)
Year Ended December 31, 2009

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period
Anacomp, Inc., Common Stock	$4,971,987	$—	$—	$2,783,811
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09	1,081,614	—	(1,175,667)	—
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13	7,259,224	2,520,432	—	9,138,218
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	6,946,821	—	—	7,827,719
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	5,862,500	—	(5,850,250)	—
EaglePicher Holdings, Inc., Common Stock	40,057,651	—	—	43,313,196
ESP Holdings, Inc., 1st Lien Revolver, LIBOR + 4.5%, due 6/30/09	79,263	—	(79,902)	—
ESP Holdings, Inc., 1st Lien Term Loan, LIBOR + 4.5%, due 6/30/09	1,244,052	—	(1,330,537)	—
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14	15,187,920	—	(15,187,920)	—
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	5,479,440	—	—	6,592,331
ESP Holdings, Inc., Common Stock	18,169,132	—	—	20,389,788
ESP Holdings, Inc., 15% PIK, Preferred Stock	5,283,853	—	—	5,412,228
International Wire Group, Inc., Common Stock	36,461,303	—	—	31,869,000
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	8,189,645	—	—	10,091,445
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note, LIBOR + 7.5%, due 7/31/14	6,360,297	—	—	8,144,989
ITC^DeltaCom, Inc., Common Stock	5,445,034	—	—	20,146,626

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuer's voting securities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Restricted Securities of Unaffiliated Issuers
December 31, 2009

Investment	Acquisition Date	Cost
AIP/IS Holdings, LLC, Membership Units	10/27/09	$1,386,718
Alabama Aircraft Industries, Inc., Common Stock	Various 2002	3,550,121
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13	10/1/2007	45,025,305
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15	Various 2009	2,568,118
Doral Holdings, LP Interest	7/12/07	11,138,132
GSI Group Corporation, Senior Notes, 11%, due 8/20/13	8/20/08	6,872,820
GSI Group Inc., Common Stock	8/20/08	1,136,228
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	6/25/09	821,583
Integra Telecom, Inc., Common Stock	11/11/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
IRI Holdco (RW), LLC, Note Receivable, 8%, due 12/12/11	10/31/08	19,382,720
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock	10/31/08	1,170,407
LBI Media, Inc., Senior Unsecured Subordinated Notes, 8.5%, due 8/1/17	Various 2009	677,710
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17	8/29/07	22,284,219
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	Various 2009	8,040,395
Seitel, Inc., Senior Notes, 9.75%, due 2/15/14	Various 2009	901,155
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	668,792
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	3,642,786
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	577,134
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	577,483
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	3,453,496
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	566,965
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	660,220
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	678,052
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	148,697
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	148,348
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	154,334
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	177,430
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	174,182
ViaSat, Inc., Common Stock	12/15/09	3,486,250

        Through and including April 28, 2012 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscription.

5,750,000 Shares

TCP Capital Corp.

Common Stock

P R O S P E C T U S

Deutsche Bank Securities

Stifel Nicolaus Weisel

Oppenheimer & Co.

D.A. Davidson & Co.

Natixis

Wunderlich Securities

Ladenburg Thalmann & Co. Inc.

Aegis Capital Corp.

Mitsubishi UFJ Securities

National Securities Corporation

April 3, 2012